                             [Logo] Heartland Funds
                            ------------------------
                            AMERICA'S VALUE INVESTOR

                                  Value Report

                                 June 30, 1998

                            Notes on value investing

                                for investors in

                                Heartland Funds


                               Semi-Annual Report

                                to Shareholders

                              Large Cap Value Fund

                               Mid Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                           Small Cap Contrarian Fund
                            (closed to new accounts)

                                   Value Fund
                            (closed to new accounts)

VALUE REPORT

Dear Fellow Investor

Our servicemark is "America's Value Investor.(R)" How do we define value? Quite precisely via our Heartland 10 Point Value Criteria. In view of the stock market's currently heady valuation and the ill wind blowing from the East--Asian economic turmoil that is already impacting the U.S. economy and corporate profits--we thought this an appropriate time to review our 10 point valuation grid. Be advised not every one of our equity holdings gets the highest marks in each of these value criteria. That would be too much for even us to ask. However, we like to see portfolio positions that clear most of these value hurdles. (Refer to our grid on the next page.)

Although the past is not always prologue to the future, we think value stocks are likely to hold up better than more richly priced stocks should the market run into trouble. In Heartland Research Report #7 titled "Value Investing: Come Rain or Come Shine" (December, 1997), Mid Cap Value Fund Portfolio Manager Mike Berry studied the performance of low price/earnings ratio stocks (our proxy for value) versus high P/E stocks during market downturns.* In 12 market declines from 1937 through 1990, low P/E stocks outperformed high P/E stocks 9 times and on an average annualized market-adjusted basis, gained 3.1% compared to a 4.7% decline for high P/E stocks.

We can't promise value stocks will be immune to any broad-based bear market. However, we sleep easier at night believing we own stocks more reasonably priced relative to the market based on our disciplined appraisal of their "real world" economic value.

Sincerely,



William J. Nasgovitz
President

                           [Photo of Bill Nasgovitz]

* The universe of stocks for this study encompassed all stocks listed on the New York Stock Exchange. Low P/E stocks consisted of the bottom 20% based on normalized P/E ratios and high P/E stocks consisted of the highest 20%, not including stocks with ultra high multiples greater than 500.

                                                                    VALUE REPORT

Our Value Criteria for Stock Selection

1 Low price/earnings multiple. We look for a stock's price/earnings ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E provides opportunity for a sharp price increase. Also, if the market drops, we believe low P/E stocks have less downside risk.

2 High cash flow. A strong cash flow permits a company to finance expansion internally, repurchase shares or increase the dividend.

3 Positive earnings dynamics. We favor companies with improving earnings or upwardly revised estimates.

4 Discount to book value. A company's book value--its assets minus its liabilities--gives an indication of what it would be worth if liquidated. We like to buy a stock for less than that. By contrast, we find trendy stocks often selling at upwards of 5 or more times book value.

5 Financial soundness. How much debt does a company have relative to its equity? We like low-debt balance sheets--with no more than 25% debt to total capital.

6 High insider ownership. Executives who invest in their own stock have their interests aligned with those of other shareholders.

7 Capable management. We look for companies with top decision-makers who have a realistic vision for the company, as well as a history of success and the drive to accomplish their goals.

8 Hidden assets. We like companies that have undervalued assets. These can include understated natural resources, over-funded pension plans, or fixed assets worth substantially more than their stated book value.

9 Positive technical analysis. We analyze how the stock's price has moved over time. We prefer to buy stocks that have built long-term bases.

10 Catalyst for recognition. We look for a factor--a new product, for instance--that could potentially ignite interest in the stock and close the gap between the stock's price and what we believe is its intrinsic value.

VALUE REPORT

Heartland Large Cap Value Fund

In second quarter 1998, our financial service and utilities holdings performed well. Our energy investments continued to disappoint with oil prices declining to twelve-year lows. Economically sensitive cyclicals also gave some ground as Asian economic turmoil posed a threat to global economic growth. We believe selected energy stocks still offer exceptional longer-term value.

All Aboard!

Union Pacific Corp. got flagged by Wall Street for trying to integrate its acquisition of Southern Pacific too quickly. Ensuing operational difficulties, including long delays and late freight deliveries, produced several quarters of earnings disappointments. As is often the case when a high profile market favorite suffers an earnings shortfall, Wall Street analysts began wearing out their erasers lowering earnings estimates for 1999 and beyond. In our opinion, Union Pacific Corp.'s operational problems are in the process of being solved. We think 1999 earnings will come in around $4.50 or better per share and that the company's 2000 earnings could be as high as $6.00 per share compared to the $4.20 the Street is currently anticipating.

What if they are right and we are wrong? We still believe we are getting a premier company in the railroad industry at around 6 times cash flow compared with 16x for the S&P 500. Of course, we reserve the right to change course if management can't get things back on track. However, we think the stock is cheap for a company we believe to be turning around.

On 6/30/98, the Fund held 8,000 shares of Union Pacific Corporation, valued at $353,000, representing 3.8% of the Fund's net assets.

                          [Photo of James P. Holmes]

                             James P. Holmes, CFA
                               Portfolio Manager

"As is often the case when a high profile market favorite suffers an earnings shortfall, Wall Street analysts began wearing out their erasers lowering Union Pacific Corp.'s earnings estimates for 1999 and beyond."

                                                                    VALUE REPORT

Heartland Large Cap Value Fund

This Fund pursues long-term capital appreciation and is our most conservative equity offering. Using Heartland's value-investing criteria, it seeks undervalued opportunities among companies with stock-market capitalizations of over $1 billion.

AVERAGE ANNUAL TOTAL RETURNS/1/                  SINCE INCEPTION
                                   YTD*  1-year    (10/11/96)
   Large Cap Value Fund            5.8%  12.4%        19.9%
   S&P 500 Index                  17.7   30.2         35.4

*Not annualized.

 The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.

FUND FACTS

Growth of $10,000                               Fund vs. S&P 500/2/
  since inception (10/11/96)....  $13,650/1/        Alpha.................  -.30
Median market cap...............  $4.0 bil.         Beta..................   .68
Share price.....................  $13.01            R-squared.............   .73
Net assets......................  $9.3 mil.     Number of holdings........    52




COMPARATIVE VALUATIONS   Heartland Large        S&P 500
                         Cap Value Fund         Index/4/
Price/Earnings Ratio/3/       19.1x              23.9x
Price/Book Value Ratio         1.9x               4.5x
Price/Cash Flow Ratio          8.2x              16.1x

TOP 10 HOLDINGS
Union Pacific Corporation ...............  3.8%         Raychem Corporation ...........................  3.1%
Unicom Corporation ......................  3.4          Consolidated Natural Gas Company ..............  2.9
Household International, Inc. ...........  3.3          St. Paul Companies, Inc. ......................  2.8
Companhia Cervejaria Brahma (ADR) .......  3.2          Owens Corning .................................  2.7
Shaw Industries, Inc. ...................  3.1          Telecomunicacoes Brasileiras S.A. (ADR) .......  2.7

Past performance is no guarantee of future results.

All statistics are as of June 30, 1998.

/1/ Includes reinvestment of all dividends and capital gains distributions.
    Without fee waivers and expense reimbursement in effect during the period, total return for the Fund would have been lower./2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 6/30/98. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics./3/ '98 estimate./4/ Source: Emerging Growth Research at Schroder & Co., Inc.

VALUE REPORT

                                                    Heartland Mid Cap Value Fund

In second quarter 1998, our utilities holdings performed well. Our HMO positions also rallied as investors began to realize federal government regulation would not be as draconian as first expected and that those HMOs that have trimmed costs should be more profitable. The Fund's homebuilder stocks (among our best performing groups in the first quarter) were hammered on speculation the Federal Reserve was leaning toward a rate hike. We doubt the Fed will raise rates in the foreseeable future and believe some of the homebuilders are once again outstanding bargains.

Checking In

Patriot American Hospitality is a large hotel Real Estate Investment Trust
(REIT) that owns, manages, leases or franchises 461 hotels under names including Wyndham Hotels, International Hotels and Summerfield Suites.

REITs in general have not performed well in 1998 and Patriot American really got slammed on news the Clinton Administration and Congress were determined to eliminate the "paired share" structure--Patriot American is one of just four companies currently allowed to pass the vast majority of operating company income directly to the REIT and in the process, shield operating earnings from taxes. We expect legislation to be passed this summer limiting Patriot's "paired share" tax advantages to existing assets. Not great news, but hardly a disaster for this already sizable company.

Patriot American stock slid from an October 1997 high of around $33 per share to $20.375 in mid June. As of June 30, it was trading at around 7.3 times 1998 cash flow estimates, (a substantial discount to the REIT group's average cash flow multiple), and had a dividend yield of 5.3%. We'll keep an eye out for any legislative developments or other conditions that might cause us to change our view. However, at present, we believe Patriot American is a legitimate growth company trading at a true value price.

On 6/30/98, the Fund held 29,700 shares of Patriot American Hospitality, Inc., valued at $710,944, representing 1.5% of the Fund's net assets.

                          [Photo of Michael A. Berry]

                            Michael A. Berry, Ph.D.
                               Portfolio Manager

"We believe Patriot American is still a legitimate growth company trading at a true value price."

                                                                    VALUE REPORT

Heartland Mid Cap Value Fund

This Fund pursues long-term capital appreciation. Using intensive research and Heartland's value criteria, it seeks undervalued opportunities among companies with stock market capitalizations between $750 million and $5 billion.

 AVERAGE ANNUAL TOTAL RETURNS*                                   SINCE INCEPTION
                                             YTD*      1-year      (10/11/96)
  Mid Cap Value Fund                         9.0%      18.0%          23.0%

  S&P Mid-Cap Index                          8.6       27.2           27.5

*Not annualized.
 The S&P Mid-Cap Index is an unmanaged index of 400 stocks generally considered representative of the mid-cap market.


FUND FACTS
Growth of $10,000                                      Fund vs. S&P Mid-Cap Index/2/
 since inception (10/11/96).. $14,273/1/                  Alpha............. .52
Median market cap............ $1.5 bil.                   Beta.............. .79
Share price.................. $13.93                      R-squared......... .86
Net assets................... $48.4 mil.               Number of holdings... .64



COMPARATIVE VALUATIONS
                                                      Heartland Mid Cap     S&P Mid-Cap
                                                         Value Fund           Index/4/
    Price/Earnings Ratio/3/                                 16.8x             20.8x
    Price/Book Value Ratio                                   2.4x              3.1X
    Price/Cash Flow Ratio                                   10.4x             16.8x



TOP 10 HOLDINGS
Reliance Group Holdings, Inc. .. 2.5%           Trigon Healthcare, Inc. ...........  2.0%
Medusa Corporation ............. 2.5            Toll Brothers, Inc. ...............  1.9
Allegiance Corporation ......... 2.3            Sterling Software, Inc. ...........  1.9
Lennar Corporation ............. 2.2            Blount Int'l, Inc. (Class A) ......  1.8
ICN Pharmaceuticals, Inc. ...... 2.0            Integrated Health Services, Inc. ..  1.8


All statistics are as of June 30, 1998.

/1/ Includes reinvestment of all dividends and capital gains distributions. /2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 6/30/98. Source:
Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ '98 estimate. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

VALUE REPORT

Heartland Value Plus Fund

In second quarter 1998, our insurance holdings performed quite well. Our positions in high yielding groups like utilities and real estate investment trusts (REITs) disappointed. However, the sector that was hit the hardest was energy, which as of June 30 comprised 8.73% of the Fund.

Running on Empty?

With oil prices plummeting to a 12-year low, it is not surprising energy stocks ran out of gas. As is reflected in the sharp decline of our energy positions, small cap energy stocks got 4 flat tires as well.

Will energy stocks start moving in the right direction in the quarters ahead? We note that El Nino years have historically been followed by colder than normal winters in North America. OPEC has already made some production cuts and will likely try to trim production further. Even with Asian demand projected to be flat, worldwide demand is expected to grow by 2% in 1998. Oil production is currently at about 95% of capacity and though readily available inventory has risen modestly in 1998, it is still below levels of two years ago. Interestingly, this is the sixth time in the last 17 years oil has dipped below $17 per barrel. During the previous 5 occasions it was back above $17 within 24 weeks on average. We believe by the end of this year, oil prices will have risen significantly. If we are right, the portfolio's largest energy holding Southwestern Energy--currently trading at just 3.0 times trailing 12- month cash flow versus 9 times cash flow for the major integrated oils and 16 times cash flow for the S&P 500--has the potential to kick into high gear. Keep in mind that as with any portfolio holding, we reserve the right to sell should circumstances warrant it.

On 6/30/98, the Fund held 1,000,000 shares of Southwestern Energy, valued at $9,187,500, representing 3.1% of the Fund's net assets.

                        [Photo of William J. Nasgovitz]




                             William J. Nasgovitz
                             Portfolio Co-Manager


                         [Photo of Patrick J. Retzer]
                            Patrick J. Retzer, CPA
                             Portfolio Co-Manager

"Interestingly, this is the sixth time in the last 17 years oil has dipped below
 $17 per barrel. During the previous 5 occasions it was back above $17 within 24 weeks on average."

                                                                    VALUE REPORT

Heartland Value Plus Fund

An equity-income investment, this Fund seeks both capital appreciation and current income. By investing chiefly in income-producing equity securities of smaller companies, it pursues capital appreciation and a dividend yield higher than the yield of the S&P 500. This approach involves investment risks in addition to those presented by investments in larger-capitalization companies including the potential for greater price volatility and lower market liquidity.


JUNE YIELD
   Value Plus Fund.............................................................3.3%*
   S&P 500 Index...............................................................1.5%
*SEC yield annualized for the 30 days ending 6/30/98.

AVERAGE ANNUAL TOTAL RETURNS/1/                                     SINCE INCEPTION
                                 YTD**         1-year     3-year     (10/26/93)
   Value Plus Fund               -0.7%         17.3%     22.3%            17.9%
   Russell 2000                   4.9          16.5      18.9             15.3

**Not annualized.


The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. Small company stocks may be more volatile than those of the S&P 500.

FUND FACTS

Growth of $10,000
  since inception (10/26/93)................$21,597/1/
Median market cap...........................$141 mil.
Share price.................................$15.67
Net assets..................................$293.4 mil.
comparative valuations


Fund vs. Russell 2000/2/
  Alpha.......................................6.43
  Beta........................................ .45
  R-squared................................... .49
Number of holdings............................  93


COMPARATIVE VALUATIONS

                                             Heartland           Russell
                                          Value Plus Fund        2000/4/
  Price/Earnings Ratio/3/                      15.1x              22.8x
  Price/Book Value Ratio                        1.3x               2.6x
  Price/Cash Flow Ratio                         7.3x              15.9x




TOP 10 HOLDINGS

Fleming Companies, Inc..........................5.5%
London Pacific Group Ltd. (ADR).................3.2
Southwestern Energy Company.....................3.1
Interstate Energy Corporation...................2.8
UniSource Energy Corporation....................2.7

Dames & Moore, Inc..............................2.6%
Ziegler Coal Holding Company....................2.3
Wellman, Inc....................................2.3
Oil-Dri Corporation of America..................2.3
Anglogold Ltd. (ADR)............................2.1

All statistics are as of June 30, 1998.
/1/ Includes reinvestment of all dividends and capital gains distributions. /2/ Based on monthly data for the 3-year period ending 6/30/98. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ '98 estimate. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

VALUE REPORT

                   Heartland U.S. Government Securities Fund

Clicking on All Cylinders

Fueled by low inflation, benign Federal Reserve policy, signs of a slowing domestic economy, and a global "flight to quality", U.S. government bonds surged ahead in the second quarter of 1998. Can they maintain momentum in the quarters ahead? Short term, we could see them stall. However, we believe sustainable economic trends and a favorable supply/demand balance should continue to benefit U.S. government bonds longer term. Some key points to remember:

 . Commodity prices are declining globally and we believe Asian economic turmoil should further limit domestic pricing flexibility. These forces should help keep inflation under control.

 . Rising Tax Receipts--High employment is swelling U.S. income tax coffers, with a little kick coming from individuals' lower home mortgage interest deductions resulting from extensive refinancings at lower interest rates.

 . Treasury issuance is way down from year ago levels and with the prospect for a $25-$50 billion federal budget surplus in 1998, should decline further. In addition, the new Treasury Inflation Protected Securities (TIPs) should reduce the supply of traditional Treasuries.

 . The "full faith and credit" guarantee of Uncle Sam is worth a lot to investors here and abroad. Periodic "flights to quality" may evolve into a more enduring "appreciation of quality" in the years ahead.

In summary, although U.S. government securities have already experienced impressive appreciation this year, long-term trends should continue to work in our shareholders' favor.

                          [Photo of Patrick J. Retzer]

                             Patrick J. Retzer, CPA
                               Portfolio Manager

"The `full faith and credit' guarantee of Uncle Sam is worth a lot to investors here and abroad."

                                                                    VALUE REPORT

Heartland U.S. Government Securities Fund

This Fund seeks a high level of current income, liquidity, and safety of principal. It works to minimize credit risk by investing virtually all its assets in securities issued or guaranteed by the U.S. Government or its agencies./1/ And although its duration is unrestricted, the Fund generally looks to limit price fluctuation by managing within a narrow, intermediate duration range of 3 to 6 years.

   JUNE YIELD...................................................................................5.5%/2/

SEC yield annualized for the 30 days ending 6/30/98.

AVERAGE ANNUAL TOTAL RETURNS/3/
                                                                                            Since
                                                                                           inception
                                                        YTD*   1-year   5-year   10-year   (4/9/87)
   U.S. Government
   Securities Fund                                      4.0%    10.9%     5.6%      9.0%        8.6%

   Lipper General
   U.S Gov't Fund Index                                 3.5     10.0      5.6       7.7         7.3

*Not annualized.
The Lipper General U.S. Government Fund Index is an equally weighted index of the performance of the 30 largest U.S. general government funds as tracked by Lipper Analytical Services, Inc.

FUND FACTS
Growth of $10,000
 since inception (4/9/87).......................................$25,201/3/
Share price..........................................................$9.95
Net assets......................................................$53.0 mil.

Avg. weighted duration............................................4.1 yrs.
Avg. weighted credit quality.....................................Agency/1/
Dividends..............................Declared daily, distributed monthly
Sales commission......................................................None


TOP 5 HOLDINGS
U.S. Treasury Bond 7.875% 2/15/21.....................................12.0%
FHLMC CMO-SEQ 1921 B 6.5% 5/15/21.....................................11.4
VA Vendee CMO-SEQ 1992-2F 7.0% 2/15/18................................ 9.7
FHLMC CMO-SEQ 1978 BC 6.5% 5/15/25.................................... 9.4
US Treasury Bond 5.875% 11/15/99...................................... 7.6

All statistics are as of June 30, 1998.

/1/The Government guarantee of interest and principal payment applies only to the portfolio's underlying securities, not to the Fund's share price. /2/Without fee waivers in effect during the period, SEC yield would have been 5.1% and total return would have been lower. /3/Includes reinvestment of all dividends and capital gains distributions.

VALUE REPORT

                                             Heartland Small Cap Contrarian Fund

In second quarter 1998, the Fund's long positions performed relatively well in a difficult small cap market. However, our short positions, which comprised 21.2% of total assets at quarter end, continued to hurt performance. We think investors will eventually come to their collective senses and begin focusing on the steak instead of the sizzle--that is, invest in fundamentals rather than market momentum.

Forward and Reverse

Torrance, California-based Motorcar Parts & Accessories rebuilds alternators and starters. Originally serving only the U.S. foreign car market, it is now taking on the domestic car competition. As a low cost manufacturer, it is rapidly taking market share from smaller regional firms and is now third in the industry. We estimate Motorcar Parts will earn $1.60 in fiscal 1999 (March), up from $1.16 reported in fiscal 1998. We project a 20% plus earnings growth rate for the next several years. The company has about a $10 per share book value, low debt, and an estimated P/E of 9.2, less than half of the S&P 500's current multiple. We believe the stock will accelerate in the year ahead.

Everybody knows Compaq Computer, one of the leading personal computer manufacturers and one of the Fund's short positions. Compaq is a sound company. However, priced at 2 times revenue, over 6 times book value and 43 times 1998 estimated earnings, we think the stock is well ahead of itself. With PC sales growth slowing, price competition heating up, and margins in the industry shrinking, we think earnings are vulnerable. The Street seems to be looking past 1998 and betting that Compaq's acquisition of Digital Equipment will pay off big in 1999. We think that's excessively optimistic and that if investors sense 1999 earnings are likely to disappoint, a selling panic could ensue. Of course, we reserve the right to cover our short, but we think this stock may be shifting into reverse in the year ahead.

On 6/30/98, the Fund held long 125,000 shares of Motorcar Parts & Accessories, Inc., valued at $1,843,750 and held short 100,000 shares of Compaq Computer Corporation, valued at ($2,837,500), representing 0.9% and (1.4%) of the Fund's net assets, respectively.

                              [Photo of William J.
                                   Nasgovitz]

                              William J. Nasgovitz
                               Portfolio Manager

"We think investors will eventually come to their collective senses and begin focusing on the steak instead of the sizzle--that is, invest in fundamentals rather than market momentum."

                                                                    VALUE REPORT

Heartland Small Cap Contrarian Fund

With a focus on small company stocks, this Fund seeks maximum long-term growth through an aggressive value-based strategy. It seeks to take advantage of both undervalued and overvalued stocks, as well as both rising and declining markets. The Fund can short stocks it regards as overvalued, use leverage--or borrow--to enhance returns, and use options and futures to hedge the portfolio. This approach involves additional investment risks including the potential for greater price volatility, lower market liquidity and interest expenses that may be greater than the incremental return from leveraging.

AVERAGE ANNUAL TOTAL RETURNS/1/

                                                                         Since Inception
                                          YTD*      1-year    3-year        (4/27/95)
  Small Cap Contrarian Fund               -5.3%     1.4%       11.3%          14.7%
  Russell 2000                             4.9      16.5       18.9           20.5

*Not annualized.
The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.


FUND FACTS
Growth of $10,000
 since inception (4/27/95).............................$15,465/1/
Median market cap......................................$55 mil.
Share price............................................$11.97
Net assets.............................................$206.2 mil.
comparative valuations

Fund vs. Russell 2000/2/
  Alpha................................................  -.12
  Beta.................................................   .55
  R-squared............................................   .34
Number of holdings.....................................    98

COMPARATIVE VALUATIONS

                                        Heartland Small Cap
                                          Contrarian Fund       Russell
                                         (Long Positions)       2000/4/

    Price/Earnings Ratio/3/                    16.8x             22.8x
    Price/Book Value Ratio                     1.9x              2.6x
    Price/Cash Flow Ratio                      10.4x             15.9x

TOP 10 HOLDINGS
Matrix Pharmaceutical, Inc................................4.2%
BTG, Inc..................................................3.7
Drypers Corporation.......................................3.2
Shiloh Industries, Inc....................................3.0
Orthologic Corporation....................................2.9


Aldilia, Inc..............................................2.9%
Templeton Dragon Fund, Inc. (RIC).........................2.8
Executone Information Systems, Inc........................2.7
Home Security International, Inc..........................2.7
Syncor International Corporation..........................2.5

All statistics are as of June 30, 1998.

/1/Includes reinvestment of all dividends and capital gains distributions. /2/Based on monthly data for the three-year period ending 6/30/98. Source:
   Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ '98 estimate. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

VALUE REPORT

Heartland Value Fund

Unappreciated, Unloved, and Unbelievably Cheap

Normally, we devote this space to some brief commentary on those portfolio sectors that have performed well and those that have disappointed in the recent quarter. We also detail one of our current holdings. This time, we want to discuss what we believe is a more pressing issue: the dramatic under-performance of small cap stocks relative to large cap equities in 1998.

For the six months ended June 30, 1998, the Russell 2000 underperformed with a return of 4.9% compared to the S&P 500's 17.7% gain.* The second quarter was particularly difficult for small caps. At the close of the quarter, 60% of all stocks traded on NASDAQ were down 20% or more from their 1998 highs. While the intensifying economic turmoil in Asia has only recently unsettled the large cap stocks, the majority of small caps have already suffered a substantial correction.

Should small cap stocks be out of favor? In our opinion, no. In fact, we think the data in the table below indicates that our portfolio is a potential bargain relative to the S&P 500.

                               Heartland        Standard &
                               Value Fund       Poor's 500
Price/Earnings (1998 est)         18.9x            23.9x
Price/Book Value (1998 est)        2.0x             4.5x
Price/Cash Flow (1998 est)        10.6x            16.1x

When will this great store of value be more widely recognized? We don't know. Right now, we think the "hot money" has already gone chasing big cap stock returns. We believe experienced small cap investors, who have not allowed recent disappointment to cloud their investment judgment, are holding the fort. It takes courage to go against the prevailing investment tide. Those that have it are often rewarded for their fortitude with handsome opportunities.

*These are unmanaged indices representing companies of smaller and larger capitalizations, respectively. They are not representative of the performance of any Fund. Small company stocks may be more volatile than those of the S&P 500.


                        [Photo of William J. Nasgovitz]
                              William J. Nasgovitz
                              Portfolio Co-Manager


                           [Photo of Eric J. Miller]
                              Eric J. Miller, CMA
                              Portfolio Co-Manager

"It takes courage to go against the prevailing investment tide. Those that have it, are often rewarded for their fortitude with handsome opportunities."

                                                                    VALUE REPORT

Heartland Value Fund

This Fund seeks capital appreciation through small company stocks selected on a value basis. This approach involves investment risks in addition to those presented by investments in larger-capitalization companies including the potential for greater price volatility and lower market liquidity.


AVERAGE ANNUAL TOTAL RETURNS1
                                                             Since
                                                           inception
                        YTD*   1-year   5-year   10-year   (12/28/84)
  Value Fund            3.9%    12.2%    18.1%    16.5%       17.0%
  Russell 2000          4.9     16.5     16.1     13.6        13.9


* Not annualized.
  The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

FUND FACTS
Growth of $10,000                                Fund vs. Russell 2000/2/
  since inception (12/28/84).. $83,0501            Alpha................ 1.71
Median market cap.............  $94 mil.           Beta.................  .72
Share price...................   $35.19            R-squared............  .71
Net assets.................... $2.1 bil.         Number of holdings.....  328

COMPARATIVE VALUATIONS

                                          Heartland             Russell
                                          Value Fund             2000*

Price/Earnings Ratio /3/                    18.9x                22.8x
Price/Book Value Ratio                       2.0x                 2.6x
Price/Cash Flow Ratio                       10.4x                15.9x



TOP 10 HOLDINGS
ICN Pharmaceuticals, Inc......... 4.9%  Interdigital Communications Corp. 1.2%
Grand Casinos, Inc............... 1.6   Associated Banc-Corp............. 1.2
ShopKo Stores, Inc............... 1.4   Astec Industries, Inc............ 1.1
Presidential Life Corporation.... 1.4   El Paso Electric Company......... 1.1
John Alden Financial Corporation. 1.2   Tesoro Petroleum Corporation..... 1.0

All statistics are as of June 30, 1998.

/1/Includes reinvestment of all dividends and capital gains distributions. /2/
   Based on monthly data for the 3-year period ending 6/30/98. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ '98 estimate. /4/ Source: Emerging Growth Research at
   Schroder & Co., Inc.

VALUE REPORT

Definitions

PLEASE NOTE...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.

Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

                                                                    VALUE REPORT

Heartland Value Research

The following studies were conducted by Heartland's research staff and are available to you upon request. Please call shareholder services at 1.800.432.7856.

#1  "THE CASE FOR LOW P/E AT MARKET TOPS"
     Michael A. Berry, Ph.D.

#2  "OVER TIME, THERE'S BEEN NOTHING LIKE VALUE"
     Michael A. Berry, Ph.D.

#3  "USING A MID-CAP VALUE STRATEGY TO HEDGE THE LARGE CAP/SMALL CAP CYCLE"
     Michael A. Berry, Ph.D.

#4  "WHY INTERMEDIATE MATURITIES?"
     Douglas S. Rogers, CFA

#5  "A REVEALING LOOK AT PRICE-TO-BOOK"
     James P. Holmes, CFA

#6  "WHY GOVERNMENT BONDS?"
     Douglas S. Rogers, CFA

#7  "VALUE INVESTING: COME RAIN OR COME SHINE"
     Michael A. Berry, Ph.D.

#8  "HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND: THE INVENTION OF A
     NEW SECTOR"
     Thomas J. Conlin, CFA / Greg D. Winston, CFA

VALUE REPORT


  [Photo of
 Shareholder
   Services
Representative]


Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.



1.800.432.7856

                            Schedules of Investments and
                                Financial Statements
                                  Table of Contents

1..........................Large Cap Value Fund     20..............Statements of Assets and Liabilities
3............................Mid Cap Value Fund     22..........................Statements of Operations
5...............................Value Plus Fund     24.............................Statements of Changes
8...............U.S. Government Securities Fund                                            in Net Assets
9.....................Small Cap Contrarian Fund     28..............................Financial Highlights
12...................................Value Fund     33.....................Notes to Financial Statements

========================================================================================================

                                  HEARTLAND LARGE CAP VALUE FUND
                         SCHEDULE OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------------
                                                                                             Percent of
             COMMON STOCKS -- 88.5%             Shares         Industry            Value     Net Assets
--------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
AVX Corporation                                  9,200  Electronics              $  147,775         1.6%
British Steel PLC (ADR)                          6,300  Steel                       143,325         1.5
Creative Technology Ltd. (a)                    15,000  Business Machines           185,625         2.0
Great Lakes Chemical Corporation                 3,600  Chemicals                   141,975         1.5
Hanna (M.A.) Company                             8,400  Chemicals                   153,825         1.6
Ispat International NV (N.Y. Registered) (a)     6,600  Non-Ferrous Metals          123,750         1.3
Jefferson-Pilot Corporation                      2,400  Insurance                   139,050         1.5
Lehman Brothers Holdings, Inc.                   1,600  Miscellaneous Financial     124,100         1.3
Olsten Corporation                              12,500  Business Services           139,844         1.5
PartnerRe Ltd.                                   3,400  Insurance                   173,400         1.9
Philip Morris Companies, Inc.                    1,200  Tobacco                      47,250         0.5
Raychem Corporation                              9,800  Consumer Durables           289,712         3.1
RJR Nabisco Holdings Corporation                 1,600  Tobacco                      38,000         0.4
St. Paul Companies, Inc.                         6,122  Insurance                   257,507         2.8
Telecomunicacoes Brasileiras S.A. (ADR)          2,300  Telephone                   251,131         2.7
Toys "R" Us, Inc. (a)                            7,900  Retail                      186,144         2.0
UST, Inc.                                        2,200  Tobacco                      59,400         0.6
Vencor, Inc. (a)                                 6,500  Drugs & Medicine             47,125         0.5
Ventas, Inc. (a)                                 6,500  Drugs & Medicine             89,781         1.0
Vishay Intertechnology, Inc. (a)                 8,610  Electronics                 154,442         1.7
YPF Sociedad Anonima (ADR)                       6,100  International Oil           183,381         2.0
                                                                                 ----------        -----
                                                                                 $3,076,542        33.0%
Low Price to Book Value
Aetna, Inc.                                      2,800  Drugs & Medicine         $  213,150         2.3%
Allmerica Financial Corporation                  3,255  Insurance                   211,575         2.3
American Financial Group, Inc.                   4,100  Insurance                   177,581         1.9
American General Corporation                     1,200  Insurance                    85,425         0.9
CalEnergy Company, Inc. (a)                      6,000  Energy & Utilities          180,375         1.9
Champion International Corporation               3,600  Paper & Forest Products     177,075         1.9
Columbia HCA Healthcare Corporation              2,300  Drugs & Medicine             66,987         0.7
Companhia Cervejaria Brahma (ADR)               24,000  Food & Agriculture          300,000         3.2
Darden Restaurants, Inc.                         9,800  Food & Agriculture          155,575         1.7
Elf Aquitane (ADR)                               1,200  International Oil            85,200         0.9
Household International, Inc.                    6,133  Miscellaneous Financial     305,117         3.3
International Paper Company                        800  Paper & Forest Products      34,400         0.4
Jefferson Smurfit Group PLC (ADR)                3,100  Containers                   94,550         1.0
Louisiana-Pacific Corporation                    8,000  Paper & Forest Products     146,000         1.6
Mead Corporation                                 3,600  Paper & Forest Products     114,300         1.2
Petroleo Brasileiro S.A. (ADR)                   7,000  International Oil           130,375         1.4

                                          HEARTLAND LARGE CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------
                                                                                                   Percent of
COMMON STOCKS -- 88.5% [CONT'D]                     Shares       Industry             Value        Net Assets
-------------------------------------------------------------------------------------------------------------
Low Price to Book Value [CONT'D]
Santa Fe Energy Resources, Inc. (a)                 16,200  Domestic Oil           $   174,150          1.9%
Sonat, Inc.                                          2,600  Energy & Raw Materials     100,425          1.1
SUPERVALU, Inc.                                      1,700  Food & Agriculture          75,438          0.8
                                                                                   -----------       ------
                                                                                   $ 2,827,698         30.4%
Below Average Price/Cash Flow Ratio
Consolidated Natural Gas Company                     4,600  Energy & Raw Materials $   270,825          2.9%
Noble Affiliates, Inc.                               4,200  Domestic Oil               159,600          1.7
OGE Energy Corporation                               3,000  Energy & Utilities          81,000          0.9
Owens Corning                                        6,200  Construction               253,037          2.7
Philips Electronics NV (N.Y. Registered)             2,400  Electronics                204,000          2.2
The Reynolds & Reynolds Company (Class A)            9,900  Producer Goods             180,056          1.9
Unicom Corporation                                   9,000  Energy & Utilities         315,563          3.4
Union Pacific Corporation                            8,000  Railroads & Shipping       353,000          3.8
                                                                                   -----------       ------
                                                                                   $ 1,817,081         19.5%
Special Situations
Chase Manhattan Corporation                            800  Banks                  $    60,400          0.7%
J.C. Penney Company, Inc.                              800  Retail                      57,850          0.6
Shaw Industries, Inc.                               16,500  Apparel                    290,812          3.1
Tenet Healthcare Corporation (a)                     3,600  Drugs & Medicine           112,500          1.2
                                                                                   -----------       ------
                                                                                       521,562          5.6%
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $7,639,777)                                              $ 8,242,883

-----------------------------------------------------------------------------------------------------------
                                                    Par                                          Percent of
SHORT-TERM INVESTMENTS - 11.9%                     Amount                             Value      Net Assets
-----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.5%
E.I. du Pont de Nemours & Company
  0.00% 07/09/1998                                $700,000                         $   699,106          7.5%

VARIABLE RATE DEMAND NOTES (+) - 4.4%
SJohnson Controls, Inc. 5.26%                       100,000                             100,000          1.0
General Mills, Inc. 5.26%                          155,000                             155,000          1.7
Warner-Lambert Company 5.25%                       155,000                             155,000          1.7
                                                                                   -----------
                                                                                       410,000
                                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,109,106)                                     $ 1,109,106

TOTAL INVESTMENTS (Cost $8,748,883)............................................    $ 9,351,989        100.4%
Liabilities, less cash and receivables.........................................        (35,478)        (0.4)
                                                                                   -----------       ------
TOTAL NET ASSETS...............................................................    $ 9,316,511        100.0%
                                                                                   ===========       ======

(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                   HEARTLAND MID CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------
                                                                                      Percent of
        COMMON STOCKS -- 90.1%         Shares         Industry             Value      Net Assets
--------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
AK Steel Holding Corporation           18,750  Steel                    $   335,156         0.7%
AGCO Corporation                       18,300  Producer Goods               376,294         0.8
Carpenter Technology Corporation       15,700  Steel                        788,925         1.6
Integrated Health Services, Inc.       23,400  Drugs & Medicine             877,500         1.8
Lehman Brothers Holdings, Inc.          9,150  Miscellaneous Financial      709,697         1.5
LNR Property Corporation               22,100  Real Property                566,313         1.2
Mid Ocean Ltd.                          9,600  Insurance                    753,600         1.6
Olsten Corporation                     22,700  Business Services            253,956         0.5
Patriot American Hospitality, Inc.     29,700  Real Property                710,944         1.5
Philip Services Corporation (a)        61,800  Business Services            254,925         0.5
Precision Drilling Corporation (a)     41,350  International Oil            811,494         1.7
Protective Life Corporation            20,700  Insurance                    759,431         1.6
Public Service Co. of New Mexico       23,200  Energy & Utilities           526,350         1.1
Reynolds Metals Company                12,950  Non-Ferrous Metals           724,391         1.5
Sun Healthcare Group, Inc. (a)         37,400  Drugs & Medicine             546,975         1.1
Toll Brothers, Inc. (a)                31,600  Construction                 906,525         1.9
United Dominion Industries Ltd.        22,550  Producer Goods               752,606         1.5
Valero Energy Corporation              18,100  Domestic Oil                 601,825         1.2
Walden Residential Properties, Inc.    16,500  Real Property                404,250         0.8
Zeigler Coal Holding Company           40,200  Energy & Raw Materials       688,425         1.4
                                                                        -----------      --------
                                                                        $12,349,582        25.5%

Low Price to Book Value
Astoria Financial Corporation          10,950  Miscellaneous Financial  $   585,825         1.2%
BEC Energy                             15,000  Energy & Utilities           622,500         1.3
Bowater, Inc.                          15,700  Paper & Forest Products      741,825         1.5
Commercial Federal Corporation         21,450  Banks                        678,356         1.4
Darden Restaurants, Inc.               39,600  Food & Agriculture           628,650         1.3
Equitable Resources, Inc.              20,750  Domestic Oil                 632,875         1.3
First Union Corporation                 9,570  Banks                        557,453         1.1
Heilig-Meyers Company                  51,800  Consumer Durables            637,788         1.3
King World Productions, Inc.           32,500  Media                        828,750         1.7
Lennar Corporation                     35,900  Construction               1,059,050         2.2
Newmont Mining Corporation             15,450  Gold                         365,006         0.8
Popular, Inc.                           8,600  Banks                        571,900         1.2
Prime Hospitality Corporation (a)      36,450  Travel & Recreation          635,597         1.3
Ranger Oil Ltd.                        94,500  International Oil            691,031         1.4
Reliance Group Holdings, Inc.          70,500  Insurance                  1,233,750         2.6
SUPERVALU, Inc.                        16,550  Food & Agriculture           734,406         1.5
Tesoro Petroleum Corporation (a)       36,300  Domestic Oil                 576,263         1.2
Trigon Healthcare, Inc. (a)            27,000  Insurance                    977,063         2.0
                                                                        -----------      --------
                                                                        $12,758,088        26.3%

Below Average Price/Cash Flow Ratio
Allied Capital Corporation             29,980  Miscellaneous Financial  $   734,510         1.5%
Asarco, Inc.                           10,000  Non-Ferrous Metals           222,500         0.5
Data General Corporation (a)           42,250  Business Machines            631,109         1.3
El Paso Electric Company (a)           91,100  Energy & Utilities           836,981         1.7
Fleming Companies, Inc.                47,800  Food & Agriculture           839,488         1.7
KLM Royal Dutch Airlines NV (ADR)      21,000  Air Transport                859,687         1.8
Ogden Corporation                      16,800  Business Services            465,150         1.0
OGE Energy Corporation                 22,600  Energy & Utilities           610,200         1.3
Poco Petroleum Ltd. (b)                66,000  International Oil            647,585         1.3
SPS Technologies, Inc. (a)             10,200  Producer Goods               596,700         1.2
Teekay Shipping Corporation            28,100  Railroads & Shipping         704,256         1.5
TransTexas Gas Corporation (a)         24,000  Domestic Oil                 213,000         0.4
Wellman, Inc.                          34,700  Chemicals                    787,256         1.6
                                                                        -----------      --------
                                                                        $ 8,148,422        16.8%

                          HEARTLAND MID CAP VALUE FUND
          SCHEDULE OF INVESTMENTS (CONT'D) - June 30, 1998 (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                                               Percent of
COMMON STOCKS - 90.1% (cont'd)                Shares         Industry             Value        Net Assets
-----------------------------------------------------------------------------------------------------------
Special Situations
Adobe Systems, Inc.                           11,950  Business Services        $    507,128          1.1%
Allegiance Corporation                        21,400  Drugs & Medicine            1,096,750          2.3
Bank United Corporation (Class A)             17,700  Miscellaneous Financial       847,387          1.8
Blount Int'l, Inc.  (Class A)                 31,300  Consumer Durables             892,050          1.8
Dean Foods Company                            12,350  Food & Agriculture            678,478          1.4
Dime Bancorp, Inc.                            16,400  Miscellaneous Financial       490,975          1.0
Horace Mann Educators Corporation             20,400  Insurance                     703,800          1.4
ICN Pharmaceuticals, Inc.                     21,550  Drugs & Medicine              984,566          2.0
McDermott International, Inc.                 22,000  Construction                  757,625          1.6
Medusa Corporation                            19,550  Construction                1,226,763          2.5
Sterling Software, Inc. (a)                   30,550  Business Services             903,134          1.9
Storage Technology Corporation (a)            14,800  Business Machines             641,950          1.3
Wellpoint Health Networks, Inc. (a)            9,200  Insurance                     680,800          1.4
                                                                               ------------         -----
                                                                                 10,411,406         21.5%
                                                                               ------------
TOTAL COMMON STOCKS (Cost $36,741,003)                                         $ 43,667,498

-----------------------------------------------------------------------------------------------------------------
                                             Par                                                   Percent of
SHORT-TERM INVESTMENTS  9.9%                Amount                                 Value           Net Assets
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 7.3%
E.I. du Pont de Nemours & Company
  0.00% 07/15/1998                        $  500,000                           $    498,911          1.0%
Exxon Asset Management 0.00%
  07/02/1998                               1,000,000                                999,843          2.1
Ford Motor Credit Corporation 0.00%
  07/06/1998                               1,000,000                                999,213          2.1
Nestle Capital Corporation 0.00%
  07/06/1998                               1,000,000                                999,236          2.1
                                                                               ------------
                                                                                  3,497,203

VARIABLE RATE DEMAND NOTES (+) - 2.6%
General Mills, Inc. 5.26%                    828,000                                828,000          1.7
Pitney Bowes Credit Corporation 5.26%         55,000                                 55,000          0.1
Warner-Lambert Company 5.25%                 394,500                                394,500          0.8
                                                                               ------------
                                                                                  1,277,500
                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,774,703)                                 $  4,774,703

TOTAL INVESTMENTS (Cost $41,515,706).......................................... $ 48,442,201        100.0%
Cash and receivables, less liabilities........................................        6,672          0.0
                                                                               ------------        -----
TOTAL NET ASSETS.............................................................. $ 48,448,873        100.0%
                                                                               ============        =====

(a) Non-income producing security.
(b) Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                           HEARTLAND VALUE PLUS FUND
              SCHEDULE OF INVESTMENTS - June 30, 1998 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of
COMMON STOCKS -  68.9%                             Shares      Industry                      Value        Net Assets
-------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio

Aceto Corporation                                  150,000  Chemicals                    $  12,437,500      0.8%
Colonial Properties Trust                          125,000  Real Property                    3,875,000      1.3
CORECap, Inc. (d)                                  222,222  Real Property                    4,444,440      1.5
Dames & Moore,Inc.                                 600,000  Business Services                7,725,000      2.6
Decorator Industries, Inc. (b)                     257,900  Miscellaneous & Conglomerates    3,352,700      1.1
Donegal Group, Inc.                                 65,066  Insurance                        1,219,988      0.4
EMC Insurance Group, Inc.                          300,000  Insurance                        4,425,000      1.5
Ensign Resource Service Group, Inc. (c)            240,100  International Oil                4,090,007      1.4
Equity Inns, Inc.                                  200,000  Real Property                    2,637,500      0.9
Fleming Companies, Inc.                            920,000  Food & Agriculture              16,157,500      5.5
International Aluminum Company                     100,000  Producer Goods                   3,100,000      1.2
London Pacific Group Ltd. (ADR)                    600,000  Insurance                        9,525,000      3.2
Lufkin Industries, Inc.                             94,200  Producer Goods                   3,108,600      1.1
Ocwen Asset Investment Corporation                 150,000  Real Property                    2,484,375      0.9
Prime Retail, Inc.                                 200,000  Real Property                    2,387,500      0.8
Rival Company                                      261,400  Consumer Durables                3,528,900      1.2
Riviera Tool Company (a)(b)                        194,999  Producer Goods                   1,706,241      0.6
Southwestern Energy Company                      1,000,000  Energy & Raw Materials           9,187,500      3.1
United Investors Realty Trust                       87,500  Real Property                      831,250      0.3
Ziegler Coal Holding Company                       400,000  Energy & Raw Materials           6,850,000      2.3
                                                                                           -----------     ----
                                                                                           $93,074,001     31.7%
Low Price to Book Value
Amada Sonoike Company Ltd. (c)                     200,000  Producer Goods                 $12,545,600      0.2%
Anglogold Ltd. (ADR)                               300,000  Gold                             6,018,750      2.1
Anthracite Capital, Inc.                           175,000  Real Property                    2,428,125      0.8
Capital Automotive                                 175,000  Real Property                    2,482,812      0.9
Chubu Suisan Company Ltd. (c)                      500,000  Miscellaneous & Conglomerates    1,435,950      0.5
Commercial Bankshares, Inc.                         50,000  Banks                            1,212,500      0.4
Denkyosha Company (c)                              500,000  Electronics                      2,159,350      0.7
Fletcher Challenge Forests (ADR)                   300,000  Paper & Forest Products          1,706,250      0.6
Fort Bend Holding Corporation                       16,718  Miscellaneous Financial            384,514      0.1
Foster (LB) Company (a)                            300,000  Producer Goods                   1,556,250      0.5
General Housewares Corporation                     100,000  Steel                            1,006,250      0.3
Gold Fields Ltd. (ADR) (a)                         700,000  Gold                             2,887,500      1.0
Grand Premier Financial,Inc.                        77,200  Banks                            1,235,200      0.4
Gryphon Holdings, Inc. (a)                         300,000  Insurance                        4,950,000      1.7
Hanover Capital Mortgage Holdings, Inc.            200,000  Real Property                    1,900,000      0.6
Insteel Industries, Inc. (b)                       432,000  Producer Goods                   2,727,000      0.9
Intrav, Inc.                                        75,000  Travel & Recreation              1,575,000      0.5
Katy Industries, Inc.                              100,000  Producer Goods                   1,825,000      0.6
Klamath First Bancorp, Inc.                        100,000  Banks                            1,906,250      0.7
Nankai Plywood Company Ltd. (c)                    100,000  Construction                       439,790      0.2
Professional Bancorp, Inc.                          55,000  Banks                            1,027,813      0.4
Siam Food Products Public Company Ltd. (b)(c)    1,300,000  Food & Agriculture               1,189,500      0.4
Southwest Water Company                             82,000  Energy & Utilities               1,435,000      0.5
Tab Products Company                               200,000  Producer Goods                   2,475,000      0.8
Yushiro Chemical Industry Company Ltd. (c)         463,000  Chemicals                        1,759,632      0.6
                                                                                           -----------     ----
                                                                                           $48,269,036     16.4%

Below Average Price/Cash Flow Ratio
Akita Drilling Ltd. (Class A) (b)(c)               788,500  International Oil              $15,641,323      1.9%
Amcast Industrial Corporation                      100,000  Electronics                      1,862,500      0.6
Arctic Cat, Inc.                                   400,000  Motor Vehicles                   3,950,000      1.4
Cooker Restaurant Corporation                      485,900  Non-Durables & Entertainment     4,737,525      1.6
Dravo Corporation (a)                              129,400  Construction                     1,188,863      0.4
FlexsteelIndustries, Inc.                          256,600  Consumer Durables                3,592,400      1.2
Haggar Corporation                                 269,900  Apparel                          3,441,225      1.2
Interstate Energy Corporation                      250,000  Energy & Utilities               8,125,000      2.8

                                            HEARTLAND VALUE PLUS FUND
                           SCHEDULE OF INVESTMENTS (CONT'D) . June 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of
COMMON STOCKS - 68.9% (cont'd)                    Shares              Industry               Value      Net Assets
------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio (cont'd)
Nash Finch Company                                  65,500  Food & Agriculture            $    986,594      0.3%
Oil-Dri Corporation of America (b)                 470,000  Non-Durables & Entertainment     6,785,625      2.3
Piccadilly Cafeterias, Inc.                        125,500  Non-Durables & Entertainment     1,615,813      0.6
Providence Energy Corporation                      135,500  Energy & Utilities               2,853,969      1.0
Trigen Energy Corporation                          100,000  Energy & Utilities               1,381,250      0.5
UniSource Energy Corporation (a)                   500,000  Energy & Utilities               7,875,000      2.7
Wellman, Inc.                                      300,000  Chemicals                        6,806,250      2.3
                                                                                          ------------    -----
                                                                                            60,843,337     20.8%
                                                                                          ------------    -----
TOTAL COMMON STOCKS (Cost $197,330,887)                                                   $202,186,374

------------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of
PREFERRED STOCKS - 3.7%                           Shares              Industry               Value      Net Assets
------------------------------------------------------------------------------------------------------------------
Bolder Technologies Corporation
  9.00% Ser. A Conv. (144A) (d)                     80,000  Electronics                   $  3,670,000      1.2%
BTI Cap Trust 6.50% Conv. (144A) (d)                40,000  Non-Durables & Entertainment     1,680,000      0.6
CORE Cap, Inc. 10.00% Series A Conv. (d)           222,222  Real Property                    5,557,083      1.9
                                                                                          ------------
TOTAL PREFERRED STOCKS (Cost $11,555,550)                                                 $ 10,907,083

------------------------------------------------------------------------------------------------------------------
                                                    Par                                                 Percent of
CONVERTIBLE BONDS - 15.7%                         Amount              Industry               Value      Net Assets
------------------------------------------------------------------------------------------------------------------
Bell Sports Corporation 4.25% 11/15/2000        $2,000,000  Non-Durables & Entertainment  $  1,692,500      0.6%
Danka Business Systems PLC 6.75%
  04/01/2002                                     3,500,000  Business Machines                3,119,375      1.1
Data General Corporation 6.00%
  05/15/2004                                     5,000,000  Business Machines                4,625,000      1.6
Dura Pharmaceuticals, Inc. 3.50%
  07/15/2002                                     5,000,000  Drugs & Medicine                 4,181,250      1.4
Fort Bend Holding Corporation 8.00%
  12/01/2005                                       800,000  Miscellaneous Financial          1,698,000      0.6
Halter Marine Group, Inc. 4.50%
  09/15/2004                                     2,000,000  Railroads & Shipping             1,607,500      0.5
Hector Communications
  Corporation 8.50% 02/15/2002                     426,000  Telephone                          511,733      0.2
Kent Electronics Corporation 4.50%
  09/01/2004                                     4,000,000  Electronics                      3,310,000      1.1
Key Energy Group, Inc. 5.00%
  09/15/2004 (144A) (d)                          3,000,000  Domestic Oil                     2,358,750      0.8
Key Energy Group, Inc. 5.00%
  09/15/2004                                     2,000,000  Domestic Oil                     1,572,500      0.5
Mercury Air Group,Inc. 7.75% 02/01/2006          3,250,000  Air Transport                    3,656,250      1.2
Park Electrochemical Corporation 5.50%
  03/01/2006                                     2,000,000  Electronics                      1,692,500      0.6
Physicians Resources Group, Inc. 6.00%
  12/01/2001 (144A) (d)                          4,060,000  Drugs & Medicine                 3,136,350      1.1
Professional Bancorp, Inc. 8.50%
  03/01/2004                                       668,000  Banks                              983,630      0.3
Read-Rite Corporation 6.50% 09/01/2004           5,000,000  Electronics                      3,106,250      1.1
Remington Oil & Gas Corporation 8.25%
  12/01/2002                                     5,000,000  Domestic Oil                     4,793,750      1.6
Reptron Electronics, Inc. 6.75% 08/01/2004       1,445,000  Electronics                      1,114,456      0.4
Source Capital Corporation 7.50%
  03/01/2008 (d)                                 1,400,000  Banks                            1,349,052      0.5
Thorn Apple Valley,Inc. 9.00% 04/01/2007         1,500,000  Food & Agriculture               1,425,000      0.5
                                                                                          ------------
TOTAL CONVERTIBLE BONDS (Cost $47,355,127)                                                $ 45,933,846

                                            HEARTLAND VALUE PLUS FUND
                           SCHEDULE OF INVESTMENTS (CONT'D) . June 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                                    Par                                                 Percent of
CORPORATE BONDS - 9.3%                            Amount              Industry               Value      Net Assets
------------------------------------------------------------------------------------------------------------------
ABC Rail Products Corporation 9.25%
  01/15/2004                                    $3,000,000  Railroads & Shipping           $ 3,026,250      1.0%
Canadian Forest Oil Ltd. 8.75%
  09/15/2007                                     2,000,000  International Oil                1,965,000      0.7
Coho Energy, Inc. 8.875% 10/15/2007              1,500,000  Domestic Oil                     1,425,000      0.5
Doman Industries Ltd. 9.25% 11/15/2007           2,700,000  Paper & Forest Products          2,706,750      0.9
First Republic Bank 7.75% 09/15/2012             3,000,000  Banks                            3,131,250      1.1
Hawthorne Financial Corporation 12.50%
  12/31/2004                                     2,000,000  Savings & Loans                  2,100,000      0.7
Leucadia National Corporation 7.875%
  10/15/2006                                     3,000,000  Insurance                        3,150,000      1.1
Matrix Capital Corporation 11.50%
  09/30/2004                                     3,000,000  Miscellaneous Financial          3,236,250      1.1
Resource America, Inc. 12.00%
  08/01/2004                                     3,000,000  Domestic Oil                     3,210,000      1.1
Sholodge, Inc. 9.55% 09/01/2007                  3,000,000  Travel & Recreation              2,973,750      1.0
Southwest Royalties, Inc. 10.50%
  10/15/2004                                       500,000  Domestic Oil                       415,000      0.1
                                                                                           -----------
TOTAL CORPORATE BONDS (Cost $26,721,423)                                                   $27,339,250

------------------------------------------------------------------------------------------------------------------
                                                    Par                                                 Percent of
SHORT-TERM INVESTMENT - 0.0%                      Amount                                     Value      Net Assets
------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (+) 0.0%
American Family Financial Services 5.25%        $   60,000                                $     60,000      0.0%
TOTAL SHORT-TERM INVESTMENT (Cost $60,000)                                                $     60,000
TOTAL INVESTMENTS (Cost $283,022,987)..................................................   $286,426,553     97.6%
Cash and receivables, less liabilities.................................................      7,016,221      2.4
                                                                                          ------------    -----
TOTAL NET ASSETS.......................................................................   $293,442,774    100.0%
                                                                                          ============    =====

(a)  Non-income producing security.
(b)  Affiliated company. See Note 8 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d)  Restricted security. See Note 2(g) in Notes to Financial Statements.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.



                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
              SCHEDULE OF INVESTMENTS . June 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------
     Par                                                                                       Percent of
   Amount      LONG TERM INVESTMENTS - 97.4%                 Coupon   Maturity       Value     Net Assets
---------------------------------------------------------------------------------------------------------
               U.S. TREASURY AND AGENCY SECURITIES - 33.4%
               U.S. TREASURY SECURITIES - 21.8%
$5,000,000     U.S. Treasury Bond                            7.875%  02/15/2021   $ 6,339,099    12.0%
 1,000,000     U.S. Treasury Bond                            7.250   08/15/2022     1,196,640     2.2
 4,000,000     U.S. Treasury Bond                            5.875   11/15/1999     4,018,200     7.6
                                                                                  -----------
                                                                                   11,553,939
               AGENCY SECURITIES  11.6%
 3,000,000     Federal National Mortgage Association
                 (Callable 12/12/2001)                       6.700   12/12/2006     3,056,910     5.8
 3,000,000     Federal National Mortgage Association
                 (Callable 07/06/2002)                       6.760   07/16/2007     3,075,240     5.8
                                                                                  -----------
                                                                                    6,132,150
                                                                                  -----------
               TOTAL U.S. TREASURY AND AGENCY SECURITIES (Cost $17,024,320)        17,686,089

               MORTGAGE-RELATED SECURITIES - 64.0%
               PASS-THROUGH SECURITIES - 28.3%
   270,707     FHLMC #260666                                 8.250   03/01/2008       282,550     0.5
 1,175,417     FHLMC #280656                                 9.000   06/01/2014     1,259,166     2.4
 1,033,720     FNMA #208578 CL                               7.500   03/01/2013     1,065,377     2.0
   671,779     FNMA #304119 CL                               8.500   02/01/2025       705,789     1.3
 1,074,992     FNMA #309494 RE                               6.500   09/01/2025     1,074,320     2.0
 2,252,816     FNMA #361493 GL                               9.000   01/01/2025     2,382,354     4.5
 2,534,508     FNMA Grantor Trust 1995 - T5A                 7.000   03/17/2035     2,331,133     4.4
   288,908     GNMA #31652                                   8.500   09/15/2009       307,417     0.6
   233,901     GNMA #293146 MHB                             10.250   07/15/2005       248,168     0.5
 1,507,649     GNMA #443630 MHD                              9.000   11/15/2017     1,659,921     3.1
 3,634,615     GNMA #411360 SF                               7.000   09/15/2025     3,710,715     7.0
                                                                                  -----------
                                                                                   15,026,910
               COLLATERALIZED MORTGAGE OBLIGATIONS  35.7%
 5,000,000     FHLMC CMO-SEQ 1978 BC                         6.500   05/15/2025     4,956,003     9.4
 5,996,000     FHLMC CMO-SEQ 1921 B                          6.500   05/15/2021     6,027,681    11.4
 3,000,000     FNMA CMO-PAC 1993 - 38L                       5.000   08/25/2022     2,793,317     5.2
 5,000,000     VA VENDEE CMO-SEQ 1992 - 2F                   7.000   02/15/2018     5,131,396     9.7
                                                                                  -----------
                                                                                   18,908,397
                                                                                  -----------
               TOTAL MORTGAGE-RELATED SECURITIES (Cost $32,938,146)                33,935,307
                                                                                  -----------

               TOTAL LONG-TERM INVESTMENTS (Cost $49,962,466)                     $51,621,396

---------------------------------------------------------------------------------------------------------
     Par                                                                                       Percent of
   Amount      SHORT TERM INVESTMENTS - 2.3%                                         Value     Net Assets
---------------------------------------------------------------------------------------------------------
               VARIABLE RATE DEMAND NOTES (+)  2.3%
$238,500       American Family Financial Services 5.25%                           $   238,500     0.5%
 279,000       General Mills, Inc. 5.26%                                              279,000     0.5
 385,500       Pitney Bowes Credit Corporation 5.26%                                  385,500     0.7
 311,000       Warner-Lambert Company 5.25%                                           311,000     0.6
                                                                                  -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $1,214,000)                     $ 1,214,000

               TOTAL INVESTMENTS (Cost $51,176,466)......................         $52,835,396    99.7%
               Cash and receivables, less liabilities....................             182,517     0.3
                                                                                  -----------   ------
               TOTAL NET ASSETS..........................................         $53,017,913   100.0%
                                                                                  ===========   ======

(+) Variable rate demand notes are considered short-term obligations and are payable on demand. The interest rates change periodically on specified dates. The rates listed are as of June 30, 1998.

  The accompanying Notes to Financial Statements are an integral part of this Schedule.



                      HEARTLAND SMALL CAP CONTRARIAN FUND
              SCHEDULE OF INVESTMENTS . June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS  109.1%                                      Shares          Industry                 Value          Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Advocat, Inc. (a)(b)(c)                                   279,200  Drugs & Medicine               $ 1,919,500         0.9%
Allou Health & Beauty Care, Inc. (Class A) (a)(b)(c)      400,000  Drugs & Medicine                 3,800,000         1.8
American Physicians Services Group, Inc. (a)(c)           207,200  Miscellaneous Financial          1,482,785         0.7
Atlantic American Corporation (a)(c)                      337,800  Insurance                        1,689,000         0.8
Capital Corp of the West (a)(c)                           105,000  Banks                            1,378,125         0.6
Control Devices, Inc. (c)                                 125,875  Electronics                      1,636,375         0.7
Donnelly Corporation (b)(c)                               300,000  Motor Vehicles                   5,156,250         2.5
Fahnestock Viner Holdings, Inc. (Class A) (c)             200,000  Miscellaneous Financial          3,875,000         1.9
Friedman Industries, Inc. (c)                             220,500  Steel                            1,502,156         0.7
Home Security International, Inc. (a)(b)(c)               400,000  Business Services                5,550,000         2.7
ICTS International N.V. (a)(c)                            325,000  Business Services                2,234,375         1.1
The Judge Group, Inc. (a)(c)                              300,000  Business Services                1,518,750         0.7
Kentek Information Systems, Inc. (b)(c)                   500,000  Business Machines                4,312,500         2.1
K-Tron International, Inc. (a)(c)                         122,000  Electronics                      2,272,250         1.1
Manchester Equipment Company, Inc. (a)(b)(c)              500,000  Business Services                1,968,750         1.0
Moore Medical Corporation (a)(b)(c)                       200,000  Drugs & Medicine                 2,450,000         1.2
Motor Club of America (a)(b)(c)                           146,000  Insurance                        2,226,500         1.1
Motorcar Parts & Accessories, Inc. (a)(c)                 125,000  Motor Vehicles                   1,843,750         0.9
M-Wave, Inc. (a)(b)                                       277,000  Electronics                        519,375         0.2
Napco Security Systems, Inc. (a)(c)                       150,000  Electronics                        712,500         0.4
Northwest Pipe Company (a)(c)                             200,000  Steel                            4,700,000         2.3
O. I. Corporation (a)(b)(c)                               352,000  Optical Photo & Equipment        1,716,000         0.8
Personnel Management, Inc. (a)(b)(c)                      196,400  Business Services                2,970,550         1.4
PremiumWear, Inc. (b)                                     200,000  Apparel                            975,000         0.5
Programmer's Paradise, Inc. (a)(b)(c)                     251,900  Business Machines                2,078,175         1.0
Resource Bancshares Mortgage Group, Inc. (c)              105,000  Miscellaneous Financial          1,955,625         1.0
Riviera Tool Company (a)(b)(c)                            156,400  Producer Goods                   1,368,500         0.7
Shiloh Industries, Inc. (a)(c)                            300,000  Producer Goods                   6,075,000         3.0
Six Rivers National Bank (a)(b)(c)                         67,100  Banks                            1,107,150         0.5
Spectrum Control, Inc. (a)(c)                             400,000  Electronics                      2,400,000         1.1
Summit Bank Corporation (c)                                50,000  Banks                            1,050,000         0.5
Unico American Corporation (c)                             90,000  Insurance                        1,361,250         0.7
Washington Homes, Inc. (a)(c)                             250,000  Construction                     1,187,500         0.6
Winsloew Furniture, Inc. (a)(c)                           138,200  Consumer Durables                3,731,400         1.8
                                                                                                 ------------        -----
                                                                                                  $80,724,091        39.0%
Low Price to Book Value
Aldila, Inc. (a)(b)(c)                                    900,000  Non-Durables & Entertainment   $ 5,962,500         2.9%
Alta Gold Company (a)(c)                                  800,000  Gold                             1,400,000         0.7
Apex Silver Mines Ltd. (a)(d)                             200,000  Gold                             1,937,500         0.9
Astro-Med, Inc. (b)(c)                                    250,000  Business Machines                1,906,250         0.9
Bio-Vascular, Inc. (a)(b)(c)                              154,000  Drugs & Medicine                   673,750         0.3
Bitstream, Inc. (a)(b)(c)                                 492,200  Software                           861,350         0.4
Catherines Stores Corporation (a)(b)(c)                   497,500  Apparel                          4,881,719         2.4
Diehl Graphsoft, Inc. (a)                                  50,000  Business Services                  181,250         0.1
EDAP TMS S.A. (ADR) (a)(b)(c)                             645,200  Drugs &Medicine                  3,024,375         1.5
Edusoft Ltd. (a)(b)                                       300,000  Business Services                1,725,000         0.8
Family Steak Houses of Florida, Inc. (a)(b)               140,000  Non-Durables & Entertainment       315,000         0.2
First Philippine Fund, Inc. (c)                           336,000  Regulated Investment Company     1,932,000         0.9
Geomaque Explorations Ltd. (a)(e)                       1,000,000  Gold                             1,362,800         0.7
Global Motorsport Group, Inc. (a)(b)(c)                   150,000  Motor Vehicles                   3,140,625         1.5
The GNI Group, Inc. (a)(b)(d)                             600,000  Business Services                3,476,280         1.7
Harding Lawson Associates Group, Inc. (a)(b)              400,000  Business Services                3,625,000         1.8
High Plains Corporation (a)(b)(c)                       1,500,000  Chemicals                        3,937,500         1.9
Matrix Pharmaceutical, Inc. (a)(b)(c)                   2,000,000  Drugs & Medicine                 8,750,000         4.2
MetroBank National Association (a)(b)(d)                   73,416  Banks                            3,156,888         1.5
Microtest, Inc. (a)(c)                                    400,000  Electronics                      1,825,000         0.9
Morgan Stanley Asia-Pacific Fund (c)                      600,000  Regulated Investment Company     3,862,500         1.9
Ontro, Inc. (a)                                           300,000  Non-Durables & Entertainment     1,162,500         0.6



                      HEARTLAND SMALL CAP CONTRARIAN FUND
         SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
COMMON STOCKS  109.1% [cont'd]                       Shares          Industry                  Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [CONT'D]

Orthologic Corporation (a)(c)                     1,165,000  Drugs & Medicine            $  115,970,625         2.9%
Point West Capital Corporation (a)(b)(c)            400,000  Miscellaneous Financial          2,000,000         1.0
Rainforest Cafe, Inc. (a)(c)                        200,000  Non-Durables & Entertainment     2,775,000         1.3
Scudder New Asia Fund, Inc. (c)                     241,500  Regulated Investment Company     2,128,219         1.0
Southwall Technologies, Inc. (a)(c)                 150,000  Chemicals                          750,000         0.4
Templeton Dragon Fund (c)                           700,000  Regulated Investment Company     5,862,500         2.8
                                                                                         --------------        ----
                                                                                         $  178,586,131        38.1%
Below Average Price/Cash Flow Ratio

Ashanti Goldfields Company Ltd. (GDR) (c)           506,613  Gold                        $  114,091,856         2.0%
BTG, Inc. (a)(b)(c)                                 835,000  Business Services                7,515,000         3.7
Drypers Corporation (a)(b)(c)                     1,000,000  Paper & Forest Products          6,500,000         3.1
Dynamic Materials Corporation (a)(b)(c)             250,000  Chemicals                        1,968,750         1.0
ELXSI Corporation (a)(c)                            100,000  Non-Durables & Entertainment     1,050,000         0.5
Executone Information Systems, Inc.
  (a)(b)(c)                                       2,800,000  Business Services                5,600,000         2.7
Fortress Group, Inc. (b)(c)                         555,000  Construction                     3,052,500         1.5
Little Switzerland, Inc. (a)(c)                     350,000  Retail                           1,575,000         0.8
Networks North, Inc. (a)(b)                         200,000  Media                              512,500         0.3
Norland Medical Systems, Inc. (a)(b)(c)             700,000  Electronics                      1,225,000         0.6
PDK Labs, Inc. (a)(b)(c)                            250,000  Drugs & Medicine                 1,000,000         0.5
Raytel Medical Corporation (a)(c)                   400,000  Drugs & Medicine                 2,200,000         1.1
Safety Components International, Inc. (a)(c)         74,700  Non-Durables & Entertainment     1,325,925         0.6
Speizman Industries, Inc. (a)(b)(c)                 296,000  Producer Goods                   1,554,000         0.8
Summit Resources Ltd. (a)(e)                      1,200,000  International Oil                3,761,280         1.8
Syncor International Corporation (a)(c)             300,000  Drugs & Medicine                 5,175,000         2.5
TransCoastal Marine Services, Inc. (a)(b)(c)        750,000  Domestic Oil                     4,523,475         2.2
                                                                                         --------------        ----
                                                                                         $  152,630,286        25.7%
Special Situations

Autonomous Technologies Corporation (a)(b)(c)       500,000  Drugs & Medicine            $  152,156,250         1.0%
Bolder Technologies Corporation (a)(b)(c)           405,000  Electronics                      5,062,500         2.5
Convergent Communications, Inc.
  (Units)(a)(d)                                     200,000  Telecommunications                 500,000         0.2
Happy Kids, Inc. (a)(c)                             165,000  Apparel                          2,268,750         1.1
ICU Medical, Inc. (a)(b)(c)                          87,400  Drugs & Medicine                 1,256,375         0.6
In Home Health, Inc. (a)(b)(c)                    1,600,000  Drugs & Medicine                 1,600,000         0.8
Ontro, Inc. (Warrants) (a)                          300,000  Non-Durables & Entertainment       225,000         0.1
                                                                                         --------------        ----
                                                                                             13,068,875         6.3%
                                                                                         --------------
TOTAL COMMON STOCKS (Cost $220,295,497)                                                  $  225,009,383

-----------------------------------------------------------------------------------------------------------------------
                                                    Par                                                      Percent of
SHORT-TERM INVESTMENT  0.2%                        Amount                                     Value          Net Assets
-----------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (+)
Warner-Lambert Company 5.25%                     $  399,000                              $  110,399,000         0.2%
                                                                                         --------------
TOTAL SHORT-TERM INVESTMENT (Cost $399,000)                                              $  110,399,000
TOTAL INVESTMENTS (Cost $220,694,497)...............................................     $  225,408,383       109.3%
Liabilities, less cash and receivables..............................................        (19,254,725)       (9.3)
                                                                                         --------------        ----
TOTAL NET ASSETS....................................................................     $  206,153,658       100.0%
                                                                                         ==============       =====

(a)  Non-income producing security.
(b)  Affiliated company. See Note 8 in Notes to Financial Statements.
(c) All or part of security committed as collateral for short sales. See Note 2(f) in Notes to Financial Statements.
(d)  Restricted security. See Note 2(g) in Notes to Financial Statements.
(e)  Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1998.



                      HEARTLAND SMALL CAP CONTRARIAN FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------
                                                                                        Percent of
SHORT SALES  (26.9%)                     Shares       Industry             Value        Net Assets
--------------------------------------------------------------------------------------------------
Alydaar Software Corporation            (2,700)  Business Services    $    (34,256)        (0.1)%
Baan Company, N.V.                     (25,000)  Business Services        (893,750)        (0.4)
Clear Channel Communications, Inc.     (75,000)  Media                  (8,184,375)        (4.0)
Compaq Computer Corporation           (100,000)  Business Machines      (2,837,500)        (1.4)
Consolidated Graphics, Inc.           (140,000)  Media                  (8,260,000)        (4.0)
Dollar Tree Stores, Inc.              (189,000)  Retail                 (7,678,125)        (3.7)
HBO & Company                         (200,000)  Media                  (7,050,000)        (3.4)
i2 Technologies, Inc.                 (125,000)  Business Services      (4,390,625)        (2.1)
Organogenesis, Inc.                   (328,125)  Drugs & Medicine       (6,480,469)        (3.1)
Seven Seas Petroleum, Inc.            (100,000)  International Oil      (2,025,000)        (1.0)
Starbucks Corporation                  (75,000)  Food & Agriculture     (4,007,813)        (1.9)
Vitesse Semiconductor Corporation     (120,000)  Electronics            (3,705,000)        (1.8)
                                                                      ------------
TOTAL SHORT SALES (Proceeds $36,641,545)                              $(55,546,913)
                                                                      ============

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                    HEARTLAND VALUE FUND
                                     SCHEDULE OF INVESTMENTS - June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
COMMON STOCKS - 80.6%                                 Shares                Industry                   Value         Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Align-Rite International, Inc. (a)(b)                  300,000    Electronics                       $ 4,462,500          0.2%
Amwest Insurance Group, Inc. (b)                       220,000    Insurance                           3,162,500          0.2
Arcadia Financial Ltd. (a)                             100,000    Miscellaneous Financial               756,250          0.0
Associated Banc-Corp                                   669,375    Banks                              25,185,234          1.2
Atalanta/Sosnoff Capital Corporation                   250,000    Miscellaneous Financial             2,437,500          0.1
Baldwin Piano & Organ Company (a)(b)                   325,000    Non-Durables & Entertainment        4,875,000          0.2
Baldwin Technology Company, Inc. (a)                   400,000    Optical Photo & Equipment           2,350,000          0.1
Banknorth Group, Inc.                                  100,000    Banks                               3,700,000          0.2
Barrett Business Services, Inc. (a)(b)                 625,000    Business Services                   6,171,875          0.3
Blue Wave Systems, Inc. (a)(b)                         440,400    Business Machines                   1,541,400          0.1
Buckhead America Corporation (a)(b)                    175,000    Travel & Recreation                 1,225,000          0.1
Business Resource Group (a)(b)                         486,000    Business Services                   1,275,750          0.1
Cameron Ashley Building Products, Inc. (a)(b)          500,000    Construction                        8,437,500          0.4
Cavalier Homes, Inc.                                   320,000    Construction                        4,140,000          0.2
Commercial Federation Corporation                      450,000    Banks                              14,231,250          0.7
Consep, Inc. (a)(b)                                    900,000    Food & Agriculture                    900,000          0.0
Cross-Continent Auto Retailers, Inc. (a)(b)            900,000    Motor Vehicles                      6,243,750          0.3
Dain Rauscher Corporation                              145,100    Miscellaneous Financial             7,944,225          0.4
Denyo Company Ltd. (c)                                 101,000    Producer Goods                        501,616          0.0
Diamond Home Services, Inc. (a)                        318,100    Construction                        1,590,500          0.1
Duckwall-ALCO Stores, Inc. (a)(b)                      370,000    Retail                              6,475,000          0.3
Durakon Industries, Inc. (a)(b)                        500,000    Trucking & Freight                  5,562,500          0.3
Engle Homes, Inc. (b)                                  542,200    Construction                        8,471,875          0.4
Esterline Technologies Corporation (a)(b)              600,000    Electronics                        12,525,000          0.6
EZCorp, Inc. (Class A) (a)(b)                          700,000    Miscellaneous Financial             7,656,250          0.4
FPIC Insurance Group, Inc. (a)                         200,000    Insurance                           6,725,000          0.3
Financial Industries Corporation (a)(b)                300,000    Insurance                           5,812,500          0.3
Flour City International, Inc.                         233,000    Construction                        1,718,375          0.1
Franklin Bank National Association                     156,278    Banks                               2,500,448          0.1
Fuji Pharmaceutical Company Ltd. (c)                   100,000    Drugs & Medicine                      237,530          0.0
Fukuda Denshi Company (c)                              448,000    Drugs & Medicine                    5,191,693          0.2
Gehl Company (a)                                       270,000    Producer Goods                      5,467,500          0.2
GeoScience Corporation (a)                             350,000    Energy & Raw Materials              3,937,500          0.2
GKN Holding Corporation (a)                            400,000    Miscellaneous Financial             1,200,000          0.1
GZA GeoEnvironmental
 Technologies, Inc. (a)(b)                             372,700    Business Services                   1,840,206          0.1
Hampshire Group Ltd. (a)                               197,500    Apparel                             3,999,375          0.2
Health Power, Inc. (a)(b)                              339,500    Drugs & Medicine                    1,952,125          0.1
Hibiya Engineering Company Ltd. (c)                    233,000    Construction                        1,004,579          0.1
HMN Financial, Inc. (b)                                250,500    Banks                               3,976,687          0.2
Home Federal Bancorp (b)                               290,250    Banks                               8,780,062          0.4
II-VI, Inc. (a)                                        200,000    Optical Photo & Equipment           2,850,000          0.1
Intercontinental Life Corporation (a)(b)               225,800    Insurance                           5,814,350          0.3
Interdigital Communications
  Corporation (a)(b)                                 4,800,000    Telephone                          25,800,000          1.2
Jason, Inc. (a)                                        162,000    Producer Goods                      1,417,500          0.1
John Alden Financial Corporation                     1,202,400    Insurance                          26,452,800          1.2
Kaye Group, Inc. (b)                                   353,600    Insurance                           2,298,400          0.1
Kofax Image Products, Inc. (a)                         100,000    Business Machines                     643,750          0.0
Kondotec, Inc. (c)                                     500,000    Construction                        2,087,400          0.1
Koss Corporation (a)                                   151,000    Consumer Durables                   1,528,875          0.1
LaCrosse Footwear, Inc. (b)                            350,000    Apparel                             4,025,000          0.2
LCS Industries, Inc. (b)                               355,000    Business Services                   5,191,875          0.2
Lithia Motors, Inc. (Class A) (a)(b)                   300,000    Motor Vehicles                      4,425,000          0.2
MAF Bancorp, Inc.                                      500,000    Banks                              18,187,500          0.8
Magal Security Systems Ltd. (a)(b)                     600,000    Business Services                   1,687,500          0.1
Meadow Valley Corporation (a)                          150,000    Construction                          965,625          0.0
Medical Graphics Corporation (a)(b)                    365,550    Drugs & Medicine                      959,569          0.0

                                                    HEARTLAND VALUE FUND
                                     SCHEDULE OF INVESTMENTS - June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
COMMON STOCKS - 80.6% (CONT'D)                        Shares                Industry                     Value       Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio (cont'd)
Mercury Air Group, Inc. (a)(b)                         700,000    Air Transport                      $  5,381,250        0.2%
Mining Services International Corporation              200,000    Energy & Raw Materials                1,225,000        0.1
MMI Companies, Inc.                                    200,000    Insurance                             4,625,000        0.2
Morgan Products Ltd. (a)(b)                            750,000    Construction                          3,421,875        0.2
MYR Group, Inc. (b)                                    500,000    Construction                          6,968,750        0.3
M.D.C. Holdings, Inc.                                  345,100    Construction                          6,815,725        0.3
M/I Schottenstein Homes, Inc.                          278,400    Construction                          6,020,400        0.3
National Home Health Care Corporation                   41,800    Drugs & Medicine                        177,650        0.0
Norrell Corporation                                    200,000    Business Services                     3,987,500        0.2
Northwest Equity Corporation (b)                        80,000    Banks                                 1,570,000        0.1
Norwood Promotional Products, Inc. (a)(b)              400,000    Non-Durables & Entertainment          8,000,000        0.4
Park-Ohio Holdings Corporation (a)                     126,700    Producer Goods                        2,343,950        0.1
Penn Engineering & Manufacturing Corp.                 200,000    Producer Goods                        5,000,000        0.2
Planer Systems, Inc. (a)                               400,000    Business Machines                     4,200,000        0.2
Powell Industries, Inc. (a)(b)                         600,000    Electronics                           7,500,000        0.3
Presidential Life Corporation                        1,400,000    Insurance                            29,925,000        1.4
Printronix, Inc. (a)                                   100,000    Computer Peripherals                  1,600,000        0.1
Professionals Group, Inc. (a)(b)                       220,000    Insurance                             8,250,000        0.4
Providence & Worcester Railroad Co. (b)                200,000    Railroads & Shipping                  2,925,000        0.1
PXRE Corporation                                       600,000    Insurance                            18,000,000        0.8
RenaissanceRe Holdings Ltd.                            250,000    Insurance                            11,578,125        0.5
Resound Corporation (a)                              1,000,000    Optical Photo & Equipment             6,562,500        0.3
Rush Enterprises, Inc. (a)                             200,000    Motor Vehicles                        2,075,000        0.1
Ryan's Family Steak Houses, Inc. (a)                   500,000    Non-Durables & Entertainment          5,125,000        0.2
Saucony, Inc. (Class B) (a)(b)                         610,000    Apparel                               3,431,250        0.2
Schuff Steel Company (a)                               216,300    Construction                          3,190,425        0.2
SCPIE Holdings, Inc.                                   257,800    Insurance                             8,732,975        0.4
The Seibels Bruce Group, Inc. (a)                      300,000    Insurance                             2,212,500        0.1
Sermsuk Public Company Ltd. (c)                         51,500    Food & Agriculture                      367,200        0.0
Shikoku Coca-Cola Bottling Company (c)                 258,000    Food & Agriculture                    2,785,574        0.1
SIFCO Industries, Inc.                                 101,200    Aerospace                             2,137,850        0.1
SK Kaken Company Ltd. (c)                              150,000    Construction                          1,684,305        0.1
Skymall, Inc. (a)                                      200,000    Retail                                  900,000        0.0
Southern Energy Homes, Inc. (a)(b)                     700,000    Construction                          6,868,750        0.3
The Stephan Company                                    200,000    Soap & Cosmetics                      2,737,500        0.1
Stifel Financial Corporation                           175,000    Miscellaneous Financial               2,657,813        0.1
Strattec Security Corporation (a)(b)                   500,000    Producer Goods                       15,062,500        0.7
St. Francis Capital Corporation                         78,200    Banks                                 3,030,250        0.1
Sunrise International Leasing Corporation (a)(b)       630,000    Business Services                     2,165,625        0.1
Tech-Sym Corporation (a)(b)                            350,000    Aerospace                             9,734,375        0.4
Timber Lodge Steakhouse, Inc. (a)(b)                   300,000    Non-Durables & Entertainment          1,481,250        0.1
Tower Air, Inc.                                        500,000    Air Transport                         1,828,150        0.1
The UniMark Group, Inc. (a)                            424,200    Food & Agriculture                    1,696,800        0.1
United Federal Savings Bank (d)                         86,900    Banks                                 1,564,200        0.1
United Palm Oil Industry Public Co. Ltd. (c)           489,000    Food & Agriculture                      459,073        0.0
United Security Bancorporation (a)(b)                  187,465    Banks                                 4,030,498        0.2
United Wisconsin Services, Inc.                        600,000    Insurance                            17,025,000        0.8
Universal Forest Products, Inc.                        342,300    Paper & Forest Products               5,605,163        0.3
Universal Stainless & Alloy Products, Inc. (a)         100,000    Non-Ferrous Metals                      918,750        0.0
URS Corporation (a)(b)                                 800,000    Business Services                    13,600,000        0.6
U.S. Home Corporation (a)                              202,900    Construction                          8,369,625        0.4
Volt Information Services, Inc. (a)                    250,000    Business Services                     6,781,250        0.3
Wall Data, Inc. (a)                                    100,000    Business Services                     1,600,000        0.1
Webco Industries, Inc. (a)                             247,100    Steel                                 2,347,450        0.1
Wescast Industries, Inc. (Class A)                     149,500    Motor Vehicles                        4,092,563        0.2
Weyco Group, Inc.                                      177,000    Apparel                               4,624,125        0.2
Wilsons The Leather Experts, Inc. (a)                  280,000    Retail                                4,182,500        0.2
World Acceptance Corporation (a)                       400,000    Miscellaneous Financial               2,275,000        0.1
Zindart Ltd. (ADR) (a)(b)                              237,500    Miscellaneous & Conglomerates         3,221,094        0.2
                                                                                                     ------------       ----
                                                                                                     $607,180,307       28.3%

                                                       HEARTLAND VALUE FUND
                                   SCHEDULE OF INVESTMENTS [CONT'D] - June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
COMMON STOCKS - 80.6% [CONT'D]                        Shares                Industry                     Value         Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Low Price to Book Value
ACT Manufacturing,Inc. (a)(b)                          700,000    Consumer Durables                   $ 6,650,000        0.3%
ACT Networks, Inc. (a)(b)                              810,000    Business Machines                     7,087,500        0.3
Allied Healthcare Products, Inc. (a)(b)                775,000    Drugs & Medicine                      3,778,125        0.2
The Alpine Group, Inc. (a)(b)                        1,000,000    Producer Goods                       20,750,000        0.9
Amtech Corporation (a)(b)                              190,000    Electronics                             902,500        0.0
Anglogold Ltd. (ADR)                                   424,000    Gold                                  8,506,500        0.4
Aseco Corporation (a)(b)                               350,000    Electronics                           1,421,875        0.1
Barrick Gold Corporation                               200,000    Gold                                  3,837,500        0.2
Bay Bancshares, Inc.                                    20,000    Banks                                   390,000        0.0
Beverly Bancorporation                                 243,244    Banks                                 5,807,450        0.3
Bunka Shutter Company Ltd. (c)                       1,200,000    Construction                          3,325,440        0.2
Cambior, Inc.                                          500,000    Gold                                  2,937,500        0.1
Campbell Resources, Inc. (a)(b)                     12,000,000    Gold                                  4,500,000        0.2
Capital RE Corporation                                 150,000    Insurance                            10,743,750        0.5
Cash America International, Inc.                       650,000    Miscellaneous Financial               9,912,500        0.5
Cavell Energy Corporation (a)(b)(c)                  1,863,000    International Oil                       787,117        0.0
Ceanic Corporation (a)(b)                              300,000    Energy & Raw Materials                5,812,500        0.3
Chieftain International, Inc. (a)                      200,000    Energy & Raw Materials                4,737,500        0.2
Chofu Seisakusho Company (c)                           300,000    Consumer Durables                     4,081,200        0.2
Ciprico, Inc. (a)(b)                                   300,000    Business Machines                     3,018,750        0.1
Clayton Williams Energy, Inc. (a)(b)                   595,000    Domestic Oil                          6,098,750        0.3
Collaborative Clinical Research, Inc. (a)(b)           600,000    Business Services                     2,475,000        0.1
Collagen Corporation (b)                               878,500    Drugs & Medicine                     15,922,812        0.7
Consolidated Capital Corporation (a)                   400,000    Miscellaneous & Conglomerates         8,993,760        0.4
CSP, Inc. (a)(b)                                       308,000    Electronics                           2,887,500        0.1
Cyrk International, Inc. (a)(b)                        630,500    Business Services                     6,935,500        0.3
C.P. Clare Corporation (a)                             250,000    Electronics                           2,375,000        0.1
D & N Financial Corporation (b)                        440,000    Banks                                11,797,500        0.4
Datron Systems, Inc. (a)(b)                            250,000    Business Machines                     1,687,500        0.1
Designs, Inc. (a)(b)                                 1,100,000    Retail                                1,718,750        0.1
ECC International Corporation (a)(b)                   500,000    Electronics                           1,625,000        0.1
Effective Management Systems, Inc. (a)(b)              375,000    Business Machines                     1,593,750        0.1
ENStar, Inc. (a)(b)                                    206,833    Business Machines                     1,318,560        0.1
Enviromental Technologies
  Corporation (a)(b)                                   476,000    Chemicals                             2,588,250        0.1
Evergreen Resources, Inc. (a)(b)                       500,000    Domestic Oil                          9,375,000        0.4
Fluor Daniel GTI, Inc. (a)                             316,200    Business Services                     1,897,200        0.1
Forest Oil Corporation (a)(b)                        1,500,000    Domestic Oil                         21,468,750        1.0
GA Financial, Inc.                                     100,000    Banks                                 1,837,500        0.1
Gish Biomedical, Inc. (a)(b)                           275,000    Drugs & Medicine                        790,625        0.0
Glamis Gold Ltd. (a)                                   300,000    Gold                                  1,050,000        0.1
Global Industrial Technologies, Inc. (a)               315,000    Construction                          4,528,125        0.2
Haemonetics Corporation (a)                            600,000    Drugs & Medicine                      9,600,000        0.4
Hallmark Capital Corporation (a)                       110,000    Banks                                 1,540,000        0.1
ImmuLogic Pharmaceutical Corporation (a)(b)          2,000,000    Drugs & Medicine                      3,250,000        0.2
International Technology Corporation (a)(b)            402,900    Business Services                     3,827,550        0.2
Iwerks Entertainment, Inc. (a)(b)                    1,100,000    Non-Durables & Entertainment          1,856,250        0.1
Jaco Electronics, Inc. (a)(b)                          380,000    Electronics                           2,280,000        0.1
Kansai Kosaido Company Ltd. (c)                        400,000    Media                                 2,562,440        0.1
Katsuragawa Electric Company (c)                       220,000    Business Machines                       886,776        0.0
Kentucky Fried Chicken Japan Ltd (c)                   350,000    Non-Durables & Entertainment          3,501,750        0.2
Life USA Holding, Inc.                                 257,500    Insurance                             3,331,406        0.2
Lindal Cedar Homes, Inc. (a)(b)                        358,800    Construction                          1,098,825        0.1
Lunar Corporation (a)                                  300,000    Drugs & Medicine                      5,512,500        0.3
Maezawa Kasei Industries (c)                           228,500    Chemicals                             3,059,158        0.1
The Marcus Corporation                                 225,000    Non-Durables & Entertainment          4,021,875        0.2
Marisa Christina, Inc. (a)(b)                          521,900    Apparel                               1,239,513        0.1
Marquette Medical Systems, Inc. (Class A) (a)          400,000    Drugs & Medicine                     10,262,520        0.5
Martin Industries, Inc. (b)                            650,000    Producer Goods                        3,250,000        0.2

                                                       HEARTLAND VALUE FUND
                                   SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Percent of
COMMON STOCKS - 80.6% [CONT'D]                        Shares                Industry                   Value         Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [CONT'D]

Massbank Corporation                                   133,333    Banks                            $    6,533,317        0.3%
Material Sciences Corporation (a)                      407,800    Producer Goods                        4,740,675        0.2
Matsumoto Yushi-Seiyaku Company (c)                    383,000    Chemicals                             7,415,761        0.3
Maxicare Health Plans, Inc. (a)(b)                   1,631,400    Drugs & Medicine                     11,011,950        0.5
MFRI, Inc. (a)(b)                                      400,000    Producer Goods                        3,400,000        0.2
M/A/R/C, Inc. (b)                                      300,000    Business Services                     4,950,000        0.2
NABI, Inc. (a)(b)                                    2,470,000    Drugs & Medicine                      7,487,311        0.3
New Brunswick Scientific Company, Inc. (a)(b)          277,136    Electronics                           2,390,298        0.1
Nissui Pharmaceutical Company Ltd. (c)                 776,000    Drugs & Medicine                      3,351,311        0.2
Osmonics, Inc. (a)(b)                                  734,600    Producer Goods                        8,769,288        0.4
Outlook Group Corporation (a)(b)                       457,500    Media                                 1,772,813        0.1
PBOC Holdings, Inc. (a)                                150,000    Banks                                 2,071,875        0.1
Pentech International, Inc. (a)                        300,000    Non-Durables & Entertainment            412,500        0.0
PIA Merchandising Services, Inc. (a)(b)                500,000    Business Services                     3,375,000        0.2
PICO Holdings, Inc. (a)                                807,900    Insurance - Specialty                 3,484,069        0.2
Pointe Financial Corporation (a)                        20,000    Banks                                   302,500        0.0
Precision Response Corporation (a)                     350,000    Business Services                     2,800,000        0.1
RARE Hospitality International, Inc. (a)               462,300    Non-Durables & Entertainment          6,790,031        0.3
Rehabilicare, Inc. (a)(b)                              312,100    Drugs & Medicine                        838,769        0.0
Right Management Consultants, Inc. (a)(b)              500,000    Business Services                     6,750,000        0.3
Riken Vitamin Company (c)                              279,000    Drugs & Medicine                      2,610,659        0.1
The Rottlund Company, Inc. (a)(b)                      500,000    Construction                          2,000,000        0.1
Roy F. Weston, Inc. (Class A) (a)(b)                   825,000    Business Services                     3,196,875        0.2
Salient 3 Communications, Inc. (b)                     300,000    Electronics                           2,737,500        0.1
Sangetsu Company Ltd. (c)                              500,000    Consumer Durables                     6,442,100        0.3
Sanko Sangyo Company (c)                               111,000    Business Services                     1,022,676        0.1
Sholodge, Inc. (a)                                     250,000    Travel & Recreation                   1,968,750        0.1
Smartflex Systems, Inc. (a)(b)                         388,000    Electronics                           2,691,750        0.1
Spectrian Corporation (a)                              180,000    Electronics                           2,913,750        0.1
Starcraft Corporation (a)(b)                           400,000    Motor Vehicles                          825,000        0.0
Sterling Financial Corporation (a)                     275,000    Banks                                 6,256,250        0.3
Strouds, Inc. (a)(b)                                   700,000    Retail                                2,187,500        0.1
Successories, Inc. (a)                                 210,000    Retail                                  813,750        0.0
Technology Research Corporation (a)(b)                 500,000    Producer Goods                        1,000,000        0.1
Teikoku Hormone Manufacturing Company (c)              500,000    Drugs & Medicine                      2,879,150        0.1
Tipperary Corporation (a)(b)                         1,300,000    Energy & Raw Materials                3,737,500        0.2
Toyo Tec Company Ltd. (c)                               71,000    Business Services                       365,402        0.0
Trimark Holdings, Inc. (a)(b)                          400,000    Non-Durables & Entertainment          1,500,000        0.1
Unionbancorp, Inc.                                      70,000    Banks                                 1,295,000        0.1
UroCor, Inc. (a)                                       200,000    Drugs & Medicine                      1,425,000        0.1
U.S. Global Investors, Inc. (Class A) (a)(b)           550,300    Miscellaneous Financial               1,100,600        0.1
VTEL Corporation (a)                                 1,000,000    Telecommunications                    6,437,500        0.3
Webster Financial Corporation                          145,600    Banks                                 4,841,200        0.2
                                                                                                   --------------       ----
                                                                                                   $  419,421,982       19.9%

Below Average Price/Cash Flow Ratio

Abraxas Petroleum Corporation (a)                      300,000    Domestic Oil                     $    2,737,500        0.1%
ABT Building Products Corporation (a)                  200,000    Construction                          3,437,500        0.2
American Buildings Company (a)(b)                      500,000    Construction                         14,875,000        0.7
Amtran, Inc. (a)(b)                                    278,900    Air Transport                         6,867,912        0.3
Applied Films Corporation (a)(b)                       250,000    Construction                          1,312,500        0.1
Asia Pacific Wire & Cable
  Corporation Ltd. (a)(b)                              727,600    Producer Goods                        3,819,900        0.2
BancTec, Inc. (a)                                      350,100    Business Machines                     8,096,062        0.4
Barrington Petroleum Ltd. (a)(c)                     1,240,000    International Oil                     3,210,732        0.1
Beau Canada Exploration Ltd. (a)(c)                  1,400,000    International Oil                     1,669,360        0.1
Benton Oil & Gas Company (a)                         1,000,000    Domestic Oil                         10,625,000        0.5
Caretenders Health Corporation (a)(b)                  308,900    Drugs & Medicine                      1,698,950        0.1
Catalina Lighting, Inc. (a)(b)                         700,000    Construction                          2,668,750        0.1

                                                    HEARTLAND VALUE FUND
                                      SCHEDULE OF INVESTMENTS [CONT'D] - June 30, 1998
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
COMMON STOCKS - 80.6% [CONT'D]                        Shares                Industry                   Value         Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio [cont'd]

Central Sprinkler Corporation (a)(b)                   325,000    Producer Goods                   $      2,600,000         0.1%
CHC Helicopter Corporation (Class A) (b)(c)            536,000    International Oil                       3,926,146         0.2
Check Technology Corporation (a)                       180,000    Electronics                               697,500         0.0
The Cherry Corporation (Class A) (a)(b)                776,000    Consumer Durables                      12,222,000         0.5
Chic By H.I.S., Inc. (b)                               600,000    Apparel                                 4,725,000         0.2
Comdial Corporation (a)(b)                             427,000    Telephone                               5,177,375         0.2
Commonwealth Industries, Inc. (b)                      800,000    Non-Ferrous Metals                      8,000,000         0.4
Crown Central Petroleum Corporation
  (Class B) (a)(b)                                     300,000    Domestic Oil                            3,787,500         0.2
Damark International, Inc. (Class A) (a)(b)            800,000    Retail                                  6,800,000         0.3
Dayton Mining Corporation (a)(b)                     2,900,000    Gold                                    1,993,750         0.1
DeVlieg-Bullard, Inc. (a)                              331,200    Producer Goods                            745,200         0.0
Doman Industries Ltd. (a)(c)                           900,000    Paper & Forest Products                 2,452,950         0.1
El Paso Electric Company (a)                         2,500,000    Energy & Utilities                     22,968,750         1.1
Eltek Ltd. (a)(b)                                      400,200    Business Machines                         525,262         0.0
Ensign Resource Service Group, Inc. (c)                500,000    International Oil                       8,517,300         0.4
Fibermark, Inc. (a)(b)                                 395,000    Paper & Forest Products                 6,320,000         0.3
Filene's Basement Corporation (a)(b)                 1,200,000    Retail                                  6,543,720         0.3
Finlay Enterprises, Inc. (a)                           150,000    Retail                                  3,618,750         0.2
Fuji Coca-Cola Bottling Company (c)                    600,000    Food & Agriculture                      5,830,260         0.3
The General Chemical Group, Inc.                       500,000    Chemicals                              13,875,000         0.6
Grand Casinos, Inc. (a)(e)                           2,090,000    Travel & Recreation                    35,007,500         1.6
Guangshen Railway Company Ltd. (ADR)                   354,200    Railroads & Shipping                    2,412,988         0.1
Gundle/SLT Environmental, Inc. (a)                     600,000    Chemicals                               2,700,000         0.1
Hallwood Consolidated Resources
  Corporation (a)(b)                                   300,000    Domestic Oil                            4,687,500         0.2
Hallwood Group, Inc. (a)(b)                             59,500    Domestic Oil                            2,034,156         0.1
Hanover Foods Corporation (Class A) (b)                 50,500    Food & Agriculture                      2,651,250         0.1
Home Products International, Inc. (a)(b)               317,500    Retail                                  3,690,937         0.2
Howell Corporation (b)                                 300,000    Domestic Oil                            3,131,250         0.2
Hurricane Hydrocarbons Ltd. (Class A) (a)              500,000    International Oil                       2,406,250         0.1
ICO Holdings, Inc.                                     480,000    Energy & Raw Materials                  2,070,000         0.1
IEC Electronics Corporation (a)(b)                     728,800    Electronics                             5,056,050         0.2
Intermet Corporation                                   100,000    Non-Ferrous Metals                      1,812,500         0.1
International Aircraft Investors (a)(b)                350,000    Miscellaneous Financial                 3,018,750         0.1
International Airline Support Group, Inc. (a)(b)       220,000    Air Transport                           1,375,000         0.1
Jasmine International Public Company Ltd. (c)        3,000,000    Business Services                         962,700         0.0
John B. Sanfilippo & Son, Inc. (a)(b)                  300,000    Food & Agriculture                      1,462,500         0.1
Kentucky Electric Steel, Inc. (a)(b)                   450,000    Steel                                   2,193,750         0.1
Lechters, Inc. (a)                                     850,000    Retail                                  4,170,355         0.2
The Lion Brewery, Inc. (a)(b)                          375,000    Liquor                                  1,453,125         0.1
Lone Star Steakhouse & Saloon (a)                      825,000    Non-Durables & Entertainment           11,395,313         0.5
Louis Dreyfus Natural Gas Corporation (a)              600,000    Domestic Oil                           11,362,500         0.5
Marten Transport Ltd. (a)(b)                           333,300    Trucking & Freight                      5,999,400         0.3
Minntech Corporation (b)                               513,100    Drugs & Medicine                        6,349,613         0.3
Norstan, Inc. (a)(b)                                   500,000    Telephone                              12,531,250         0.6
Novamerican Steel, Inc. (a)                            208,000    Steel                                   1,612,000         0.1
Nu Horizons Electronics Corporation (a)(b)             600,000    Electronics                             3,600,000         0.2
Numac Energy, Inc. (a)                               1,500,000    International Oil                       3,843,750         0.2
Patrick Industries, Inc. (b)                           312,000    Construction                            4,758,000         0.2
Petsec Energy Ltd. (ADR) (a)(b)                      1,250,000    Domestic Oil                           20,234,375         0.9
Precision Drilling Corporation                         500,000    International Oil                       9,812,500         0.5
Quad Systems Corporation (a)(b)                        400,000    Business Machines                       1,012,520         0.1
Ramsay Health Care, Inc. (a)(b)                        700,000    Drugs & Medicine                        1,400,000         0.1
Reliance Steel & Aluminum Company                      350,000    Non-Ferrous Metals                     13,518,750         0.6
Remington Oil & Gas Corp. (Class B) (a)(b)           1,600,000    Domestic Oil                            8,600,000         0.4
Reptron Electronics, Inc. (a)(b)                       400,000    Consumer Durables                       4,475,000         0.2
Schnitzer Steel Industries, Inc. (Class A) (b)         300,000    Steel                                   7,087,500         0.3
ShopKo Stores, Inc. (a)                                900,000    Retail                                 30,600,000         1.4

                                                    HEARTLAND VALUE FUND
                                SCHEDULE OF INVESTMENTS [CONT'D] - June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
COMMON STOCKS - 80.6% [CONT'D]                        Shares                Industry                   Value         Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio [cont'd]
Spacehab, Inc. (a)                                     282,700    Electronics                      $    3,268,719         0.2%
Staff Builders, Inc. (Class A) (a)                     700,000    Drugs & Medicine                        896,910         0.0
Steel of West Virginia, Inc. (a)                       178,000    Steel                                 1,713,250         0.1
Steel Technologies, Inc.                               300,000    Steel                                 3,075,000         0.1
Suprema Specialties, Inc. (a)(b)                       267,000    Food & Agriculture                    1,001,250         0.1
Teltrend, Inc. (a)(b)                                  500,000    Telephone                             8,593,750         0.4
Tesoro Petroleum Corporation (a)(b)                  1,372,000    Domestic Oil                         21,780,500         1.0
Todhunter International, Inc. (a)(b)                   490,000    Liquor                                4,501,875         0.2
Trak Auto Corporation (a)(b)                           366,500    Motor Vehicles                        3,665,000         0.2
UniSource Energy Corporation (a)                     1,000,000    Energy & Utilities                   15,750,000         0.7
Vicorp Restaurants, Inc. (a)(b)                        440,000    Non-Durables & Entertainment          6,765,000         0.3
World of Science, Inc. (a)(b)                          500,000    Retail                                1,437,500         0.1
Worldtex, Inc. (a)                                     555,000    Drugs & Medicine                      3,225,938         0.2
                                                                                                   --------------        ----
                                                                                                   $  498,509,353        23.2%

Special Situations

Alabama National Bancorporation                        110,000    Banks                            $    4,138,750         0.2%
Astec Industries, Inc. (a)(b)                          690,000    Construction                         23,805,000         1.1
Badger Meter, Inc. (b)                                 200,000    Electronics                           7,087,500         0.3
Bonded Motors, Inc. (a)(b)                             180,000    Motor Vehicles                        1,777,500         0.1
Breed Technologies, Inc. (a)                           436,100    Non-Durables & Entertainment          6,677,781         0.3
Children's Broadcasting Corporation (a)(b)             590,000    Media                                 1,770,000         0.1
Eaton Vance Corporation (b)                            200,000    Miscellaneous Financial               9,262,500         0.4
Eskimo Pie Corporation (b)                             271,500    Food & Agriculture                    3,427,688         0.2
HealthRite, Inc. (a)(b)                                403,000    Drugs & Medicine                        604,500         0.0
Horipro, Inc. (c)                                      440,000    Non-Durables & Entertainment          2,501,972         0.1
ICN Pharmaceuticals, Inc. (b)                        2,300,000    Drugs & Medicine                    105,081,250         4.9
Interpore International (a)(b)                         600,000    Drugs & Medicine                      3,150,000         0.2
LSI Industries, Inc.                                   334,200    Construction                          6,684,000         0.3
Peoples Telephone Company, Inc. (a)(b)               1,600,000    Telephone                             5,000,000         0.2
Quixote Corporation (a)(b)                             335,000    Business Services                     4,103,750         0.2
RightCHOICE Managed Care, Inc.
  (Class A) (a)(b)                                   1,002,500    Drugs & Medicine                     12,719,219         0.6
Scan-Optics, Inc. (a)                                   12,500    Business Machines                        64,844         0.0
Strategic Diagnostics, Inc. (a)                        260,000    Chemicals                               780,000         0.0
                                                                                                   --------------        ----
                                                                                                      207,142,754         9.2%
                                                                                                   --------------
TOTAL COMMON STOCKS (Cost $1,383,029,024)                                                          $1,732,254,396

                              HEARTLAND VALUE FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------------------------------
                                                Par                                      Percent of
CORPORATE BONDS -- 0.3%                        Amount       Industry         Value       Net Assets
--------------------------------------------------------------------------------------------------------
Engle Homes, Inc. 11.75%
  12/15/2000 (b)                            $  6,905,000  Construction  $    7,310,669          0.3%
                                                                        --------------
TOTAL CORPORATE BONDS (Cost $6,713,385)                                 $    7,310,669
--------------------------------------------------------------------------------------------------------
                                                Par                                      Percent of
GOVERNMENT BONDS -- 3.8%                       Amount                        Value       Net Assets
--------------------------------------------------------------------------------------------------------
AGENCY SECURITIES -- 3.8%
Federal Farm Credit Bank 5.92%
  12/18/2002                                $110,000,000                $   10,081,400          0.5%
Federal Home Loan Bank 5.95%
  10/06/2000                                  10,000,000                    10,047,099          0.4
Federal Home Loan Mortgage
  Corporation 6.78% 04/10/2002                10,000,000                    10,371,300          0.5
Federal Home Loan Mortgage
  Corporation 6.156% 09/25/2002               10,000,000                    10,168,300          0.5
Federal National Mortgage
  Association 6.40% 05/02/2001                10,000,000                    10,182,500          0.5
Private Export Funding Corporation
  7.90% 03/31/2000                            10,000,000                    10,362,500          0.5
Private Export Funding Corporation
  6.24% 05/15/2002                            10,000,000                    10,175,000          0.5
Student Loan Marketing Association
  6.05% 09/14/2000                            10,000,000                    10,074,500          0.4
                                                                        --------------
TOTAL GOVERNMENTBONDS (Cost $80,934,924)                                $   81,462,599
--------------------------------------------------------------------------------------------------------
                                                Par                                      Percent of
SHORT-TERM INVESTMENTS -- 14.5%                Amount                       Value        Net Assets
--------------------------------------------------------------------------------------------------------
AGENCY SECURITIES -- 5.5%
Federal Farm Medium Term Note 5.70%
  12/01/1998                                $150,000,000                $   50,022,995          2.3%
Federal Home Loan Bank 5.72%
  04/23/1999                                  50,000,000                    49,955,995          2.3
Federal Home Loan Bank 5.605%
  06/11/1999                                  20,000,000                    19,981,800          0.9
                                                                        --------------
                                                                           119,960,790
COMMERCIAL PAPER -- 4.2%
Aetna Services, Incorporated 0.00%
  07/09/1998                                   5,000,000                     4,993,389          0.2
Cargill Financial Services Corporation
  0.00% 07/08/1998                            10,000,000                     9,988,858          0.5
E.I du Pont de Nemours & Company
  0.00% 07/15/1998                            10,000,000                     9,978,572          0.5
E.I du Pont de Nemours & Company
  0.00% 07/15/1998                            10,000,000                     9,978,145          0.5
Florida Power & Light Company 0.00%
  07/08/1998                                  10,000,000                     9,988,722          0.5
Ford Motor Credit Corporation 0.00%
  07/02/1998                                  10,000,000                     9,998,350          0.5
Ford Motor Credit Corporation 0.00%
  07/15/1998                                  10,000,000                     9,978,572          0.5
IBM Credit Corporation 0.00%
  07/15/1998                                  10,000,000                     9,978,611          0.5
Xerox Credit Corporation 0.00%
  07/06/1998                                  10,000,000                     9,992,195          0.5
                                                                        --------------
                                                                        $   84,875,414

                              HEARTLAND VALUE FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------------------------------
SHORT-TERM                                      Par                                      Percent of
INVESTMENTS -- 14.5% (cont'd)                  Amount       Industry         Value       Net Assets
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 4.8%
Associates First Capital Corporation
  6.375% 08/15/1998                         $ 14,000,000                $   14,005,600          0.7%
First of America Bank Corporation
  5.95% 08/13/1998                            25,000,000                    24,996,498          1.1
Huntington National Bank 5.80%
  09/22/1998                                  15,000,000                    14,992,499          0.7
John Deere Capital 5.85% 10/28/1998           25,000,000                    25,005,748          1.2
Morgan Guaranty 5.93% 08/31/1998              25,000,000                    24,995,748          1.1
                                                                        --------------
                                                                           103,996,093
VARIABLE RATE DEMAND NOTE (+) -- 0.0%
Johnson Controls, Inc. 5.26%                    113,000                        113,000          0.0
                                                                        --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $308,987,889)                        $  308,945,297

TOTAL INVESTMENTS (Cost $1,779,665,222).............................    $2,129,972,961         99.2%
Cash and receivables, less liabilities..............................        17,625,959          0.8
                                                                        --------------
TOTAL NET ASSETS....................................................    $2,147,598,920        100.0%
                                                                        ==============        ======

(a) Non-income producing security.
(b) Affiliated company. See Note 8 in Notes to Financial Statements.
(c) Foreign-denominated security.
(d) All or part of security committed as collateral for short sales. See Note 2(f) in Notes to Financial Statements.
(e) All or part of security committed as collateral for written call options. See Note 2(h) in Notes to Financial Statements.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1998.

--------------------------------------------------------------------------------------------------------
                                                                                         Percent of
SHORT SALE -- 0.0%                             Shares       Industry         Value       Net Assets
--------------------------------------------------------------------------------------------------------
Triangle Bancorp, Inc.(*)                      (7,100)       Banks      $     (222,763)        (0.0)%
                                                                        --------------
TOTAL SHORT SALE (Proceeds $228,333)                                    $     (222,763)
                                                                        ==============

(*) Executed a definitive merger agreement with United Federal Savings Bank. The Fund holds 86,900 shares of United Federal Savings Bank as of June 30, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.



STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)
                                                                 Large Cap           Mid Cap        Value Plus
                                                                 Value Fund         Value Fund         Fund
                                                               --------------     --------------  -------------
ASSETS:
 Investments in securities, at cost..........................  $    8,748,883     $   41,515,706  $ 283,022,987
                                                                =============     ==============  =============

 Investments in securities, at value.........................  $    9,351,989     $   48,442,201  $ 286,426,553
 Cash........................................................           1,948                285             --
 Receivable from securities sold.............................              --                 --      8,651,347
 Receivable from fund shares sold............................          54,122             67,320        829,227
 Receivable from securities sold short.......................              --                 --             --
 Deposits with brokers for securities sold short.............              --                 --             --
 Receivable from options contracts written...................              --                 --             --
 Accrued dividends and interest..............................          19,323             45,038      1,784,796
 Prepaid expenses............................................           5,065              5,756         25,948
 Deferred organization expenses..............................          10,678             10,678          2,540
 Receivable from Advisor for expense reimbursement...........          14,029                 --             --
                                                                -------------     --------------  -------------
     Total Assets............................................       9,457,154         48,571,278    297,720,411
                                                                -------------     --------------  -------------
LIABILITIES:
 Payable for securities purchased............................          94,480                 --             --
 Payable for fund shares redeemed............................          17,453             72,387      4,016,950
 Payable to custodian........................................              --                 --             --
 Securities sold short, at value.............................              --                 --             --
 Options contracts written, at value.........................              --                 --             --
 Distributions payable.......................................              --                 --          1,942
 Payable to Advisor for management fee.......................           5,933             31,335        201,068
 Payable to Advisor for deferred organization expenses.......          10,678             10,678          2,540
 Accrued expenses............................................          12,099              8,005         55,137
                                                                -------------     --------------  -------------
     Total Liabilities.......................................         140,643            122,405      4,277,637
                                                                -------------     --------------  -------------
 TOTAL NET ASSETS............................................   $   9,316,511     $   48,448,873  $ 293,442,774
                                                                =============     ==============  =============

NET ASSETS CONSIST OF:
 Paid in capital.............................................   $   8,201,902     $   41,161,552  $ 275,036,192
 Accumulated undistributed net investment income.............         118,231             68,131            342
 Accumulated undistributed net realized gains (losses) on
  investments................................................         393,272            292,695     15,002,674
 Net unrealized appreciation (depreciation) on investments...         603,106          6,926,495      3,403,566
                                                                -------------     --------------  -------------
 TOTAL NET ASSETS............................................   $   9,316,511     $   48,448,873  $ 293,442,774
                                                                =============     ==============  =============

 SHARES OUTSTANDING, $.001 par value (100,000,000 shares
  authorized, respectively)..................................         715,989          3,476,914     18,723,868
                                                                =============     ==============  =============
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE......................................................   $       13.01     $        13.93  $       15.67
                                                                =============     ==============  =============


The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                                    U.S.         Small Cap
                                                                 Government      Contrarian
                                                               Securities Fund      Fund          Value Fund
                                                               ---------------  -------------  ---------------
ASSETS:                                                          $  51,176,466  $ 220,694,497  $ 1,779,665,222
 Investments in securities, at cost..........................    =============  =============  ===============

 Investments in securities, at value.........................    $  52,835,396  $ 225,408,383  $ 2,129,972,961
 Cash........................................................            4,010          1,993               --
 Receivable from securities sold.............................           48,383        349,600       20,290,300
 Receivable from fund shares sold............................           27,693         19,071        1,207,531
 Receivable from securities sold short.......................               --     36,641,545          228,333
 Deposits with brokers for securities sold short.............               --        274,516            1,999
 Receivable from options contracts written...................               --             --          516,382
 Accrued dividends and interest..............................          516,470         86,942        6,658,816
 Prepaid expenses............................................           10,293         21,312           71,615
 Deferred organization expenses..............................               --         18,078               --
 Receivable from Advisor for expense reimbursement...........               --             --               --
                                                                 -------------  -------------  ---------------
     Total Assets............................................       53,442,245    262,821,440    2,158,947,937
                                                                 -------------  -------------  ---------------
LIABILITIES:
 Payable for securities purchased............................               --         55,812        1,696,065
 Payable for fund shares redeemed............................          371,352        662,570        5,975,392
 Payable to custodian........................................               --             --          887,234
 Securities sold short, at value.............................               --     55,546,913          222,763
 Options contracts written, at value.........................               --             --          369,100
 Distributions payable.......................................            2,014             --           64,211
 Payable to Advisor for management fee.......................           11,454        145,595        1,439,242
 Payable to Advisor for deferred organization expenses.......               --         18,078               --
 Accrued expenses............................................           39,512        238,814          695,010
                                                                 -------------  -------------  ---------------
     Total Liabilities.......................................          424,332     56,667,782       11,349,017
                                                                 -------------  -------------  ---------------
 TOTAL NET ASSETS............................................    $  53,017,913  $ 206,153,658  $ 2,147,598,920
                                                                 =============  =============  ===============

NET ASSETS CONSIST OF:
 Paid in capital.............................................    $  57,151,280  $ 219,288,776  $ 1,630,111,174
 Accumulated undistributed net investment income.............               --          6,770        2,552,120
 Accumulated undistributed net realized gains (losses) on
  investments................................................       (5,792,297)     1,049,594      164,475,035
 Net unrealized appreciation (depreciation) on investments...        1,658,930    (14,191,482)     350,460,591
                                                                 -------------  -------------  ---------------
 TOTAL NET ASSETS............................................    $  53,017,913  $ 206,153,658  $ 2,147,598,920
                                                                 =============  =============  ===============

 SHARES OUTSTANDING, $.001 par value (100,000,000 shares
  authorized, respectively)..................................        5,328,457     17,217,916       61,036,504
                                                                 =============  =============  ===============
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE......................................................    $        9.95  $       11.97  $         35.19
                                                                 =============  =============  ===============



STATEMENTS OF OPERATIONS
For the period from January 1, 1998 to June 30, 1998 (Unaudited)

                                      Large Cap         Mid Cap       Value Plus
                                      Value Fund      Value Fund         Fund
                                      ----------      ----------      ----------
INVESTMENT INCOME:
 Dividends.........................  $  103,817     $   266,787     $ 4,405,563
 Interest..........................      16,746          66,618       4,425,132
 Foreign tax withholding...........      (2,332)           (473)         (9,113)
                                     ----------     -----------     -----------
   Total investment income.........     118,231         332,932       8,821,582
                                     ----------     -----------     -----------
 EXPENSES:
 Management fees...................      32,191         163,046       1,279,891
 Distribution fees.................      10,730          54,345         457,104
 Transfer agent fees...............       7,765          16,688         126,313
 Postage...........................       1,811           2,603          12,997
 Custodian fees....................       1,698           4,169          35,383
 Printing and communications.......       1,148           2,099          16,458
 Registration fees.................       6,710          10,217          26,882
 Directors' fees...................       3,717           4,158           6,343
 Audit fees........................       3,217           4,176           5,410
 Legal fees........................         140             218           2,252
 Amortization of organization
  expenses.........................       1,643           1,644           3,812
 Other operating expenses..........         828           1,438           8,816
   Total expenses before             ----------     -----------     -----------
    interest expense,
    dividends on short
    positions, and expense
    reimbursement and
    management fee waivers.........      71,598         264,801       1,981,661
   Total interest expense and
    dividends on short
    positions......................          --              --          31,545
                                     ----------     -----------     -----------
   Total expenses before
    expense reimbursement and
    management fee waivers.........      71,598         264,801       2,013,206
   Less: Expense reimbursement and
    management fee waivers.........     (71,598)             --              --
                                     ----------     -----------     -----------
   Net expenses....................          --         264,801       2,013,206
                                     ----------     -----------     -----------
NET INVESTMENT INCOME..............     118,231          68,131       6,808,376
                                     ----------     -----------     -----------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on:
   Long positions..................     259,916         352,183      14,979,897
   Short positions.................          --              --              --
   Futures contracts...............          --              --              --
   Options.........................          --              --          23,194

Net increase (decrease) in unrealized
  appreciation on:
   Long positions..................      48,613       2,741,383     (21,710,214)
   Short positions.................          --              --              --
   Futures contracts...............          --              --              --
   Options.........................          --              --              --

TOTAL REALIZED AND UNREALIZED        ----------     -----------     -----------
  GAINS (LOSSES) ON INVESTMENTS....     308,529       3,093,566      (6,707,123)
                                     ----------     -----------     -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................  $  426,760     $ 3,161,697     $   101,253
                                     ==========     ===========     ===========



The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS
For the period from January 1, 1998 to June 30, 1998 (Unaudited)


                                      U.S.           Small Cap
                                   Government        Contrarian
                                 Securities Fund        Fund          Value Fund
                                 ---------------     ----------       ----------
INVESTMENT INCOME:
 Dividends........................  $       --      $   568,000      $ 4,584,977
 Interest.........................   1,687,079        1,483,376       10,650,021
 Foreign tax withholding..........          --           (4,200)         (52,700)
                                    ----------      -----------      -----------
   Total investment income........   1,687,079        2,047,176       15,182,298
                                    ----------      -----------      -----------
 EXPENSES:
 Management fees..................     164,489          957,509        8,353,813
 Distribution fees................      63,270          319,170        2,784,604
 Transfer agent fees..............      29,795          188,510          711,433
 Postage..........................       7,113           47,495          156,366
 Custodian fees...................       3,994           28,954          156,202
 Printing and communications......       6,941           52,064          128,978
 Registration fees................       6,053           18,397           75,345
 Directors' fees..................       3,347            8,128           21,726
 Audit fees.......................       5,667           12,342           17,710
 Legal fees.......................         422           12,040           16,089
 Amortization of organization
  expenses........................          --            4,930               --
 Other operating expenses.........       4,135           19,876          116,964
                                    ----------       ----------    -------------
   Total expenses before
    interest expense,
    dividends on short
    positions, and expense
    reimbursement and
    management fee waivers........     295,226        1,669,415       12,539,230
   Total interest expense and
    dividends on short
    positions.....................          --           83,604              923
                                    ----------       ----------    -------------
   Total expenses before
    expense reimbursement and
    management fee waivers........     295,226        1,753,019       12,540,153
   Less: Expense reimbursement and
    management fee waivers........    (101,224)              --               --
                                    ----------       ----------    -------------
   Net expenses...................     194,002        1,753,019       12,540,153
                                    ----------       ----------    -------------
NET INVESTMENT INCOME.............   1,493,077          294,157        2,642,145
                                    ----------       ----------    -------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on:
   Long positions.................     365,901       27,578,212      168,405,403
   Short positions................          --      (21,423,310)              --
   Futures contracts..............          --       (9,500,191)      (6,552,239)
   Options........................          --               --               --

Net increase (decrease) in unrealized
 appreciation on:
   Long positions.................     127,043       (8,390,875)     (77,019,344)
   Short positions................          --       (2,857,550)           5,570
   Futures contracts..............          --        3,682,762               --
   Options........................          --               --          147,282

TOTAL REALIZED AND UNREALIZED GAINS ----------     ------------     ------------
(LOSSES) ON INVESTMENTS...........     492,944     $(10,910,952)      84,986,672
                                    ----------     ------------     ------------

 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......  $1,986,021     $(10,616,795)    $ 82,628,817
                                    ==========     ============     ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       ----------------------------------
                                                                    Large Cap
                                                                   Value Fund
                                                       ----------------------------------
                                                       Jan. 1, 1998 to
                                                        June 30, 1998         Year Ended
                                                         (Unaudited)        Dec. 31, 1997
                                                       ---------------      -------------
OPERATIONS:
 Net investment income.............................    $       118,231      $      64,042
 Net realized gains on investments.................            259,916            419,278
 Net increase (decrease) in unrealized
   appreciation on investments.....................             48,613            475,417
                                                       ---------------      -------------
   Net increase in net assets resulting
     from operations...............................            426,760            958,737
                                                       ---------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............................                 --            (64,103)
 Net realized gains on investments.................                 --           (284,851)
                                                       ---------------      -------------
   Net distributions to shareholders...............                 --           (348,954)
                                                       ---------------      -------------
FUND SHARE ACTIVITIES:
 Proceeds from shares issued.......................          3,228,880          6,205,875
 Reinvested dividends from net investment
  income and distributions from net
  realized gains on investments....................                 --            337,665
 Cost of shares redeemed...........................         (2,004,485)        (1,929,442)
                                                       ---------------      -------------
   Net increase (decrease) in net assets
     derived from Fund share activities............          1,224,395          4,614,098
                                                       ---------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............          1,651,155          5,223,881

NET ASSETS AT THE BEGINNING OF THE PERIOD..........          7,665,356          2,441,475
                                                       ---------------      -------------
NET ASSETS AT THE END OF THE PERIOD................    $     9,316,511      $   7,665,356
                                                       ===============      =============
UNDISTRIBUTED NET INVESTMENT INCOME................    $       118,231      $          --
                                                       ===============      =============


The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               -----------------------------------       -----------------------------------
                                                            Mid Cap                                  Value Plus
                                                           Value Fund                                   Fund
                                               -----------------------------------       -----------------------------------
                                               Jan. 1, 1998 to                           Jan. 1, 1998 to
                                                June 30, 1998        Year Ended           June 30, 1998         Year Ended
                                                  (Unaudited)       Dec. 31, 1997          (Unaudited)         Dec. 31, 1997
                                               ---------------      -------------        ---------------       -------------
OPERATIONS:
 Net investment income.......................  $        68,131      $     140,656        $     6,808,376       $   6,504,237
 Net realized gains on investments...........          352,183            657,060             15,003,091          23,512,585
 Net increase (decrease) in unrealized
   appreciation on investments...............        2,741,383          3,851,838            (21,710,314)         18,312,281
                                               ---------------      -------------        ---------------       -------------
   Net increase in net assets resulting
     from operations.........................        3,161,697          4,649,554                101,253          48,329,103
                                               ---------------      -------------        ---------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.......................               --           (140,668)            (6,820,719)         (6,491,552)
 Net realized gains on investments...........               --           (712,944)              (539,961)        (22,973,041)
                                               ---------------      -------------        ---------------       -------------
   Net distributions to shareholders.........               --           (853,612)            (7,360,680)        (29,464,593)
                                               ---------------      -------------        ---------------       -------------
FUND SHARE ACTIVITIES:
 Proceeds from shares issued.................       20,377,234         30,209,525            183,042,048         369,805,993
 Reinvested dividends from net investment
  income and distributions from net realized
  gains on investments.......................               --            842,673              6,692,124          27,702,491
 Cost of shares redeemed.....................      (11,648,099)        (5,224,061)          (225,313,337)       (146,673,814)
                                               ---------------      -------------        ---------------       -------------
   Net increase (decrease) in net assets
     derived from Fund share activities......        8,729,135         25,828,137            (35,579,165)        250,834,670
                                               ---------------      -------------        ---------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......       11,890,832         29,624,079            (42,838,592)        269,699,180
NET ASSETS AT THE BEGINNING OF THE PERIOD....       36,558,041          6,933,962            336,281,366          66,582,186
                                               ---------------      -------------        ---------------       -------------
NET ASSETS AT THE END OF THE PERIOD..........  $    48,448,873      $  36,558,041        $   293,442,774       $ 336,281,366
                                               ===============      =============        ===============       =============

UNDISTRIBUTED NET INVESTMENT INCOME..........  $        68,131      $          --        $           342       $      12,685
                                               ===============      =============        ===============       =============


The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                      U.S. Government
                                      Securities Fund
                              -------------------------------
                              Jan. 1, 1998 to
                               June 30, 1998      Year Ended
                                (Unaudited)     Dec. 31, 1997
                              ---------------   -------------
OPERATIONS:
 Net investment income......  $  1,493,077      $ 2,843,458
 Net realized gains
  (losses) on investments...       365,901         (374,326)
 Net increase (decrease) in
  unrealized appreciation
  on investments............       127,043        1,726,965
                              ------------      -----------

   Net increase (decrease)
    in net assets resulting
    from operations.........     1,986,021        4,196,097
                              ------------      -----------


DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income......    (1,495,274)      (2,825,690)
 Net realized gains on
  investments...............            --               --
                              ------------      -----------

   Net distributions to
    shareholders............    (1,495,274)      (2,825,690)
                              ------------      -----------


FUND SHARE ACTIVITIES:
 Proceeds from shares issued    13,694,894       15,023,609
 Reinvested dividends from
  net investment income and
  distributions from net
  realized gains on
  investments...............     1,122,238        2,054,279
 Cost of shares redeemed....   (10,852,051)     (21,599,173)
                              ------------      -----------

   Net increase (decrease)
    in net assets derived
    from Fund
    share activities........     3,965,081       (4,521,285)
                              ------------      -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS................     4,455,828       (3,150,878)
NET ASSETS AT THE BEGINNING
 OF THE PERIOD..............    48,562,085       51,712,963
                              ------------      -----------
NET ASSETS AT THE END OF THE
 PERIOD.....................  $ 53,017,913      $48,562,085
                              ============      ===========
UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)..............  $         --      $     2,197
                              ============      ===========

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                          Small Cap
                                       Contrarian Fund                      Value Fund
                               -------------------------------   -------------------------------
                               Jan. 1, 1998 to                   Jan. 1, 1998 to
                                June 30, 1998     Year Ended      June 30, 1998     Year Ended
                                 (Unaudited)     Dec. 31, 1997     (Unaudited)     Dec. 31, 1997
                               ---------------   -------------   ---------------   --------------
OPERATIONS:
 Net investment income......     $    294,157     $   673,521    $    2,642,145    $    9,590,827
 Net realized gains
  (losses) on investments...       (3,345,289)     50,933,962       161,853,164       273,233,950
 Net increase (decrease) in
  unrealized appreciation
  on investments............       (7,565,663)    (19,529,344)      (76,866,492)      109,578,793
                               --------------    ------------    --------------    --------------

   Net increase (decrease)
    in net assets resulting
    from operations.........      (10,616,795)     32,078,139        87,628,817       392,403,570
                               --------------    ------------    --------------    --------------


DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income......               --        (960,908)               --        (9,680,852)
 Net realized gains on
  investments...............               --     (46,539,079)               --      (270,393,704)
                               --------------    ------------    --------------    --------------

   Net distributions to
    shareholders............               --     (47,499,987)               --      (280,074,556)
                               --------------    ------------    --------------    --------------


FUND SHARE ACTIVITIES:
 Proceeds from shares issued       17,721,511     170,002,168       222,320,329       512,410,502
 Reinvested dividends from
  net investment income and
  distributions from net
  realized gains on
  investments...............               --      44,487,188                --       246,872,904
 Cost of shares redeemed....      (77,592,952)   (185,437,010)     (289,064,906)     (371,657,576)
                               --------------    ------------    --------------    --------------

   Net increase (decrease)
    in net assets derived
    from Fund
    share activities........      (59,871,441)     29,052,346       (66,744,577)      387,625,830
                               --------------    ------------    --------------    --------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS................      (70,488,236)     13,630,498        20,884,240       499,954,844
NET ASSETS AT THE BEGINNING
 OF THE PERIOD..............      276,641,894     263,011,396     2,126,714,680     1,626,759,836
                               --------------    ------------    --------------    --------------
NET ASSETS AT THE END OF THE
 PERIOD.....................     $206,153,658    $276,641,894    $2,147,598,920    $2,126,714,680
                               ==============    ============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)..............     $      6,770    $   (287,387)   $    2,552,120    $      (90,025)
                               ==============    ============    ==============    ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                              Large Cap Value Fund                               Mid Cap Value Fund
                              ---------------------------------------------------  -------------------------------------------------
                              For the six months                 Oct. 11, 1996(1)  For the six months               Oct. 11, 1996(1)
                              ended June 30, 1998  Year ended         through      ended June 30, 1998  Year ended       through
                                  (Unaudited)     Dec. 31, 1997    Dec. 31, 1996       (Unaudited)     Dec. 31, 1997  Dec. 31, 1996
                              ------------------- -------------  ----------------  ------------------- ------------- ---------------
Per Share Data
Net asset value, beginning
 of period.......................... $12.30          $10.50            $10.00            $12.78          $ 10.66          $10.00
Income from investment operations:
 Net investment income..............   0.17            0.11                --              0.02             0.05              --
 Net realized and unrealized gains
  on investments....................   0.54            2.28              0.50              1.13             2.38            0.66
                                     ------          ------            ------            ------          -------          ------
Total income from investment
 operations.........................   0.71            2.39              0.50              1.15             2.43            0.66
Less distributions from:
 Net investment income..............     --           (0.11)               --                --            (0.05)             --
 Net realized gains on investments..     --           (0.48)               --                --            (0.26)             --
                                     ------          ------            ------            ------          -------          ------
 Total distributions................     --           (0.59)               --                --            (0.31)             --
                                     ------          ------            ------            ------          -------          ------
Net asset value, end of period...... $13.01          $12.30            $10.50            $13.93          $ 12.78          $10.66
                                     ======          ======            ======            ======          =======          ======
Total Return........................   5.8%(2)        22.9%              5.0%(2)           9.0%(2)         22.8%            6.6%(2)
Ratios and Supplemental Data
 Net assets, end of period
 (in thousands)..................... $9,317          $7,665            $2,441            $48,449         $36,558          $6,934
 Ratio of net expenses to average
 net assets.........................  0.00%(3)(4)    1.36%(4)          2.73%(3)           1.18%(3)        1.29%(5)        1.94%(3)
 Ratio of net investment income
 (loss) to average net assets.......   2.68%(3)(4)    1.14%(4)        (0.25)%(3)           0.30%(3)        0.54%(5)      (0.16)%(3)
 Portfolio turnover rate............     17%             30%)              1%                17%             48%              4%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the period ended June 30, 1998 and for the year ended December 31, 1997 would have been 1.62% and 2.00%, respectively, and the ratio of net investment income to average net assets would have been 1.06% and 0.50%, respectively.
(5) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the year ended December 31, 1997 would have been 1.32% and the ratio of net investment income to average net assets would have been 0.51%.

The accompanying Notes to Financial Statements are an integral part of these Statements.

 FINANCIAL HIGHLIGHTS

                                                                                   Value Plus Fund
                                              ------------------------------------------------------------------------------
                                              For the six months                                            Oct. 26, 1993(1)
                                              ended June 30, 1998     For the year ended December 31,           through
                                                  (Unaudited)        1997      1996      1995      1994      Dec. 31, 1993
                                              ------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period...........    $  16.13        $  13.73   $ 11.17   $  9.53   $10.45          $10.00
Income (loss) from investment operations:
 Net investment income.........................        0.33            0.48      0.38      0.41     0.41            0.07
 Net realized and unrealized gains (losses)
  on investments...............................       (0.43)           3.66      3.33      1.89    (0.92)           0.45
                                                   --------        --------   -------   -------   ------          ------
  Total income (loss) from investment
   operations..................................       (0.10)           4.14      3.71      2.30    (0.51)           0.52
Less distributions from:
 Net investment income.........................       (0.33)          (0.48)    (0.38)    (0.41)   (0.41)          (0.07)
 Net realized gains on investments.............       (0.03)          (1.26)    (0.77)    (0.25)      --              --
                                                   --------        --------   -------   -------   ------          ------
  Total distributions..........................       (0.36)          (1.74)    (1.15)    (0.66)   (0.41)          (0.07)
                                                   --------        --------   -------   -------   ------          ------
Net asset value, end of period.................    $  15.67        $  16.13   $ 13.73   $ 11.17   $ 9.53          $10.45
                                                   ========        ========   =======   =======   ======          ======
Total Return(4)................................        (0.7)%(2)       30.6%     33.8%     24.4%    (4.9)%           5.2%(2)
Ratios and Supplemental Data
 Net assets, end of period (in thousands)......    $293,443        $336,281   $66,582   $19,123   $9,884          $5,811
 Ratio of operating expenses to average
  net assets...................................        1.09%(3)        1.12%     1.45%     1.54%    1.80%)          1.30%(3)
 Ratio of interest expense to average
  net assets...................................        0.02%(3)          --        --        --       --              --
 Ratio of net investment income to average
  net assets...................................        3.75%(3)        3.32%     3.23%     3.90%    4.39%           6.52%(3)
 Portfolio turnover rate.......................          38%             74%       73%      150%     127%              6%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) The contingent deferred sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.

29


The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                       U.S. Government Securities Fund
                                           -----------------------------------------------------------------------------------------
                                           For the six months
                                           ended June 30, 1998                    For the year ended December 31,
                                           -----------------------------------------------------------------------------------------
                                               (Unaudited)         1997              1996            1995        1994        1993
Per Share Data
Net asset value, beginning of period......     $  9.85            $  9.54            $  9.96        $  8.91     $ 10.50     $  9.93
Income (loss) from investment operations:
 Net investment income....................        0.29               0.58               0.59           0.60        0.59        0.56
 Net realized and unrealized gains
   (losses) on investments................        0.10               0.31              (0.42)          1.05       (1.59)       1.18
                                               -------            -------            -------        -------     -------     -------
 Total income (loss) from investment
   operations.............................        0.39               0.89               0.17           1.65       (1.00)       1.74
Less distributions from:
 Net investment income....................       (0.29)             (0.58)             (0.59)         (0.60)      (0.59)      (0.56)
 Net realized gains on investments........          --                --                 --             --          --        (0.61)
                                               -------            -------            -------        -------     -------     -------
 Total distributions......................       (0.29)             (0.58)             (0.59)         (0.60)      (0.59)      (1.17)
                                               -------            -------            -------        -------     -------     -------
Net asset value, end of period............     $  9.95            $  9.85            $  9.54        $  9.96     $  8.91     $ 10.50
                                               =======            =======            =======        =======     =======     =======
Total Return(1)...........................         4.0%(2)            9.7%               2.0%          19.0%       (9.6)%      17.8%
Ratios and Supplemental Data..............
 Net assets, end of period
  (in thousands)..........................     $53,018            $48,562            $51,713        $66,261     $64,807     $66,789
 Ratio of net expenses to average
   net assets(4)..........................        0.76%(3)           0.87%              1.06%          1.07%       1.07%       1.06%
 Ratio of net investment income to
   average net assets(4)..................        5.83%(3)           6.12%              6.36%          6.31%       6.30%       5.09%
 Portfolio turnover rate..................          38%               143%                30%            97%         95%        200%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the period ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994, and 1993 would have been 1.16%, 1.20%, 1.21%, 1.22%, 1.22%, and 1.21%, respectively, and the ratios of net investment income to average net assets would have been 5.43%, 5.79%, 6.21%, 6.16%, 6.15%, and 4.94%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                               Small Cap Contrarian Fund
                                                     -------------------------------------------------------------------------------
                                                      For the six months                                        April 27, 1995(1)
                                                     ended June 30, 1998   For the year ended December 31,          through
                                                         (Unaudited)          1997              1996             Dec. 31, 1995
                                                     -------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period.........             $  12.64           $ 13.40           $  11.79           $   10.00
Income (loss) from investment operations:
 Net investment income.......................                 0.02              0.04               0.02                0.03
 Net realized and unrealized gains (losses)
  on investments.............................                (0.69)             1.77               2.20                2.05
                                                          --------           -------           --------           ---------
 Total income (loss) from investment
  operations.................................                (0.67)             1.81               2.22                2.08
Less distributions from:
 Net investment income.......................                   --             (0.05)             (0.02)              (0.03)
 Net realized gains on investments...........                   --             (2.52)             (0.59)              (0.26)
                                                          --------           -------           --------           ---------
  Total distributions........................                   --             (2.57)             (0.61)              (0.29)
                                                          --------           -------           --------           ---------
Net asset value, end of period...............             $  11.97           $ 12.64           $  13.40           $   11.79
                                                          ========           =======           ========           =========
Total Return.................................                 (5.3%)(2)         13.7%              18.9%               20.8%(2)
Ratios and Supplemental Data
 Net assets, end of period (in thousands)....             $206,154           $276,642          $263,011           $  85,549
 Ratio of operating expenses to average
  net assets.................................                 1.32%(3)           1.30%             1.30%               1.44%(3)
 Ratio of interest expense and dividends on
  short positions to average net assets......                 0.07%(3)           0.05%             0.02%               0.00%(3)
 Ratio of net investment income to average
  net assets.................................                 0.23%(3)           0.24%             0.19%               1.01%(3)
 Portfolio turnover rate.....................                   28%               103%               57%                 45%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                        Value Fund
                               ---------------------------------------------------------------------------------------------
                               For the six months
                               ended June 30, 1998                                       For the year ended December 31,
                                   (Unaudited)          1997             1996             1995           1994          1993
                               ---------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning
 of period.................        $    33.87        $    31.65       $    27.95       $    22.72      $  23.22      $  20.41
Income (loss) from
 investment operations:
  Net investment income
   (loss)..................              0.04              0.17             0.06             0.13         (0.09)        (0.12)
  Net realized and
   unrealized gains
   on investments..........              1.28              7.09             5.78             6.63          0.47          3.95
                                   ----------        ----------       ----------       ----------      --------      --------
    Total income from
     investment
     operations............              1.32              7.26             5.84             6.76          0.38          3.83

Less distributions from:
  Net investment income....                --             (0.17)           (0.06)           (0.13)           --            --
  Net realized gains on
   investments.............                --             (4.87)           (2.08)           (1.40)        (0.88)        (1.02)
                                   ----------        ----------       ----------       ----------      --------      --------
    Total distributions....                --             (5.04)           (2.14)           (1.53)        (0.88)        (1.02)
                                   ----------        ----------       ----------       ----------      --------      --------
Net asset value, end of
 period....................        $    35.19        $    33.87       $    31.65       $    27.95      $  22.72      $  23.22
                                   ==========        ==========       ==========       ==========      ========      ========
Total Return(1)............               3.9%(2)          23.2%            21.0%            29.8%          1.7%         18.8%

Ratios and Supplemental Data
  Net assets, end of
   period (in thousands)...        $2,147,599        $2,126,715       $1,626,760       $1,190,926      $339,364      $186,518
  Ratio of net expenses to
   average net assets......              1.11%(3)          1.12%            1.23%            1.29%         1.39%         1.51%
  Ratio of net investment
   income (loss) to
   average net assets......              0.23%(3)          0.49%            0.22%            0.61%        (0.52)%       (0.71)%
  Portfolio turnover rate..                14%               55%              31%              31%           35%           51%

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
(2) Not annualized.
(3) Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Large Cap Value Fund, Mid Cap Value Fund, Value Plus Fund, U.S. Government Securities Fund, Small Cap Contrarian Fund, and Value Fund (the "Funds"), each of which is a diversified fund, are six of the nine series of funds issued by the Corporation at June 30, 1998.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At June 30, 1998, the U.S. Government Securities Fund had Federal income tax capital loss carryforwards of $4,940,986 expiring in 2002, $858,458 expiring in 2003 and $358,754 expiring in 2005. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforwards are completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchanges rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (d) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to the respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (e) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund daily receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contracts price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had no open futures contracts at June 30, 1998.

     (f) The Small Cap Contrarian Fund may enter into transactions where it will sell a security short (sell a security which the Fund does not own for delivery at a future date) and subsequently borrow the same security from a broker or other institution to complete the sale. The predominant risk is that the market price may increase between the date of the short sale and the date on which the Fund must replace the borrowed security.

          The Large Cap Value, Mid Cap Value, Value Plus, Small Cap Contrarian and Value Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

          Each Fund maintains a segregated collateral account with its custodian consisting of cash or liquid assets to cover short positions, including short sales in acquiror securities. At June 30, 1998, the Small Cap Contrarian and Value Funds had cash and liquid assets committed as collateral for open short positions in the amount of $96,676,907 and $10,547,350, respectively. The receivables from securities sold short and deposits with brokers for securities sold short are with one major securities dealer. The Funds do not require the broker to maintain collateral in support of the receivable from securities sold short.

     (g) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. At June 30, 1998, the Value Plus Fund and Small Cap Contrarian Funds held restricted securities equaling 7.56% and 4.34% of net assets, respectively.

          Restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Act, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors, are valued at fair value as furnished by independent pricing services. All other restricted securities are identified below.

          Value Plus Fund
                                                    Shares/                             Acquisition
          Security                                 Par Value      Cost      Fair Value      Date
          --------                                 ---------   ----------   ----------  -----------
          CORE Cap, Inc. Com. Stock                 222,222    $4,444,440   $4,444,440      10/97
          CORE Cap, Inc. Pfd. Stock                 222,222     5,555,550    5,557,083      10/97
          Source Capital Corporation
               7.5% 03/01/2028
               Conv. Bond                         1,400,000     1,400,000    1,349,052       2/98
          Small Cap Contrarian Fund

                                                    Shares/                             Acquisition
          Security                                 Par Value      Cost      Fair Value      Date
          --------                                 ---------   ----------   ----------  -----------
          Apex Silver Mines Ltd.                    187,500    $1,500,000   $1,816,406       8/96
          Convergent Communications,
               Inc. (Units)                         200,000       500,000      500,000       9/97
          The GNI Group, Inc.                       600,000     3,305,385    3,476,280       8/95
          MetroBank National Association             73,416     3,156,888    3,156,888       3/98

     (h) The Small Cap Contrarian Fund may buy and sell options, including purchasing and writing put and call options and options on futures, based on any type of security, index or currency related to its investments, including options traded on foreign exchanges and options not traded on exchanges. The Large Cap Value, Mid Cap Value, Value Plus, U.S. Government Securities and Value Funds each may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Large Cap Value and Mid Cap Value Funds may also purchase call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

          For the period from January 1, 1998 through June 30, 1998, the Value Plus and Value Funds had the following transactions in written covered call options:

       Value Plus Fund
                                                                       # of                 Premium
                                                                     Contracts              Amount
                                                                     ---------              -------
       Balance at January 1, 1998                                           --                    --
       Options opened (ICN Pharmaceuticals, Inc. 3/98)                     300             $  23,194
       Options expired (ICN Pharmaceuticals, Inc. 3/98)                   (300)              (23,194)
       Options closed                                                       --                    --
                                                                         -----             ---------
       Balance at June 30, 1998                                             --             $      --
                                                                         =====             =========


       Value Fund
                                                                       # of                 Premium
                                                                     Contracts              Amount
                                                                     ---------              -------
       Balance at January 1, 1998                                           --                    --
       Options opened (Grand Casinos, Inc. 8/98 & 11/98)                 6,082             $ 516,382
       Options expired                                                      --                    --
       Options closed                                                       --                    --
                                                                         -----             ---------
       Balance at June 30, 1998                                          6,082             $ 516,382
                                                                         =====             =========

     (i) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)  Credit Facility

     Firstar Trust Company made available to the Small Cap Contrarian Fund a $25 million credit facility pursuant to a Credit Agreement dated September 5, 1997. The Credit Agreement terminated April 2, 1998. Outstanding principal amounts under the credit facility bore interest at a rate per annum equal to the prime rate or at the LIBOR rate plus 1.25%. Advances were collateralized by securities owned by the Fund and held in its custody account pursuant to a Collateral Pledge Arrangement dated September 5, 1997. During the period from January 1, 1998 through April 2, 1998 the Fund had an outstanding average daily balance of $1,593,407. The maximum amount outstanding during the period from January 1, 1998 through April 2, 1998 was $10,000,000. At June 30, 1998, the Fund had no outstanding principal amounts under the credit facility. Interest expense amounted to $34,236 for the period from January 1, 1998 through April 2, 1998.

     Deutsche Bank AG has made available to the Small Cap Contrarian Fund a $30 million credit facility pursuant to a Credit Agreement dated March 31, 1998. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the NIBOR rate plus 0.5% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the daily average unutilized credit. During the period from March 31, 1998 through June 30, 1998 the Fund had an outstanding average daily balance of $64,130. The maximum amount outstanding during the period from March 31, 1998 through June 30, 1998 was $5,900,000. At June 30, 1998 the Fund had no outstanding principal amounts under the credit facility. Interest expense and commitment fees amounted to $993 and $5,987, respectively, for the period from March 31, 1998 though June 30, 1998.

     Deutsche Bank AG has made available to seven of the nine series of funds issued by the Corporation, including the Large Cap Value, Mid Cap Value, Value Plus and Value Funds, a $70 million credit facility pursuant to a Credit Agreement dated March 31, 1998. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the NIBOR rate plus 0.5% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. During the period from March 31, 1998 through June 30, 1998 the Value Plus Fund had an outstanding average daily balance of $2,032,609 and a maximum outstanding balance of $24,600,000. At June 30, 1998, the Value Plus Fund had no outstanding principal amounts under the credit facility. Interest expense for the Fund amounted to $31,545 for the period from March 31, 1998 through June 30, 1998. No other Fund borrowed against this credit facility. Commitment fees for the Large Cap Value, Mid Cap Value, Value Plus, and Value Funds amounted to $63, $324, $1,567 and $9,359, respectively.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Large Cap Value, Mid Cap Value, Small Cap Contrarian and Value Funds pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Funds; the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of .70% of the daily net asset value of the Fund; and the U.S. Government Securities Fund pays the Advisor a monthly management fee at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .50% of the next $400 million of net assets, and .40% on net assets in excess of $500 million.

     The Advisor has voluntarily committed to waive the entire management and distribution fees and to reimburse all other expenses for the Large Cap Value Fund and to reimburse the Mid Cap Value Fund to the extent that annual total fund operating expenses would exceed 1.25%. The Advisor collected a partial fee for the U.S. Government Securities Fund at an annual rate of .25% of the Fund's average daily net assets. The Advisor may reinstate all or a portion of the Funds' fees or discontinue reimbursements at any time.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets. Additionally, for the period from January 1, 1998 through June 30, 1998, the Distributor received for the Value Plus, Small Cap Contrarian and Value Funds $7,500, $12,000 and $28,867, respectively, for brokerage fees on the execution of purchases and sales of portfolio investments.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     For the Large Cap Value, Mid Cap Value, Value Plus and Small Cap Contrarian Funds, organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at June 30, 1998, for the Large Cap Value, Mid Cap Value, Value Plus and Small Cap Contrarian Funds were $10,678, $10,678, $2,540 and $18,078, respectively. Reimbursements to the Advisor of these amounts by the Funds will be subject to any expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     During the period from January 1, 1998 through June 30, 1998, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                               Large Cap    Mid Cap     Value     U.S. Gov't.  Small Cap
                                 Value       Value       Plus     Securities   Contrarian     Value
                                 Fund        Fund        Fund        Fund         Fund         Fund
                               ---------   ---------   --------   ----------   ----------   ---------
     Cost of purchases          $1,864      $12,438    $128,351    $  24,606    $ 75,697    $ 275,129

     Proceeds from
      sales                      1,400        6,957     147,419       18,720     125,764      462,974

     Included in these transactions were purchases and sales of U.S. obligations as follows (in thousands):

                               Large Cap    Mid Cap     Value     U.S. Gov't.  Small Cap
                                 Value      Value        Plus     Securities   Contrarian     Value
                                 Fund        Fund        Fund        Fund         Fund         Fund
                               ---------   ---------   --------   ----------   ----------   ---------
     Cost of purchases          $    --     $   --     $    --     $24,434       $   --     $100,455
     Proceeds from
      sales                          --         --          --      18,500           --       20,085

     At June 30, 1998, the gross unrealized appreciation and depreciation on securities for tax purposes, excluding securities sold short, was as follows (in thousands):

                               Large Cap    Mid Cap     Value     U.S. Gov't.  Small Cap
                                 Value      Value        Plus     Securities   Contrarian     Value
                                 Fund        Fund        Fund        Fund         Fund         Fund
                               ---------   --------    --------   ----------   ----------   ---------
     Appreciation               $1,184     $ 9,016     $ 21,532     $1,660     $ 36,562     $ 529,453
     Depreciation                 (581)     (2,090)     (18,129)        (1)     (32,183)     (179,455)
                                ------     -------     --------     ------     --------     ---------
                                $  603     $ 6,926     $  3,403     $1,659     $  4,379     $ 349,998
                                ======     =======     ========     ======     ========     =========

     At June 30, 1998, the cost of securities for federal income tax purposes was as follows (in thousands):

                               Large Cap    Mid Cap     Value     U.S. Gov't.  Small Cap
                                 Value       Value       Plus     Securities   Contrarian     Value
                                 Fund        Fund        Fund        Fund         Fund         Fund
                               ---------   --------    --------   ----------   ----------   ---------
     Tax cost                   $8,749      $41,516    $283,023    $51,176      $221,029   $1,780,128

(7)  Fund Share Transactions

     For the period from January 1, 1998 through June 30, 1998, Fund share transactions were as follows:

                                                       Large Cap           Mid Cap           Value
                                                         Value              Value             Plus
                                                         Fund                Fund             Fund
                                                       ---------          ---------        ----------
     Shares issued                                      244,495           1,460,203        11,283,627
     Reinvested dividends
       from net investment
       income and distributions
       from net realized gains on investments                --                  --           415,021
     Shares redeemed                                   (151,808)           (844,455)      (13,819,493)
                                                       --------           ---------       -----------
     Net increase (decrease) in Fund shares              92,687             615,748        (2,120,845)
                                                       ========           =========       ===========

                                                       U.S. Gov't.        Small Cap
                                                       Securities         Contrarian          Value
                                                          Fund               Fund             Fund
                                                       ----------         ----------        ---------
     Shares issued                                      1,383,345         1,369,765         6,353,889
     Reinvested dividends
       from net investment
       income and distributions
       from net realized gains
       on investments                                     113,579                --                --
   Shares redeemed                                     (1,098,558)       (6,040,336)       (8,110,309)
                                                       ----------        ----------        ----------
   Net increase (decrease) in Fund shares                 398,366        (4,670,571)       (1,756,420)
                                                       ==========        ==========        ==========

     For the year ended December 31, 1997, Fund share transactions were as follows:

                                                 Large Cap     Mid Cap        Value
                                                   Value        Value          Plus
                                                   Fund          Fund          Fund
                                                ----------   -----------   -----------
     Shares issued                                 520,287     2,574,129    23,437,762
     Reinvested dividends from net
      investment income and distributions
      from net realized gains on investments        28,315        67,511     1,736,643
     Shares redeemed                              (157,719)     (430,675)   (9,180,571)
                                                ----------   -----------   -----------
     Net increase in Fund shares                   390,883     2,210,965    15,993,834
                                                ==========   ===========   ===========

                                                U.S. Gov't.   Small Cap
                                                Securities   Contrarian       Value
                                                   Fund         Fund          Fund
                                                ----------   -----------   -----------
     Shares issued                               1,555,341    11,427,314    14,506,622
     Reinvested dividends from net
      investment income and distributions
      from net realized gains on investments       214,422     3,558,914     7,402,442
     Shares redeemed                            (2,258,183)  (12,721,002)  (10,516,915)
                                                ----------   -----------   -----------
     Net increase (decrease) in Fund shares       (488,420)    2,265,226    11,392,149
                                                ==========   ===========   ===========

(8)  Transactions with Affiliates

     The following companies are affiliated with the Value Plus, Small Cap Contrarian and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the period from January 1, 1998 through June 30, 1998. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

Value Plus Fund
                                             Share                                      Share                   Realized
                                           Balance at                                 Balance at                 Gains
Security Name                             Jan. 1, 1998  Purchases            Sales   June 30,1998  Dividends    (Losses)
-------------------------------------------------------------------------------------------------------------------------
Akita Drilling Ltd. (Class A)                  500,000    350,000           61,500        788,500   $ 49,095  $  (256,661)
Decorator Industries, Inc.                     250,000     40,000           32,100        257,900     39,501       93,738
Insteel Industries, Inc.                       383,600     48,400                0        432,000     51,120            0
Oil-Dri Corporation of America                 212,600    257,400                0        470,000     48,000            0
Riviera Tool Company 8.0% Conv. Pfd.            11,700          0           11,700 (1)          0          0            0
Riviera Tool Company Common                          0    194,999 (1)            0        194,999          0            0
Salient 3 Communications, Inc.                 225,000     75,000          300,000              0     24,660     (881,704)
Siam Food Products Public Company Ltd.               0  1,300,000                0      1,300,000     86,674            0
                                                                                                    --------  -----------
                                                                                                    $299,050  $(1,044,627)
                                                                                                    ========  ===========

(1) Adjusted for conversion of 11,700 shares of Riviera Tool Company 8.0% Conv. Pfd. stock into 194,999 shares of Riviera Tool Company common stock.


Small Cap Contrarian Fund
                                                     Share                                     Share                   Realized
                                                  Balance at                                 Balance at                 Gains
                 Security Name                    Jan. 1,1998       Purchases     Sales     June 30,1998  Dividends    (Losses)
--------------------------------------------------------------------------------------------------------------------------------
Advocat, Inc.                                             279,200           0           0        279,200   $      0  $         0
Aldila, Inc.                                              350,000     550,000           0        900,000          0            0
Allou Health & Beauty Care, Inc. (Class A)                525,000           0     125,000        400,000          0      608,428
Astro-Med, Inc.                                           215,400      34,600           0        250,000     20,000            0
Autonomous Technologies Corporation                       515,000           0      15,000        500,000          0      (17,816)
Bio-Vascular, Inc.                                        526,000           0     372,000        154,000          0      164,281
Bitstream, Inc.                                           445,300      54,700       7,800        492,200          0          163
Bolder Technologies Corporation                           267,500     137,500           0        405,000          0            0
BTG, Inc.                                                 610,000     257,500      32,500        835,000          0      181,885
Catherines Stores Corporation                             600,000           0     102,500        497,500          0       87,154
Chico's Fas, Inc.                                         460,000      40,000     500,000              0          0    3,103,544
Children's Discovery Centers of America, Inc.             500,000           0     500,000              0          0    3,063,650
Coastal Physician Group, Inc.                           1,500,000           0   1,500,000              0          0   (2,833,402)

Small Cap Contrarian Fund (CONT'D)
                                                  Share                                         Share                   Realized
                                                Balance at                                   Balance at                  Gains
Security Name                                  Jan. 1, 1998       Purchases        Sales    June 30, 1998  Dividends    (Losses)
---------------------------------------------------------------------------------------------------------------------------------
Crown Books Corporation                            325,000                0        325,000              0   $      0  $(2,669,436)
Donnelly Corporation                               300,000                0              0        300,000     71,250            0
Drypers Corp. 7.5% Sr. Conv. Cum. Pfd.              18,598                0         18,598 (1)          0    298,927            0
Drypers Corporation Common                         168,882        1,911,432 (1)  1,080,314      1,000,000          0    5,522,715
Dynamic Materials Corporation                      222,000           28,000              0        250,000          0            0
EDAP TMS S.A. (ADR)                                      0          645,200              0        645,200          0            0
Edusoft Ltd.                                             0          300,000              0        300,000          0            0
Executone Information Systems, Inc.              2,800,000                0              0      2,800,000          0            0
Family Steak Houses of Florida, Inc.               140,000 (2)            0              0        140,000          0            0
Fortress Group, Inc.                               700,000                0        145,000        555,000      4,950      141,003
Global Motorsport Group, Inc.                      400,000                0        250,000        150,000          0      978,786
The GNI Group, Inc.                                600,000                0              0        600,000          0            0
Harding Lawson Associates Group, Inc.              475,000                0         75,000        400,000          0       22,534
Harmony Brook, Inc.                                700,000                0        700,000              0          0     (143,500)
High Plains Corporation                          1,000,000          500,000              0      1,500,000          0            0
Home Security International, Inc.                  317,500           82,500              0        400,000          0            0
ICU Medical, Inc.                                  450,000                0        362,600         87,400          0    2,245,313
In Home Health, Inc.                             1,405,000          195,000              0      1,600,000          0            0
Kentek Information Systems, Inc.                   451,800           48,200              0        500,000     20,000            0
Manchester Equipment Company, Inc.                 500,000                0              0        500,000          0            0
Matrix Pharmaceutical, Inc.                      2,100,000                0        100,000      2,000,000          0       78,108
MetroBank National Association                           0           73,416              0         73,416          0            0
Moore Medical Corporation                          200,000                0              0        200,000          0            0
Motor Club of America                              146,000                0              0        146,000          0            0
M-Wave, Inc.                                       277,000                0              0        277,000          0            0
Networks North, Inc.(3)                            171,500           28,500              0        200,000          0            0
Norland Medical Systems, Inc.                      540,000          160,000              0        700,000          0            0
O. I. Corporation                                  352,000                0              0        352,000          0            0
PDK Labs, Inc.                                     125,000          125,000              0        250,000          0            0
Personnel Management, Inc.                         200,000                0          3,600        196,400          0       15,055
Point West Capital Corporation                     400,000                0              0        400,000          0            0
Polyvision Corporation                             600,000                0        600,000              0          0      231,328
PremiumWear, Inc.                                  200,000                0              0        200,000          0            0
Programmer's Paradise, Inc.                        251,900                0              0        251,900          0            0
Riviera Tool Company                               156,400                0              0        156,400          0            0
Six Rivers National Bank                            50,000           17,100              0         67,100          0            0
Speizman Industries, Inc.                          290,000            6,000              0        296,000          0            0
TransCoastal Marine Services, Inc.                       0          750,000              0        750,000          0            0
Tipperary Corporation                              937,900           62,100      1,000,000              0          0     (303,024)
VECTRA Technologies, Inc.                          650,000                0        650,000              0          0   (1,777,888)
                                                                                                            --------  -----------
                                                                                                            $415,127  $(8,698,881)
                                                                                                            ========  ===========

(1) Adjusted for conversion of 18,598 shares of Drypers Corporation 7.5% Sr. Conversion Cum. Pfd. Stock into 1,859,800 shares of Drypers Corporation Common Stock.
(2)  Adjusted for 1 for 5 reverse stock split.
(3)  Name changed from NTN Canada, Inc.









Value Fund
                                                   Share                                   Share                      Realized
                                                Balance at                               Balance at                     Gains
Security Name                                  Jan. 1, 1998     Purchases       Sales   June 30, 1998    Dividends    (Losses)
------------------------------------------------------------------------------------------------------------------------------

3-D Geophysical, Inc.                               815,000             0     815,000               0      $     0  $ 2,284,002
ACT Manufacturing,Inc.                              600,000       100,000           0         700,000            0            0
ACT Networks, Inc.                                  900,000             0      90,000         810,000            0      168,107
Align-Rite International, Inc.                      300,000             0           0         300,000            0            0
Allied Healthcare Products, Inc.                    775,000             0           0         775,000            0            0
The Alpine Group, Inc.                            1,000,000             0           0       1,000,000            0            0
American Buildings Company                          500,000             0           0         500,000            0            0
Amtech Corporation                                1,025,000        75,000     910,000         190,000            0     (617,596)
Amtran, Inc.                                        600,000             0     321,100         278,900            0    2,612,710
Amwest Insurance Group, Inc.                        220,000(1)          0           0         220,000       44,000            0
Applied Films Corporation                           190,000        60,000           0         250,000            0            0
Aseco Corporation                                    99,500       250,500           0         350,000            0            0
Asia Pacific Wire & Cable Corporation Ltd.          727,600             0           0         727,600            0            0
Astec Industries, Inc.                              965,000             0     275,000         690,000            0    4,590,387
Badger Meter, Inc.                                  200,000             0           0         200,000       60,000            0
Baldwin Piano & Organ Company                       325,000             0           0         325,000            0            0
Barrett Business Services, Inc.                     500,000       125,000           0         625,000            0            0
Blue Wave Systems, Inc.(2)                          440,400             0           0         440,400            0            0
Bonded Motors, Inc.                                 200,000             0      20,000         180,000            0       27,218
Buckhead America Corporation                        175,000             0           0         175,000            0            0
Business Resource Group                             500,000             0      14,000         486,000            0       (1,659)
Cameron Ashley Building Products, Inc.              595,000             0      95,000         500,000            0      321,192
Campbell Resources, Inc.                         10,000,000     2,000,000           0      12,000,000            0            0
Caretenders Health Corporation                      308,900             0           0         308,900            0            0
Catalina Lighting, Inc.                             500,000       200,000           0         700,000            0            0
Cavell Energy Corporation                         1,573,200       289,800           0       1,863,000            0            0
Ceanic Corporation(3)                               300,000             0           0         300,000            0            0
Central Sprinkler Corporation                       300,000        25,000           0         325,000            0            0
CHC Helicopter Corporation (Class A)                550,000             0      14,000         536,000            0       66,395
The Cherry Corporation (Class A)                    850,100             0      74,100         776,000            0      316,311
Chic by H.I.S., Inc.                                      0       600,000           0         600,000        3,000            0
Children's Broadcasting Corporation                 590,000             0           0         590,000            0            0
Ciprico, Inc.                                        42,500       257,500           0         300,000            0            0
Clayton Williams Energy, Inc.                       595,000             0           0         595,000            0            0
Collaborative Clinical Research, Inc.               600,000             0           0         600,000            0            0
Collagen Corporation                                878,500             0           0         878,500       87,850            0
Comdial Corporation                                 650,000             0     223,000         427,000            0      700,639
Commonwealth Industries, Inc.                       615,000       185,000           0         800,000       68,850            0
Compass Plastics & Technologies, Inc.                87,900       212,100     300,000               0            0   (1,342,357)
Consep, Inc.                                        900,000             0           0         900,000            0            0
Cross-Continent Auto Retailers, Inc.                500,000       397,000           0         897,000            0            0
Crown Central Petroleum Corporation (Class B)       225,000        75,000           0         300,000            0            0
CSP, Inc.                                           308,000(4)          0           0         308,000            0            0
Cyrk International, Inc.                          1,000,000        64,100     433,600         630,500            0    2,018,878
Dakotah, Inc.                                       300,000             0     300,000               0            0   (1,022,102)
Damark International, Inc. (Class A)                800,000             0           0         800,000            0            0
Datron Systems, Inc.                                250,000             0           0         250,000            0            0
Dayton Mining Corporation                         2,200,000     1,300,000     600,000       2,900,000            0   (2,092,395)
Designs, Inc.                                     1,100,000             0           0       1,100,000            0            0
Duckwall-ALCO Stores, Inc.                          360,000        10,000           0         370,000            0            0
Durakon Industries, Inc.                            500,000             0           0         500,000            0            0
D & N Financial Corporation                         440,000             0           0         440,000       23,800            0
Eaton Vance Corporation                             700,000             0     500,000         200,000       81,000   13,252,593
ECC International Corporation                       757,600             0     257,600         500,000            0   (2,101,161)
Effective Management Systems, Inc.                  375,000             0           0         375,000            0            0
Eltek Ltd.                                          261,200        139,000          0         400,200            0            0

Value Fund [CONT'D]

                                                  Share                                     Share                    Realized
                                                Balance at                               Balance at                   Gains
Security Name                                  Jan 1, 1998      Purchases       Sales   June 30, 1998  Dividends     (Losses)
-----------------------------------------------------------------------------------------------------------------------------
Engle Homes, Inc.                                  551,500         92,200     101,500         542,200   $ 43,376  $   882,921
ENStar, Inc.                                       206,833              0           0         206,833          0            0
Environmental Technologies Corporation             330,800        145,200           0         476,000          0            0
Eskimo Pie Corporation                             271,500              0           0         271,500     27,150            0
Esterline Technologies Corporation                 600,000(5)           0           0         600,000          0            0
Evergreen Resources, Inc.                          500,000              0           0         500,000          0            0
EZCorp, Inc. (Class A)                             700,000              0           0         700,000          0            0
Fibermark, Inc.                                    395,000              0           0         395,000          0            0
Filene's Basement Corporation                    1,200,000              0           0       1,200,000          0            0
Financial Industries Corporation                   300,000              0           0         300,000          0            0
Forest Oil Corporation                           1,500,000              0           0       1,500,000          0            0
Gish Biomedical, Inc.                              275,000              0           0         275,000          0            0
Grist Mill Company                                 400,000              0     400,000               0          0    3,478,570
GZA GeoEnvironmental Technologies, Inc.            372,700              0           0         372,700          0            0
Hallwood Consolidated Resources Corporation        300,000              0           0         300,000          0            0
Hallwood Group, Inc.                                58,900         23,600      23,000          59,500          0      121,290
Hanover Foods Corporation (Class A)                 50,500              0           0          50,500     27,775            0
Harmony Brook, Inc.                                720,000              0     720,000               0          0     (864,566)
Health Power, Inc.                                 300,000         39,500           0         339,500          0            0
HealthRite, Inc.                                   403,000              0           0         403,000          0            0
HMN Financial, Inc.                                333,500(6)           0      83,000         250,500     15,030    1,251,192
Home Federal Bancorp                               290,250              0           0         290,250     58,050            0
Home Products International, Inc.                  317,500              0           0         317,500          0            0
Hospital Staffing Services, Inc.                   625,658              0     625,658               0          0   (1,447,642)
Howell Corporation                                 300,000              0           0         300,000     24,000            0
IBAH, Inc.                                         750,000      1,000,000   1,750,000               0          0    2,832,775
ICN Pharmaceuticals, Inc.                        3,775,000(7)           0   1,475,000       2,300,000    395,222   54,252,212
IEC Electronics Corporation                        650,000         78,800           0         728,800          0            0
ImmuLogic Pharmaceutical Corporation             2,000,000              0           0       2,000,000          0            0
Intercontinental Life Corporation                  207,000         18,800           0         225,800          0            0
Interdigital Communications Corporation          4,800,000              0           0       4,800,000          0            0
International Aircraft Investors                   250,000        100,000           0         350,000          0            0
International Airline Support Group, Inc.          220,000              0           0         220,000          0            0
Interpore International                            600,000              0           0         600,000          0            0
Iwerks Entertainment, Inc.                       1,100,000              0           0       1,100,000          0            0
Jaco Electronics, Inc.                             380,000              0           0         380,000          0            0
John B. Sanfilippo & Son, Inc.                     292,000          7,500           0         300,000          0            0
Kaye Group, Inc.                                   353,600              0           0         353,600     17,680            0
Kentucky Electric Steel, Inc.                      450,000              0           0         450,000          0            0
LaCrosse Footwear, Inc.                            317,500         32,500           0         350,000          0            0
LCS Industries, Inc.                               350,000          5,000           0         355,000     26,438            0
Lindal Cedar Homes, Inc.                           155,000        203,800           0         358,800          0            0
The Lion Brewery, Inc. (Class A)                   375,000              0           0         375,000          0            0
Lithia Motors, Inc.                                 68,200        231,800           0         300,000          0            0
Magal Security Systems Ltd.                        600,000              0           0         600,000          0            0
Marisa Christina, Inc.                             400,000        188,900      67,000         521,900          0     (416,899)
Marten Transport Ltd.                              333,300(8)           0           0         333,300          0            0
Martin Industries, Inc.                            650,000              0           0         650,000     50,720            0
Maxicare Health Plans, Inc.                      1,700,000              0      68,600       1,631,400          0     (864,089)
Meadowbrook Rehabilitation
  Group, Inc. (Class A)                            279,999(9)           0     279,999               0          0     (970,221)
Medical Graphics Corporation                       365,550(10)          0           0         365,550          0            0
Mercury Air Group, Inc.                            633,700         66,300           0         700,000          0            0
MFRI, Inc.                                         300,000        100,000           0         400,000          0            0
Midwest Express Holdings, Inc.                     500,000              0     500,000               0          0    7,174,380
Minntech Corporation                               513,100              0           0         513,100          0            0
Morgan Products Ltd.                               750,000              0           0         750,000          0            0

Value Fund [CONT'D]
                                              Share                                         Share                    Realized
                                            Balance at                                   Balance at                    Gains
Security Name                              Jan. 1, 1998      Purchases         Sales    June 30,1998   Dividends     (Losses)
-----------------------------------------------------------------------------------------------------------------------------
MYR Group, Inc.                                 500,000              0             0         500,000     $35,000  $         0
M/A/R/C, Inc.                                   300,000              0             0         300,000      45,000            0
NABI, Inc.                                    1,600,000        870,000             0       2,470,000           0            0
New Brunswick Scientific Company, Inc.          279,636(11)          0         2,500         277,136           0       14,175
Norstan, Inc.                                   552,000              0        52,000         500,000           0      684,610
Northwest Equity Corporation                     80,000              0             0          80,000      21,800            0
Norwood Promotional Products, Inc.              400,000              0             0         400,000           0            0
Nu Horizons Electronics Corporation             600,000              0             0         600,000           0            0
Nu-Kote Holding, Inc. (Class A)               1,100,000        100,000     1,200,000               0           0     (843,377)
Osmonics, Inc.                                  734,600              0             0         734,600           0            0
Outlook Group Corporation                       457,500              0             0         457,500           0            0
Patrick Industries, Inc.                        312,000              0             0         312,000      37,440            0
Peoples Telephone Company, Inc.               1,600,000              0             0       1,600,000           0            0
Petsec Energy Ltd. (ADR)                      1,175,000        325,000       250,000       1,250,000           0   (2,426,470)
PIA Merchandising Services, Inc.                500,000              0             0         500,000           0            0
Powell Industries, Inc.                         600,000              0             0         600,000           0            0
Professionals Group Inc.(12)                    220,000              0             0         220,000           0            0
Prosource, Inc.                                 300,000              0       300,000               0           0    2,367,403
Providence & Worcester Railroad Company               0        200,000             0         200,000       6,000            0
Quad Systems Corporation                        400,000              0             0         400,000           0            0
Quixote Corporation                             585,500              0       250,500         335,000      43,550      249,753
Ramsay Health Care, Inc.                        603,333         96,667             0         700,000           0            0
Rehabilicare, Inc.                              312,100              0             0         312,100           0            0
Remington Oil & Gas Corp. (Class B)           1,560,000         40,000             0       1,600,000           0            0
Reptron Electronics, Inc.                       165,000        235,000             0         400,000           0            0
Republic Automotive Parts, Inc.                 195,000              0       195,000               0           0      490,266
Right Management Consultants, Inc.              500,000              0             0         500,000           0            0
RightCHOICE Managed Care, Inc. (Class A)      1,002,500              0             0       1,002,500           0            0
The Rottlund Company, Inc.                      500,000              0             0         500,000           0            0
Roy F. Weston, Inc. (Class A)                   725,000        100,000             0         825,000           0            0
Salient 3 Communications, Inc.                        0        300,000             0         300,000           0            0
Saucony, Inc. (Class B) (13)                    610,000              0             0         610,000           0            0
Schnitzer Steel Industries, Inc. (Class  A)     210,000         90,000             0         300,000      30,000            0
Schult Homes Corporation                        360,000              0       360,000               0       4,482    4,691,242
Smartflex Systems, Inc.                         227,500        160,500             0         388,000           0            0
Southern Energy Homes, Inc.                     700,000              0             0         700,000           0            0
Starcraft Corporation                           400,000              0             0         400,000           0            0
Strattec Security Corporation                   500,000              0             0         500,000           0            0
Strouds, Inc.                                   485,000        215,000             0         700,000           0            0
Sunrise International Leasing Corporation       630,000              0             0         630,000           0            0
Suprema Specialties, Inc.                       170,400         96,600             0         267,000           0            0
Technology Research Corporation                 500,000              0             0         500,000           0            0
Tech-Sym Corporation                            300,000         50,000             0         350,000           0            0
Teltrend, Inc.                                  500,000              0             0         500,000           0            0
Tesoro Petroleum Corporation                  1,400,000              0        28,000       1,372,000           0      200,479
Thorn Apple Valley, Inc.                        436,000              0       436,000               0           0      259,275
Timber Lodge Steakhouse, Inc.                   300,000              0             0         300,000           0            0
Tipperary Corporation                           574,400        725,600             0       1,300,000           0            0
Todhunter International, Inc.                   490,000              0             0         490,000           0            0
Total-Tel USA Communications, Inc.              250,000              0       250,000               0           0    8,402,309
Trak Auto Corporation                           366,500              0             0         366,500           0            0
Trimark Holdings, Inc.                          400,000              0             0         400,000           0            0
United Security Bancorporation                  187,465(14)          0             0         187,465           0            0

Value Fund [CONT'D]
                                            Share                            Share                     Realized
                                         Balance at                       Balance at                    Gains
Security Name                           Jan. 1, 1998  Purchases    Sales June 30,1998    Dividends     (Losses)
--------------------------------------------------------------------------------------------------------------
URS Corporation                              741,700     58,300        0      800,000   $        0  $         0
U.S. Global Investors, Inc. (Class A)        502,000     48,300        0      550,300            0            0
VECTRA Technologies, Inc.                    723,500          0  723,500            0            0   (2,180,395)
Vicorp Restaurants, Inc.                     500,000          0   60,000      440,000            0      303,435
World of Science, Inc.                       470,000     30,000        0      500,000            0            0
Zindart Ltd. (ADR)                           220,000     17,500        0      237,500            0            0
                                                                                        ----------  -----------
                                                                                        $1,277,213  $96,823,791
                                                                                        ==========  ===========

(1)   Adjusted for 10% stock dividend.
(2)   Name changed from Mizar, Inc.
(3)   Name changed from American Oilfield Divers, Inc.
(4)   Adjusted for 10% stock dividend.
(5)   Adjusted for 2 for 1 stock split.
(6)   Adjusted for 3 for 2 stock split.
(7)   Adjusted for 3 for 2 stock split.
(8)   Adjusted for 3 for 2 stock split.
(9)   Adjusted for 3 for 2 stock split.
(10)  Adjusted for 3 for 2 stock split.
(11)  Adjusted for 10% stock dividend.
(12)  Name changed from Professionals Insurance Company Management Group.
(13)  Name changed from Hyde Atheletic Industries, Inc.
(14)  Adjusted for 10% stock dividend.

                        Heartland's Risk/Return Spectrum

 [graphic - A spectrum illustrates the potential risk/return of the following categories, both the categories and the funds within them being listed in an aggregate order of lower to higher potential risk/return, respectively: Money
  Market, which includes the Firstar Money Market; Bond, which includes Short Duration High-Yield Municipal, U.S. Government Securities, Wisconsin Tax Free and High-Yield Municipal Bond; and Equity or Stock, which includes Large Cap
      Value, Value Plus, Mid Cap Value, Value and Small Cap Contrarian.]


In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency. For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus. Read it carefully before you invest.

                        The Heartland Family of Funds

                              Large Cap Value Fund

                               Mid Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                           Small Cap Contrarian Fund
                            (closed to new accounts)

                                   Value Fund
                            (closed to new accounts)

                           Short Duration High-Yield
                                 Municipal Fund

                         High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund

                                 1.800.432.7856

                             [Logo] Heartland Funds
                            ------------------------
                            AMERICA'S VALUE INVESTOR

                  790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Wisconsin Tax Free Fund income may be subject to alternative minimum tax and Municipal Fund income may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.

                             [Logo] Heartland Funds
                            ------------------------
                            AMERICA'S VALUE INVESTOR

                                  Value Report

                                 June 30, 1998

                            Notes on value investing

                         for investors in the Heartland

                            Wisconsin Tax Free Fund

                               Semi-Annual Report
                                to Shareholders


                              Heartland Wisconsin
                                 Tax Free Fund

VALUE REPORT

[PHOTO OF
PAT RETZER]


Dear Fellow Investor

In the second quarter of 1998, we enjoyed the "best of all possible worlds" for bonds. Inflation remained low as key commodity prices declined and the U.S. began importing disinflation in the form of low cost goods from Asia. Despite high employment and building wage pressure in the U.S., we believe the super strong dollar and the continuing economic crisis in Asia has tied the Federal Reserve's hands, making a Federal Funds rate hike highly unlikely in the foreseeable future. We are seeing some hard evidence that our economy is beginning to slow, further easing inflationary concerns. Finally, with Asian stock and bond markets in disarray and U.S. stocks looking increasingly vulnerable, the bond market is benefiting from U.S. and foreign investors' "flight to quality". Put it all together, and we think the "big picture" for bonds couldn't be much brighter.

Wisconsin municipal bonds have not performed quite as well as U.S. Treasury securities--always the first and generally the greatest beneficiary of big bond market rallies. However, the benefits of double tax-free investing have never been so clear. According to the American Tax Foundation, Tax Freedom Day in Wisconsin--the day Wisconsin citizens begin working for themselves rather than the federal, state and local governments--fell on May 17*, the latest it has occurred in history. This year, only Washington D.C. and Connecticut had later Tax Freedom Days. Despite budget surpluses, no one in Washington or Madison appears to be pounding the legislative table for tax relief.

In closing, we like the prospects for bonds in general and Wisconsin double tax-free bonds in particular. Remember, you may be able to celebrate an earlier personal Tax Freedom Day by shielding your investment income from federal and state taxes.

         Sincerely,



         Patrick J. Retzer, CPA
         Portfolio Co-Manager

**Based on Tax Foundation economists' projection of a 35.4% effective tax rate
  (including federal, Wisconsin and local taxes) for 1998.

                                                                    VALUE REPORT

The Value of Double Tax-Free Income

As you can see below, the Heartland Wisconsin Tax Free Fund is designed to produce income you can keep. And the higher your federal income tax bracket, the more benefit you realize from double tax-free investing.

THE VALUE OF DOUBLE TAX-FREE INCOME


Federal Rate                          28.0%     31.0%     36.0%     39.6%
Maximum Effective Federal Rate/1/     29.4      32.6      37.8      41.6
Wisconsin Tax Rate                     6.9       6.9       6.9       6.9
Maximum Effective Combined Rate/2/    34.3      37.2      42.1      45.6
JUNE SEC TAX-FREE YIELD/3/                 EQUIVALENT TAXABLE YIELDS
           4.6%                        7.0%      7.3%      7.9%      8.5%


Past performance is no guarantee of future results.

/1/Based on federal rates adjusted for the maximum phase-out of itemized deductions and personal exemptions.
/2/Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.
/3/Yields are for the 30 days ended June 30, 1998.

VALUE REPORT

                       Heartland Wisconsin Tax Free Fund

Green Bay's Winning Tradition

Although upset by the Denver Broncos in this year's Super Bowl, the Green Bay Packers have extended their winning tradition. We think the Housing Authority of the City of Green Bay, Wisconsin bonds, with a 6.15% coupon due 12/1/30, might also be winners for the Fund's shareholders.*

Proceeds from these bonds provided financing for Moraine Ridge Limited Partnership, a 101 unit multifamily housing project for elderly persons. Built in 1990, Moraine Ridge has a 90% occupancy rate and a full time property manager and rental agent. The bonds are insured by the Federal Housing Authority (FHA) and as such, are rated AAA by Standard & Poor's.

America is aging. There are now approximately 34 million Americans 65 years and older, constituting about 13% of the total population. This number is projected to grow to 69 million senior citizens, representing 20% of the total population by the year 2030. Currently, there are 3.7 million Americans age 85 or over. This group is expected to increase to 8.5 million over the same period. We think there is a compelling demographic case for investing in the bonds of entities serving older Americans. This is just one example of the "Aging of America" securities in our portfolio.

*On June 30, 1998, the Fund's City of Green Bay Housing Authority bonds (Moraine Ridge)--6.15% due 12/1/30--were valued at $2,662,500 representing 1.94% of the Fund's net assets.

[Photo of Pat Retzer]
Patrick J. Retzer, CPA
Portfolio Co-Manager

[Photo of Tom Conlin]
Thomas J. Conlin, CFA
Portfolio Co-Manager

"We think there is a compelling demographic case for investing in the bonds of entities serving older Americans."

                                                                    VALUE REPORT

Portfolio Profile

OBJECTIVE

The Heartland Wisconsin Tax Free Fund seeks a high level of current income that is exempt from Wisconsin and federal personal income taxes.


AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since inception
                             YTD/1/   1-year   3-year   5-year   (4/3/92)
  Heartland Wisconsin
  Tax Free Fund                2.8%     7.4%     7.4%     5.7%       6.5%
  Lehman 20-Year
  Municipal Bond Index         3.0     10.2      9.0      7.1        8.5

/1/  Not annualized.

The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years. Total returns include reinvestment of dividends and capital gain distributions.


GENERAL INFORMATION

Sales commission...............    None
Share price....................  $10.47
Weighted average maturity......     8.1 yrs.
Weighted average duration......     5.4 yrs.
Net assets.....................  $136.9 mil.
Number of holdings.............     218


TOP 5 HOLDINGS                                 COUPON   MATURITY   % OF NET ASSETS
Milwaukee Redevelopment Auth. - WI Ave. ....... 5.5%   09/01/2012       8.4%
Wisconsin Center - Rev. Bnds. - Pub. Imp....... 5.7    12/15/2020       7.4
SE WI Professional Baseball Park Dist. ........ 5.8    12/15/2021       2.9
Guam Power Authority - Series A ............... 6.3    10/01/2012       2.6
Milwaukee Redevelopment Auth. - Multifamily ... 6.3    08/01/2038       2.5

PORTFOLIO COMPOSITION



     [graphic - A pie chart displays categories of the Heartland Wisconsin Tax Free Fund's Portfolio as of 6/30/98: Housing at 46.3%; Education at 15.8%; Industrial dev. at 13.6%; Public facilities at 12.6%; Other at 11.7%. Other is further broken down as follows: Utilities at 3.8%; G.O. at 3.3%; Cash & equiv. at 1.3%; Transportation at 0.9%; Health care at 0.7%; Other at 1.7%]


All statistics are as of June 30, 1998.

                       Heartland's Risk/Return Spectrum

[graphic - A spectrum illustrates the potential risk/return of the following categories, both the categories and the funds within them being listed in an aggregate order of lower to higher potential risk/return, respectively: Money Market, which includes the Firstar Money Market; Bond, which includes Short Duration High-Yield Municipal, U.S. Government Securities, Wisconsin Tax Free and High-Yield Municipal Bond; and Equity or Stock, which includes Large Cap Value, Value Plus, Mid Cap Value, Value and Small Cap Contrarian.]

In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency. For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus. Read it carefully before you invest.

                       HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS . June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------
    PAR
  AMOUNT    MUNICIPAL BONDS - 98.7%                                   COUPON   MATURITY       VALUE
-----------------------------------------------------------------------------------------------------
            WISCONSIN - 88.1%
$   20,000  Amery, WI Housing Authority - Revenue Bonds...........    7.375%  05/01/2005  $    21,100
   300,000  Appleton, WI Housing Authority - Industrial Park......    6.500   10/01/2016      303,375
 1,390,000  Appleton, WI Housing Authority - Industrial Park......    6.750   10/01/2026    1,405,637
   125,000  Barron, WI Housing Authority - Maplecroft Project.....    0.000   10/01/2004       90,469
   130,000  Barron, WI Housing Authority - Maplecroft Project.....    0.000   10/01/2008       74,100
    35,000  Barron, WI Housing Authority - Maplecroft Project.....    0.000   10/01/2005       23,975
   520,000  Barron, WI Housing Authority - Maplecroft Project.....    5.375   10/01/2011      522,600
   130,000  Barron, WI Housing Authority - Maplecroft Project.....    0.000   10/01/2006       83,688
    85,000  Barron, WI Housing Authority - Maplecroft Project.....    0.000   10/01/2007       51,638
   900,000  Bristol, WI Community Development Authority...........    6.125   03/01/2012      949,500
 3,085,000  Brown County, WI Housing Authority - R.P. Terrace.....    6.500   06/01/2019    3,231,537
   200,000  Brown County, WI Housing Auth. - Univ. Village Housing    5.400   04/01/2017      203,250
    75,000  Dane County, WI Housing Authority - Forest Harbor Apts    5.950   07/01/2013       78,094
    25,000  Dane County, WI Housing Authority - Forest Harbor Apts    6.000   07/01/2014       26,063
   435,000  Deforest, WI Redev. Auth. - Lease Revenue Bonds.......    6.250   02/01/2018      460,012
   265,000  Deforest, WI Redev. Auth. - Lease Revenue Bonds.......    6.200   02/01/2014      284,212
   685,000  Eau Claire, WI Housing Auth. - London Hill............    6.250   05/01/2015      703,837
   550,000  Elkhart Lake, WI Community Development Authority......    6.000   04/01/2015      574,062
   195,000  Evansville, WI Housing Authority - Baker Block Project    5.750   12/01/2016      195,306
   250,000  Franklin, WI Community Development Authority..........    6.150   04/01/2012      262,812
   890,000  Franklin, WI Community Development Authority..........    6.100   04/01/2010      933,388
 1,000,000  Franklin, WI Community Development Authority..........    6.050   04/01/2008    1,056,250
   250,000  Franklin, WI Community Development Authority..........    5.850   04/01/2006      263,437
    10,000  Franklin, WI Community Development Authority..........    5.400   04/01/2003       10,000
   380,000  Franklin, WI Community Development Authority..........    5.250   04/01/2002      382,850
 1,000,000  Glendale, WI Community Development Authority..........    5.400   09/01/2018      995,000
 2,940,000  Green Bay, WI Housing Authority - Pheasant Run Project    6.500   09/01/2019    3,061,275
 2,500,000  Green Bay, WI Housing Authority - Moraine Ridge (a)...    6.150   12/01/2030    2,662,500
   200,000  Hartford, WI Community Development Authority..........    5.800   12/01/2005      215,000
   100,000  Hartford, WI Community Development Authority..........    5.450   12/01/2002      105,250
   210,000  Hartford, WI Community Development Authority..........    6.000   12/01/2007      225,225
   225,000  Hartford, WI Community Development Authority..........    6.100   12/01/2008      242,437
    10,000  Hudson, WI Christian Community Home...................    8.000   07/01/2005       10,200
    75,000  Hudson, WI Christian Community Home...................    6.800   05/01/2009       76,406
    65,000  Hudson, WI Christian Community Home...................    6.900   05/01/2010       66,300
   250,000  Hudson, WI Christian Community Home...................    7.000   05/01/2023      254,375
    55,000  Hudson, WI Christian Community Home...................    6.700   05/01/2008       56,031
   250,000  Hudson, WI Wintergreen Apartments.....................    6.000   07/01/2020      250,000
   390,000  Jackson, WI Community Development Authority...........    7.000   12/01/2013      429,975
   500,000  Jackson, WI Community Development Authority...........    7.000   12/01/2017      546,250
   515,000  Jackson, WI Community Development Authority...........    7.000   12/01/2016      565,856
   430,000  Jackson, WI Community Development Authority...........    7.000   12/01/2014      469,775
   345,000  Jackson, WI Community Development Authority...........    7.000   12/01/2015      376,912
   350,000  Jackson, WI Community Development Authority...........    7.000   12/01/2012      382,375
   285,000  Jackson, WI Community Development Authority...........    6.900   12/01/2010      315,637
   180,000  Jackson, WI Community Development Authority...........    6.700   12/01/2008      199,800
   105,000  Jackson, WI Community Development Authority...........    6.600   12/01/2007      116,419
   160,000  Jackson, WI Community Development Authority...........    6.500   12/01/2006      177,200
   260,000  Jackson, WI Community Development Authority...........    6.800   12/01/2009      288,275
 1,760,000  La Crosse, WI Housing Authority - Forest Park Project.    6.375   12/01/2018    1,819,400
 1,100,000  La Crosse, WI Housing Authority - Ping Manor Project..    6.375   04/01/2012    1,149,500
   720,000  La Crosse, WI Housing Authority - Ping Manor Project..    6.000   04/01/2005      741,600
   350,000  La Crosse, WI Housing Authority - Washburn............    6.500   10/01/2026      363,562
 1,000,000  La Crosse, WI Housing Authority - Meadow Wood Project.    6.250   01/01/2028    1,007,500
   100,000  Little Chute, WI  Community Development Authority.....    5.625   03/01/2019      104,500
   305,000  Madison, WI CDA - Dempsey Manor Project...............    6.400   10/01/2018      316,437
   160,000  Madison, WI CDA - Dempsey Manor Project...............    6.665   10/01/2025      164,600
 1,435,000  Madison, WI CDA - Edgewood College....................    6.250   04/01/2014    1,519,306
    95,000  Madison, WI CDA - Greentree Project - Series A........    7.300   09/01/2032       97,256
 1,000,000  Madison, WI CDA - Meriter Retirement Project..........    6.125   12/01/2019    1,083,750

                       HEARTLAND WISCONSIN TAX FREE FUND
          SCHEDULE OF INVESTMENTS (CONT'D) - June 30, 1998 (Unaudited)

-----------------------------------------------------------------------------------------------------------------
        PAR
       AMOUNT     MUNICIPAL BONDS - 98.7% [cont'd]                             COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 88.1% [cont'd]
$       45,000    Madison, WI CDA - Monticello Apartments Project...........   7.125%  04/01/2009  $    46,649
       195,000    Madison, WI CDA - Second Mortgage - Revenue Bonds.........   5.875   07/01/2016      208,894
       100,000    Marinette, WI Housing Authority - Multifamily - Series A..   6.750   02/01/2024      104,500
       165,000    Markesan, WI CDA - Elderly Housing Revenue Bonds..........   6.750   10/01/2009      172,838
       190,000    Markesan, WI CDA - Elderly Housing Revenue Bonds..........   6.900   10/01/2011      199,737
       635,000    Mayville, WI Community Development Authority..............   5.600   04/01/2018      638,175
       100,000    Menomonee Falls, WI CDA - Village Square Project..........   5.200   09/01/2009       97,875
       950,000    Menomonee Falls, WI CDA - Village Square Project..........   5.350   09/01/2016      920,312
       215,000    Milwaukee, WI Housing Authority - Blatz Apartments........   7.500   12/01/2028      223,869
     3,000,000    Milwaukee, WI Redevelopment Auth. - Campus Town...........   5.700   11/01/2018    3,120,000
        55,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.300   12/01/2007       56,994
        65,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.350   12/01/2008       67,275
        55,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.400   12/01/2010       56,375
       225,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.500   12/01/2013      230,625
     1,955,000    Milwaukee, WI Redevelopment Auth. - MSOE - Series A.......   6.000   10/01/2017    2,006,319
     1,385,000    Milwaukee, WI Redevelopment Auth. - MSOE - Series B.......   6.000   10/01/2017    1,417,894
     3,250,000    Milwaukee, WI Redevelopment Auth. - Multifamily...........   6.300   08/01/2038    3,420,625
        10,000    Milwaukee, WI Redevelopment Auth. - School Improve........   0.000   03/01/2004        7,088
     1,755,000    Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr.....   5.600   09/01/2009    1,851,525
    11,000,000    Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr. (a)   5.500   09/01/2012   11,453,750
       650,000    New Berlin, WI Housing Authority - Apple Glen.............   6.700   11/01/2020      693,062
     1,210,000    New Berlin, WI Housing Authority - Apple Glen.............   6.700   11/01/2017    1,290,162
        65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2007       39,163
        70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2010       35,613
        65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2009       33,881
        70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2009       37,450
        70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2005       49,000
        70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2007       43,400
        65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2004       46,800
        65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2006       41,681
        65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2003       49,481
        65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2005       44,281
        70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2006       46,113
       165,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.800   11/01/2012      170,981
       190,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.900   11/01/2014      202,350
       135,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.900   05/01/2014      139,894
       165,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.850   11/01/2013      177,994
       160,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.850   05/01/2013      165,800
       105,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.500   05/01/2009      107,888
       155,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.700   11/01/2011      160,231
       150,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.700   05/01/2011      155,063
       125,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.600   05/01/2010      133,906
       125,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.400   11/01/2008      128,438
       125,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.400   05/01/2008      128,438
     1,015,000    New Berlin, WI Housing Authority - Pinewood Creek.........   7.125   05/01/2024    1,083,512
        80,000    Oak Creek, WI Housing Authority - Country Oaks II.........   6.000   08/01/2010       82,600
     2,980,000    Oak Creek, WI Housing Authority - Country Oaks II.........   6.300   08/01/2028    3,196,050
     1,440,000    Oak Creek, WI Housing Authority - Country Oaks II.........   6.200   08/01/2017    1,486,800
        10,000    Oak Creek, WI Housing Authority - Multifamily.............   7.750   03/01/2031       10,350
       125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2013       54,688
     2,130,000    Oak Creek, WI Housing Authority - Wood Creek..............   5.625   07/20/2029    2,167,275
     1,000,000    Oak Creek, WI Housing Authority - Wood Creek..............   5.500   07/20/2019    1,016,250
        60,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2014       24,675
       125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   07/20/2013       52,813
        65,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2012       30,144
       125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   07/20/2011       60,000
       125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2011       61,719
        35,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2010       18,375
        50,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   07/20/2007       30,563
       100,000    Oak Creek, WI Housing Authority - Wood Creek..............  27.750   07/20/1998      100,884

6

                       HEARTLAND WISCONSIN TAX FREE FUND
          SCHEDULE OF INVESTMENTS (CONT'D) - June 30, 1998 (Unaudited)

-----------------------------------------------------------------------------------------------------------------
        PAR
      AMOUNT     MUNICIPAL BONDS - 98.7% [cont'd]                            COUPON   MATURITY      VALUE
-----------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 88.1% [cont'd]
$   3,000,000    Oconto Falls, WI Community Development Authority.........   7.750%  12/01/2022  $ 3,183,750
      335,000    Omro, WI CDA - Revenue Bonds.............................   5.875   12/01/2011      357,612
       50,000    Omro, WI CDA - Revenue Bonds.............................   5.750   12/01/2006       54,000
      200,000    Outagamie, WI Housing Authority - First Mortgage.........   5.000   11/15/2003      200,250
       10,000    Racine, WI Elderly Housing Authority - Lincoln Lutheran..   7.150   10/01/2005       10,000
        5,000    Racine, WI Elderly Housing Authority - Lincoln Lutheran..   7.100   10/01/2004        5,000
      200,000    River Falls, WI Housing Authority - Lutheran Home Project   5.750   04/01/2028      200,500
      170,000    Schofield, WI CDA - Lease Revenue........................   6.000   10/01/2012      179,563
      500,000    Schofield, WI CDA - Lease Revenue........................   6.200   10/01/2017      526,250
      970,000    SE WI Professional Baseball Park District................   0.000   12/15/2015      401,337
    1,000,000    SE WI Professional Baseball Park District................   0.000   12/15/2017      371,250
    3,700,000    SE WI Professional Baseball Park District................   5.750   12/15/2021    3,898,875
    1,315,000    SE WI Professional Baseball Park District................   5.700   12/15/2017    1,390,612
      315,000    Sheboygan, WI Housing Authority - Multifamily Housing....   6.900   02/01/2024      326,812
      125,000    Sheboygan, WI Housing Authority - Rocky Knoll Project....   5.300   12/01/2016      125,625
      175,000    Sheboygan, WI Housing Authority - Rocky Knoll Project....   5.250   12/01/2013      173,469
       35,000    Slinger, WI Redevelopment Auth. Lease Revenue............   5.800   09/01/2007       36,094
       95,000    Slinger, WI Redevelopment Auth. Lease Revenue............   5.850   09/01/2008       97,850
      540,000    Slinger, WI Redevelopment Auth. Lease Revenue............   6.250   09/01/2017      558,225
      250,000    Sparta, WI Housing Authority - Morrow Memorial Home......   5.750   06/01/2022      250,312
      560,000    Stevens Point, WI CDA - Mrtge. Refunding - Edgewater.....   6.625   09/01/2009      593,600
      100,000    Stevens Point, WI CDA - Mrtge. Refunding - Edgewater.....   6.500   09/01/2006      106,750
      435,000    Sturtevant, WI CDA - Redevelopment Lease.................   5.700   12/01/2009      453,487
      375,000    Sturtevant, WI CDA - Redevelopment Lease.................   5.800   12/01/2010      391,875
      200,000    Sturtevant, WI CDA - Redevelopment Lease.................   5.900   12/01/2011      209,250
    1,000,000    Sturtevant, WI CDA - Redevelopment Lease.................   6.000   12/01/2015    1,053,750
      200,000    Sturtevant, WI CDA - Redevelopment Lease.................   6.500   12/01/2015      216,750
    1,190,000    St. Croix Falls, WI CDA Lease Revenue....................   6.400   12/01/2014    1,252,475
      115,000    St. Croix Falls, WI CDA Lease Revenue....................   6.000   12/01/2007      121,181
      105,000    St. Croix Falls, WI CDA Lease Revenue....................   5.900   12/01/2006      110,250
      310,000    Superior, WI  Housing Authority - St. Francis Project....   6.000   01/20/2022      323,175
      195,000    Sussex, WI  CDA - Revenue Bond...........................   5.700   04/01/2007      203,775
    1,900,000    Sussex, WI  CDA - Revenue Bond...........................   6.100   04/01/2015    1,999,750
      270,000    Two Rivers, WI CDA - Arch Forest Project.................   6.350   12/15/2012      277,425
      500,000    Waukesha, WI HA - Multifamily - Brookfield Woods.........   6.750   12/01/2034      513,125
        5,000    Waukesha, WI HA - Multifamily - Summit Woods.............   7.375   12/01/2024        5,000
      405,000    Waukesha, WI HA - Multifamily - The Court Apartments.....   5.800   04/01/2025      415,631
    1,000,000    Waukesha, WI HA - Multifamily - The Court Apartments.....   6.000   04/01/2036    1,012,500
    2,800,000    Waukesha, WI HA - The Arboretum Project..................   5.250   12/01/2021    2,803,500
    1,500,000    Waukesha, WI HA - Multifamily - Oak Hill Terrace Project.   5.450   06/01/2027    1,513,125
    1,000,000    Waukesha, WI HA - Westgrove Woods - A....................   6.000   12/01/2031    1,052,500
      715,000    Waukesha, WI HA - Westgrove Woods - C....................   6.750   02/01/2027      738,237
       95,000    Waupaca, WI CDA - Series A...............................   6.100   10/01/2008       98,800
      100,000    Waupaca, WI CDA - Series A...............................   6.200   10/01/2010      103,750
      110,000    Waupaca, WI CDA - Series A...............................   6.200   10/01/2011      113,988
      120,000    Waupaca, WI CDA - Series A...............................   6.200   10/01/2012      124,200
      100,000    Waupaca, WI CDA - Series A...............................   6.100   10/01/2009      103,625
      105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2010       52,894
      105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2009       56,438
      100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2009       52,125
    1,060,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   6.700   11/01/2019    1,106,375
      100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2010       49,000
    1,200,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   6.700   11/01/2015    1,255,500
      105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2008       60,506
      615,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   6.700   11/01/2022      641,906
      100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2008       55,875
      100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2006       64,000
      100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2007       60,250
      105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2004       77,438
       75,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2003       58,594
      100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2003       76,125

                       HEARTLAND WISCONSIN TAX FREE FUND
        SCHEDULE OF INVESTMENTS (CONT'D) - June 30, 1998 (Unaudited)

----------------------------------------------------------------------------------------------------------------
       PAR
     AMOUNT       MUNICIPAL BONDS 98.7% [cont'd]                         COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 88.1% [cont'd]
$     70,000      Wauwatosa, WI HA - Hawthorne Terrace Project.........     0.000%    05/01/2005    $     48,738
     100,000      Wauwatosa, WI HA - Hawthorne Terrace Project.........     0.000     11/01/2004          71,875
     105,000      Wauwatosa, WI HA - Hawthorne Terrace Project.........     0.000     05/01/2007          64,969
     100,000      Wauwatosa, WI HA - Hawthorne Terrace Project.........     0.000     11/01/2005          67,750
     105,000      Wauwatosa, WI HA - Hawthorne Terrace Project.........     0.000     05/01/2006          69,038
   2,720,000      West Allis, WI CDA - Poblocki Investments Project....     6.100     05/01/2007       2,879,800
     150,000      Whitewater, WI Multifamily Housing - Revenue Bonds...     5.375     11/15/2005         154,688
     100,000      Winnebago County, WI HA - 1st Mortgage Revenue Bonds.     5.625     05/01/2005         102,500
     115,000      Winnebago County, WI HA - 1st Mortgage Revenue Bonds.     5.625     05/01/2007         113,275
     120,000      Winnebago County, WI HA - 1st Mortgage Revenue Bonds.     5.625     05/01/2008         117,150
     125,000      Winnebago County, WI HA - 1st Mortgage Revenue Bonds.     5.625     05/01/2009         120,938
     135,000      Winnebago County, WI HA - 1st Mortgage Revenue Bonds.     5.625     05/01/2010         135,338
     105,000      Winnebago County, WI HA - 1st Mortgage Revenue Bonds.     5.625     05/01/2006         104,213
      10,000      Winnebago County, WI Housing Authority - Series A....     6.200     03/01/2001          10,350
      15,000      Winnebago County, WI Housing Authority - Series A....     6.300     03/01/2002          15,675
      10,000      Winnebago County, WI Housing Authority - Series A....     6.000     03/01/1999          10,092
      10,000      Winnebago County, WI Housing Authority - Series A....     6.100     03/01/2000          10,225
     380,000      Winnebago County, WI Housing Authority - Series A....     7.125     03/01/2022         394,250
     195,000      Winnebago County, WI Housing Authority - Series A....     6.875     03/01/2012         201,825
   9,650,000      Wisconsin Center - Revenue Bond - Public Improvements     5.700     12/15/2020      10,084,250
   2,500,000      Wisconsin Center - Revenue Bond - Public Improvements     0.000     12/15/2026         546,875
      90,000      WHEDA Home Ownership.................................     0.000     12/01/2007          36,225
      60,000      Wittenberg, WI HA - Multifamily - Forest Park........     7.200     06/20/2030          60,817
     200,000      Wrightstown, WI  Community Development Authority.....     5.950     06/01/2014         208,250
     600,000      Wrightstown, WI  Community Development Authority.....     6.000     06/01/2019         623,250
                                                                                                    -------------
                                                                                                     120,724,405
                                                                                                    -------------

                  GUAM  7.3%
   3,400,000      Guam Power Authority - Series A......................     6.300     10/01/2012       3,608,250
     250,000      Guam Power Authority - Series A......................     5.250     10/01/2013         250,312
   1,000,000      Guam Power Authority - Series A......................     6.400     10/01/2005       1,081,250
   1,000,000      Guam Power Authority - Series A......................     5.250     10/01/2023         988,750
   1,000,000      Guam Government G.O. - Series A......................     5.375     11/15/2013       1,008,750
   3,000,000      Guam Government G.O. - Series A......................     5.400     11/15/2018       3,018,750
                                                                                                    -------------
                                                                                                       9,956,062
                                                                                                    -------------

                  PUERTO RICO  1.6%
     420,000      Puerto Rico Commonwealth - Public Improvement........     5.500     07/01/2013         429,975
   1,205,000      Puerto Rico Commonwealth Hwy./Transportation.........     5.500     07/01/2017       1,227,594
     990,000      Puerto Rico Electric Power Authority - Series O......     0.000     07/01/2017         372,487
     135,000      Puerto Rico Housing Finance Corporation - Multifamily     7.500     10/01/2015         141,244
                                                                                                    -------------
                                                                                                       2,171,300
                                                                                                    -------------

                  VIRGIN ISLANDS  1.7%
   1,250,000      Virgin Islands Public Finance Authority..............     5.875     10/01/2018       1,287,500
   1,000,000      Virgin Islands Public Finance Authority..............     6.000     10/01/2022       1,032,500
                                                                                                    -------------
                                                                                                       2,320,000
                                                                                                    -------------

                  TOTAL INVESTMENTS (Cost $129,417,009)................    98.7%                    $135,171,767
                  Cash and receivables, less liabilities...............     1.3                        1,770,775
                                                                          -------                   -------------
                  TOTAL NET ASSETS.....................................   100.0%                    $136,942,542
                                                                          =======                   =============

                  (a) All or a portion of security committed to cover margin requirements for futures contracts.

                  The accompanying Notes to Financial Statements are an integral part of this Schedule.
8

                       HEARTLAND WISCONSIN TAX FREE FUND
        STATEMENT OF ASSETS AND LIABILITIES - June 30, 1998 (Unaudited)

---------------------------------------------------------------------------------
ASSETS:
     Investments in securities, at cost............................  $129,417,009
                                                                     ============

     Investments in securities, at value...........................  $135,171,767
     Cash..........................................................       430,385
     Receivable from fund shares sold..............................        85,134
     Accrued interest..............................................     1,614,899
     Prepaid expenses..............................................         4,161
                                                                     ------------
          Total Assets.............................................   137,306,346
                                                                     ------------

LIABILITIES:
     Payable for fund shares redeemed..............................       193,633
     Payable to Advisor for management fee.........................        77,544
     Variation margin on open futures contracts....................        28,519
     Accrued expenses..............................................        64,108
                                                                     ------------
          Total Liabilities........................................       363,804
                                                                     ------------
TOTAL NET ASSETS...................................................  $136,942,542
                                                                     ============

NET ASSETS CONSIST OF:
     Paid in capital...............................................  $132,068,699
     Accumulated undistributed net realized losses on investments..      (833,415)
     Net unrealized appreciation on investments....................     5,707,258
                                                                     ------------
TOTAL NET ASSETS...................................................  $136,942,542
                                                                     ============
SHARES OUTSTANDING, $.001 par value (100,000,000 shares
 authorized].......................................................    13,073,973
                                                                     ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....  $      10.47
                                                                     ============

                            STATEMENT OF OPERATIONS
        For the period from January 1, 1998 to June 30, 1998 (Unaudited)

---------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest......................................................  $  3,841,791
                                                                     ------------
          Total investment income..................................     3,841,791
                                                                     ------------

EXPENSES:
     Management fees...............................................       431,618
     Transfer agent fees...........................................        40,131
     Custodian fees................................................        13,642
     Printing and communications...................................        12,934
     Postage.......................................................         8,794
     Audit fees....................................................         6,942
     Directors' fees...............................................         3,483
     Legal fees....................................................         2,151
     Registration fees.............................................         1,500
     Other operating expenses......................................        23,358
                                                                     ------------
          Total expenses...........................................       544,553
          Less: Fees paid indirectly...............................           ---
                                                                     ------------
          Net expenses.............................................       544,553
                                                                     ------------
     NET INVESTMENT INCOME.........................................     3,297,238
                                                                     ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains (losses) on:
          Securities...............................................       488,796
          Futures contracts........................................        (4,598)
     Net increase (decrease) in unrealized appreciation on:
          Securities...............................................        77,054
          Futures contracts........................................      (104,288)
                                                                     ------------
     TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS............       456,964
                                                                     ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........  $  3,754,202
                                                                     ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                      HEARTLAND WISCONSIN TAX FREE FUND
                                     STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                           Jan. 1, 1998 to       Year ended
                                                                            June 30, 1998         Dec. 31,
                                                                             (Unaudited)            1997
                                                                           ----------------------------------
OPERATIONS:
  Net investment income..............................................      $     3,297,238       $  6,371,342
  Net realized gains (losses) on investments.........................              484,198           (782,935)
  Net increase (decrease) in unrealized appreciation on investments..              (27,234)         4,203,774
                                                                           ---------------       ------------
    Net increase in net assets resulting from operations.............            3,754,202          9,792,181
                                                                           ---------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................................           (3,297,238)        (6,371,342)
                                                                           ---------------       ------------
    Total distributions to shareholders..............................           (3,297,238)        (6,371,342)
                                                                           ---------------       ------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued........................................           13,147,664         18,773,769
  Reinvested dividends from net investment income....................            2,376,894          4,507,242
  Cost of shares redeemed............................................          (10,387,022)       (19,898,571)
                                                                           ---------------       ------------
    Net increase in net assets derived from Fund share activities....            5,137,536          3,382,440
                                                                           ---------------       ------------
TOTAL INCREASE IN NET ASSETS.........................................            5,594,500          6,803,279
NET ASSETS AT THE BEGINNING OF THE PERIOD............................          131,348,042        124,544,763
                                                                           ---------------       ------------
NET ASSETS AT THE END OF THE PERIOD..................................      $   136,942,542       $131,348,042
                                                                           ===============       ============
UNDISTRIBUTED NET INVESTMENT INCOME..................................      $            --       $         --
                                                                           ===============       ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS
                                                                            Wisconsin Tax Free Fund
                                              -----------------------------------------------------------------------------------
                                              For the six months
                                              ended June 30, 1998                 For the year ended December 31,
                                                  (Unaudited)         1997            1996            1995        1994       1993
                                              -----------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period.......       $  10.44        $  10.16        $  10.30        $   9.21    $  10.38    $  9.85
Income (loss) from investment operations:
  Net investment income....................           0.26            0.52            0.51            0.51        0.51       0.49
 Net realized and unrealized gains
  (losses) on investments..................           0.03            0.28           (0.14)           1.09       (1.17)      0.55
                                                  --------        --------        --------        --------    --------    -------
      Total income (loss) from investment
       operations..........................           0.29            0.80            0.37            1.60       (0.66)      1.04
Less distributions from:
  Net investment income....................          (0.26)          (0.52)          (0.51)          (0.51)      (0.51)     (0.49)
  Net realized gains on investments........             --              --              --              --          --      (0.02)
                                                  --------        --------        --------        --------    --------    -------
      Total distributions..................          (0.26)          (0.52)          (0.51)          (0.51)      (0.51)     (0.51)
                                                  --------        --------        --------        --------    --------    -------
Net asset value, end of period.............       $  10.47        $  10.44        $  10.16        $  10.30    $   9.21    $ 10.38
                                                  ========        ========        ========        ========    ========    =======
Total Return/(1)/..........................            2.9%/(2)/       8.1%            3.8%           17.8%       (6.5)%     10.8%
Ratios and Supplemental Data
  Net assets, end of period (in thousands).       $136,943        $131,348        $124,545        $118,513    $101,749    $99,350
  Ratio of net expenses to average
   net assets..............................           0.81%/(3)/      0.81%/(4)/      0.80%/(4)/      0.84%       0.85%      0.84%
  Ratio of net investment income to
   average net assets......................           4.91%/(3)/      5.05%           5.12%           5.23%       5.28%      4.81%
  Portfolio turnover rate..................              8%              8%             14%             11%         22%         6%

(1) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.
(2)  Not annualized.
(3)  Annualized.
(4) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratio would have been 0.82% for 1997 and 0.81% for 1996. Disclosure of fees paid indirectly was not required prior to December 31, 1995.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                       HEARTLAND WISCONSIN TAX FREE FUND
           NOTES TO FINANCIAL STATEMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund (the "Fund"), which is a non-diversified Fund, is one of the nine series of funds issued by the Corporation at June 30, 1998.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

(a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

(b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

     At June 30, 1998, the Fund had Federal income tax capital loss carryforwards of $534,679 expiring in 2003 and $333,310 expiring in 2005. The Fund does not intend to make a distribution of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

     Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

(c) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes original issue discount on investments utilizing the effective interest method.

(d) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

(e) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities, or to manage exposure to changing interest rates. Upon entering into a futures contract, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

     The Fund had the following open short futures contracts at June 30, 1998:

                                       Number        Expiration     Unrealized
Type                                of Contracts        Date       Depreciation
----                                -------------    ----------    -------------
U.S. Treasury Bond Index                (100)        Sept. 1998       $(47,500)

     (f) The Fund has entered into a fee arrangement with its custodian bank and transfer agent which provides for a reduction in custody and transfer agent fees based upon net amounts of uninvested cash balances. This reduction of expenses, if any, is shown on the Statement of Operations as "Fees Paid Indirectly."

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)  Credit Facility

     Deutsche Bank AG has made available to seven of the nine series of funds issued by the Corporation, including the Wisconsin Tax Free Fund, a $70 million credit facility pursuant to a Credit Agreement dated March 31, 1998. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the NIBOR rate plus 0.5% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Fund's proportional daily average unutilized credit. During the period from March 31, 1998 through June 30, 1998 the Fund did not borrow against the facility. Commitment fees for the period from March 31, 1998 through June 30, 1998 were $917.

(4)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of .65% of the daily net asset value of the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Advisor is a member.

(5)  Investment Transactions

     During the period from January 1, 1998 through June 30, 1998, cost of purchases and proceeds from sales of securities, other than short-term obligations, were $12,042,297 and $10,488,445, respectively.

     At June 30, 1998, the gross unrealized appreciation and depreciation on securities for tax purposes were $5,807,567 and $52,809, respectively, netting to $5,754,758.

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the period from January 1, 1998 through June 30, 1998, Fund share transactions were as follows:

     Shares issued.................................................   1,257,933

     Reinvested dividends from net investment income...............     227,500

     Shares redeemed...............................................    (993,868)
                                                                     ----------
     Net increase in Fund shares...................................     491,565
                                                                     ==========

     For the year ended December 31, 1997, Fund share transactions were as follows:

     Shares issued.................................................   1,831,502

     Reinvested dividends from net investment income...............     439,922

     Shares redeemed...............................................  (1,946,717)
                                                                     ----------
     Net increase in Fund shares...................................     324,707)
                                                                     ==========

                         The Heartland Family of Funds

                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                           Small Cap Contrarian Fund
                           (closed to new accounts)

                                  Value Fund
                           (closed to new accounts)

                           Short Duration High-Yield
                                Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund

                                1.800.432.7856

                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR

                 790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Wisconsin Tax Free Fund income may be subject to alternative minimum tax and Municipal Fund income may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by the Heartland Wisconsin Tax Free Fund's prospectus. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.

                            [Logo] Heartland Funds
                           AMERICA'S VALUE INVESTOR


                                 Value Report

                                 June 30, 1998


                           Notes on value investing
                        for investors in the Heartland
                                Municipal Funds


                              Semi-Annual Report
                                to Shareholders


                           Heartland Short Duration
                           High-Yield Municipal Fund


                             Heartland High-Yield
                              Municipal Bond Fund

VALUE REPORT

Dear Fellow Investor

Bond investors were dealt four aces in the second quarter of 1998: low inflation; a restrained Federal Reserve; signs the domestic economy is finally weakening; and disarray in Asian financial markets causing a "flight to quality" in U.S. bonds. We're not gamblers, but we think the odds will continue to favor bonds in the quarters ahead.

With record new issuance, it's been a buyer's market in municipal bonds. In order to move all this new inventory, issuers dropped prices and yields rose. Due to shrinking supply and strong demand, U.S. Treasury securities prices have risen with yields declining. The result, we believe, is that municipal bonds are now priced quite attractively relative to Treasuries. Since 1994, insured municipal bond yields have been generally 84% to 86% of comparable maturity Treasury securities. As of June 30, insured municipal bond yields were approximately 91% of Treasuries--making municipal securities, in our view, an even more appealing after-tax bargain.

Our Favorite Holiday

Christmas brings good cheer and great commercial fanfare. New Year's is celebrated with confetti and champagne. Independence Day offers spectacular fireworks displays and Labor Day, glorious picnics. Tax Freedom Day--the day each year we're finished working for the government and can start working for ourselves--yields only a great sigh of relief. But, it's our favorite holiday, because it inspires people to think about tax-free investing.

This year, Tax Freedom Day for the average American fell on May 10*, the latest it has occurred in history. Knowing our friends in Washington, despite prospects for the first federal budget surplus in a generation, this grandest of all holidays is likely to come even later in the years ahead. We can't do anything about the taxes you pay on hard earned wages. We can help you reduce the taxes you pay on investment income. So, let's raise a toast to Tax Freedom Day and if you made a New Year's resolution to reduce your taxes, consider investing in one of Heartland's municipal funds.

The Aging of America

With the population of older Americans increasing dramatically, there is a powerful demographic argument for investing in the bonds of entities serving older Americans.

In both the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, nursing homes and retirement facilities are currently the number 1 and 2 portfolio sectors.

We will detail a couple of the Funds' "Aging of America" portfolio holdings in this value report.

Sincerely,

-- Thomas J. Conlin, CFA
-- Greg D. Winston, CFA
   Portfolio Co-Managers

*Based on Tax Foundation economists' projection of a 35.4% effective tax rate (including federal, state and local taxes) for the nation in 1998. Date will vary due to differences in state tax rates.

                                                                    VALUE REPORT
INVESTMENT PERFORMANCE

               Heartland Short Duration High-Yield Municipal Fund


                                                  Average annual total returns
   June             Equivalent taxable yield          as of June 30, 1998
SEC yield/1/         at a 39.6% federal rate      1-year        Since Inception
   5.1%                      8.4%                  6.2%              6.6%

                    Heartland High-Yield Municipal Bond Fund

                                                  Average annual total returns
   June             Equivalent taxable yield           as of June 30, 1998
SEC yield/1/         at a 39.6% federal rate      1-year        Since Inception
   6.2%                      10.2%                10.3%              10.3%


Past performance is no guarantee of future results.

/1/ Yields are for the 30 days ending 6/30/98. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses, total returns would have been lower, and the SEC and equivalent taxable yields would have been 5.0% and 8.3% for the Short Duration High-Yield Municipal Fund and 6.0% and 10.0% for the High-Yield Municipal Bond Fund. Income may be subject to state, local and alternative minimum tax.

These Funds invest primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

VALUE REPORT

                            Heartland Short Duration High-Yield Municipal Fund


My Old Bohemian Home

The Bohemian Home for the Aged and Tabor Hills Health Care Community are located on 35 acres in Naperville, Illinois, just west of metropolitan Chicago. The Bohemian Home (for senior citizens of Czech and Slovak origin) consists of 82 townhouses, of which 76 are occupied, 3 have purchase deposits and the other 3 are being used as models. An additional 22 townhouses are being constructed in 1998, with purchase deposits on nearly all of them. Nearby Chicago's large Bohemian population should continue to support demand for the home's independent living townhouses. Tabor Hills Health Care Community is a 211-bed Medicaid-certified, intermediate and skilled nursing facility in operation since April 1995. The facilities are managed by an administrator with over 20 years experience in the health care industry.

As of June 30, the Fund owned $1.5 million par value of Illinois Health Facilities Authority 5.25% bonds with a nominal maturity of 11/15/28 and an optional put on 11/15/03. The bonds are secured by revenues derived from the operation of the Bohemian Home and Tabor Hills Health Care facilities, a mortgage lien on the buildings and a debt service reserve fund mandated to be maintained at maximum annual debt service levels. Pro-forma, annual debt service coverage was 1.99 times in 1996 and 2.05 times in 1997. Of course, circumstances may change and we reserve the right to sell, but we believe these credits are as solid and enduring as "the old country" values.

On June 30, 1998, the Bohemian Home for the Aged and Tabor Hills Health Care Community bonds were valued at $1,500,000, representing 1.04% of the Fund's net assets.



                                   [Photo of
                               Thomas J. Conlin]

                             Thomas J. Conlin, CPA
                              Portfolio Co-Manager

                                   [Photo of
                                Greg D. Winston]

                              Greg D. Winston, CPA
                              Portfolio Co-Manager


"Nearby Chicago's large Bohemian population should continue to support demand for the [Bohemian] Home's independent living townhouses."

                                                                    VALUE REPORT


Heartland Short Duration High-Yield Municipal Fund


This Fund seeks a high level of federally tax-exempt current income with a low degree of share-price fluctuation. It invests chiefly in short and intermediate term municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less.

AVERAGE ANNUAL TOTAL RETURNS
                                                                     Since inception
                                               YTD        1-Year       (1/2/97)

Heartland Short Duration
High-Yield Municipal Fund                       2.3%      6.2%             6.6%

Lehman Brothers Municipal
1-3 Year Non-Investment Grade Index             2.7       6.4              6.6

*Not Annualized
Lehman Brothers Municipal 1-3 Year Non-Investment Grade Index is an unmanaged index and includes issues which have a maximum credit rating of Ba1, were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of 1 to 3 years, and have been issued after December 31, 1990.

FUND FACTS

Sales commission.......................   None           Weighted average duration..........      2.3 yrs.
Share price............................   $10.12         Net assets.........................   $144.1 mil.
Weighted average maturity..............   5.8 yrs.       Number of holdings.................            93



                                                                                                   % OF
TOP 5 HOLDINGS                                          COUPON        MATURITY      CALL        NET ASSETS
Allegheny County, PA Industrial Dev. Auth.............   6.8%         1/2005        --            4.5%
Union County, NJ Utilities Auth........................  7.2          6/2014       6/2002         4.3
Chicago, IL O'Hare International Airport...............  8.2          5/2018       5/1999         4.2
Independence, MO Tax Increment Rev.....................  8.75         4/2015       4/2004         3.8
Connecticut State Development Auth...................... 7.125        8/2014       8/2004         3.5

PORTFOLIO COMPOSITION

    [graphic - A pie chart displays categories of the Heartland Short Duration High-Yield Municipal Fund's portfolio as of 6/30/98: Retirement at 18.5%; Nursing at 16.8%; Resource recovery at 14.2%; IDR at 10.9%; Other at 39.6%. Other is further broken down as follows: Hospital at 8.5%; Multifamily at 7.3%; Airport at 4.2%; Single family at 2.2%; GO at 1.3%; Lease at 0.6%; Miscellaneous at 15.5%.]


All statistics are as of June 30, 1998.

VALUE REPORT
                                        Heartland High-Yield Municipal Bond Fund
Look Homeward Angel

In his famous novel "Look Homeward Angel", Asheville, North Carolina native son Thomas Wolfe said you can never go home again. If he were still around today, he might change his mind. We think the Avery's View Retirement Facilities, a 48-apartment assisted living center located just 7 miles south of Asheville, will offer a wonderful home for senior citizens in Buncombe County, North Carolina.

Upon completion, Avery's View Retirement Facilities will consist of 36 single occupant and 12 double occupant studio apartments, a large dining room, game room, assembly room and laundry. The issuer projects a 93% occupancy rate by September 30, 2000. The facility is part of The Hills of Avery's Creek, a 68-acre retirement community designed for 158 two and three bedroom cottages, of which 66 have been completed, sold and occupied, and a 56,000 square foot independent living apartment building with one, two, and three bedroom apartments.

As of June 30, 1998, the Fund owned $4 million of Town of Fletcher, North Carolina (Avery's View Retirement Facilities) 7% bonds with a nominal maturity of 3/1/2028 (the coupon automatically rises to 8% in 2005). These bonds are secured by all revenues derived by the facility, a debt service reserve fund equal to 10% of the face value of debt securities issued, and a first priority deed of trust on the facility. The pro-forma debt service coverage after subordinated management fees is projected to be 1.33 times in calendar 2000 and
1.37 times in calendar 2001. While the project is subject to risk, including construction risk, we believe these are solid credits that will help our shareholders grow old gracefully.

On June 30, 1998, the Avery's View Retirement Facilities and Town of Fletcher bonds were valued at $4,025,000, representing 7.61% of the Fund's net assets.

                                   [Photo of
                               Thomas J. Conlin]

                             Thomas J. Conlin, CFA
                              Portfolio Co-Manager

                                   [Photo of
                                Greg D. Winston]

                              Greg D. Winston, CFA
                              Portfolio Co-Manager

"We think the Avery's View Retirement Facilities, a 48-apartment assisted living center located just 7 miles south of Asheville, will offer a wonderful home for senior citizens in Buncombe County, North Carolina."

                                                                    VALUE REPORT

Heartland High-Yield Municipal Bond Fund

This Fund seeks to maximize after-tax total return by investing for a high level of current income that is federally tax-exempt. It invests chiefly in medium and lower quality municipal obligations. While the duration of its portfolio is unrestricted, the Fund expects to maintain an average duration of over five years.

AVERAGE ANNUAL TOTAL RETURNS
                                   YTD*            1-year   Since inception
                                                               (1/2/97)
Heartland High-Yield
Municipal Fund                     3.6%             10.3%     10.3%

Lehman Brothers Municipal
Non-Investment Grade Index         4.3              11.5      10.3

*Not Annualized

Lehman Brothers Municipal Non-Investment Grade Index is an unmanaged index and includes issues which have a maximum credit rating of Ba1, were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have maturity of at least one year, and have been issued after December 31, 1990.

FUND FACTS
Sales commission......................None     Weighted average duration........................7.2 yrs.
Share price.........................$10.45     Net assets.....................................$52.9 mil.
Weighted average maturity.........14.3 yrs     Number of holdings.....................................32
                                                                                          % OF
TOP 5 HOLDINGS                                   COUPON        MATURITY      CALL       NET ASSETS

Fletcher, NC First Mortgage Housing Rev.           7.0%         3/2028      3/2007         7.6%
Houston County, GA Development Auth.             7.375          4/2028      4/2003         5.7
St. Tammany, LA Public Trust Finance Auth.         5.7         11/2028     11/2008         5.0
Seminole County, FL Industrial Dev. Auth.         9.25          4/2012      4/1999         4.9
Yucaipa, CA Redevelopment Agency                   6.0          5/2030      5/2008         4.6

PORTFOLIO COMPOSITION


    [graphic - A pie chart displays categories of the Heartland High-Yield Municipal Bond Fund's portfolio as of 6/30/98: Nursing at 28.9%; Retirement at 21.2%; Multifamily at 15.7%; Resource recovery at 8.1%; Cash & equivalents at 2.9%; Other at 23.2%. Other is further broken down as follows: Lease at 4.7%; Water & sewer at 4.0%; Hospital at 3.2%; University at 1.9%; Miscellaneous at 9.4%.]

All statistics are as of June 30, 1998.

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (Unaudited)
-------------------------------------------------------------------------------

 PAR
AMOUNT       LONG-TERM INVESTMENTS--99.4%                                     COUPON     MATURITY       VALUE
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS  99.4%
             ALABAMA  1.8%
$  370,000   Valley, Alabama Special Care Facilities Finance Authority -
             Lanier Memorial Hospital.......................................  5.000%    11/01/2000    $   373,700

   325,000   Valley, Alabama Special Care Facilities Finance Authority -
             Lanier Memorial Hospital.......................................  4.650     11/01/2002        324,187

 1,730,000   West Jefferson, Alabama Amusement & Public Park
             Authority - Visionland Alabama
             (Callable 12/01/2006)..........................................  8.000     12/01/2026      1,859,750
                                                                                                      -----------
                                                                                                        2,557,637
             ARKANSAS  0.8%
 1,000,000   Arkansas Development Finance Authority
             Single Family Mortgage (Callable 10/01/2007) (a)...............  6.500     02/01/2011      1,091,250

             COLORADO  1.2%
 1,500,000   Mesa County, Colorado Industrial Development Revenue -
             Joy Technologies, Incorporated (Callable 03/15/2002)...........  8.500     09/15/2006      1,693,125

             CONNECTICUT  7.0%
 1,600,000   Connecticut State Development Authority -
             Alzheimers Resource Center.....................................  6.875     08/15/2004      1,712,000

 3,160,000   Connecticut Health & Education Facilities Authority -
             Griffin Hospital (Callable 07/01/2003).........................  6.000     07/01/2013      3,274,550

 4,625,000   Connecticut State Development Authority -
             Alzheimers Resource Center (Callable 08/15/2004)...............  7.125     08/15/2014      4,989,219
                                                                                                      -----------
                                                                                                        9,975,769
             FLORIDA  5.5%
 2,500,000   Gulf Environmental Services, Florida Water & Sewer Revenue
             (Callable 10/01/2008)..........................................  5.000     10/01/2023      2,390,625

 1,260,000   Lee County, Florida Industrial Development Authority -
             Cypress Cove at Healthpark, Florida, Inc. Project..............  5.625     10/01/2026      1,282,050

   890,000   Lee County, Florida Industrial Development Authority -
             Cypress Cove at Healthpark, Florida, Inc. Project..............  5.600     10/01/2004        906,687

   585,000   Lee County, Florida Industrial Development Authority -
             Cypress Cove at Healthpark, Florida, Inc. Project..............  5.700     10/01/2005        597,431

   795,000   Palm Bay, Florida Lease Revenue -
             Florida Education & Research Foundation........................  6.100     09/01/2003        797,981

 1,835,000   Seminole County, Florida Industrial Development Authority -
             RHA/Fern Park MR, Incorporated (Callable 04/01/1999)...........  9.250     04/01/2012      1,890,050
                                                                                                      -----------
                                                                                                        7,864,824
             GEORGIA  2.8%
 2,000,000   Athens-Clarke County, Georgia Residential Care-Wesley Woods
             of Athens, Inc. Project (Callable 10/01/2000)..................  5.300     10/01/2001      2,020,000

 2,000,000   Clayton County, Georgia Development Authority
             Industrial Development Revenue - Outboard Marine Corporation
             (Callable 10/01/1998)..........................................  6.000     10/01/2002      2,022,500
                                                                                                      -----------
                                                                                                        4,042,500
             IDAHO  1.3%
 1,880,000   Idaho Health Facilities Authority -
             Bonner General Hospital........................................  5.700     10/01/2004      1,922,300

             ILLINOIS  9.6%
 5,780,000   Chicago - O'Hare International Airport
             United Airlines, Incorporated (Callable 05/01/1999)............  8.200     05/01/2018      6,108,015

 1,500,000   Illinois Health Facilities Authority - Bohemian Home -
             Tabor Hills Health Care (Callable 11/15/2000)..................  5.250     11/15/2028      1,500,000

 1,000,000   Illinois Health Facilities Authority -
             Lifelink Corporation (Callable 02/15/2008).....................  5.700     02/15/2024        973,750

6

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS (cont'd) - JUNE 30, 1998 (Unaudited)
-------------------------------------------------------------------------------

 PAR
AMOUNT       LONG-TERM INVESTMENTS--99.4%                                    COUPON     MATURITY       VALUE
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS  99.4%
             ILLINOIS  96% (CONT'D)
$2,500,000   Illinois Health Facilities Authority -
             Victory Health Services (Callable 08/15/2007)..................  5.750%    08/15/2027    $ 2,550,000

 2,660,000   Worth, Illinois Nursing Home Revenue -
             Belhaven Convalescent Center (Callable 12/15/2002).............  6.200     12/15/2007      2,676,625
                                                                                                      -----------
                                                                                                       13,808,390

             INDIANA  1.1%
   300,000   Elkhart, Indiana Economic Development Multifamily
             Mortgage - Prairie Village Apartments (Callable 07/01/1998)....  5.125     07/01/2012        300,255

   650,000   Greensburg, Indiana Economic Development Revenue -
             Kroger Company (Callable 12/01/2004)...........................  7.250     06/01/2011        751,562

   500,000   Indiana Health Facilities Finance Authority -
             Hancock Memorial Hospital (Callable 08/15/2006)................  5.900     08/15/200 7       530,625
                                                                                                      -----------
                                                                                                        1,582,442
             IOWA  2.7%
 1,500,000   Elk Horn, Iowa Health Care Facility -
             Salem Lutheran Homes (Callable 04/01/1999).....................  7.250     04/01/2018      1,501,275

 1,450,000   Iowa Finance Authority Health Care Facilities -
             Care Initiatives...............................................  5.500     07/01/2008      1,473,563

   900,000   Ottumwa, Iowa Revenue - Penn Place
             Regional Retirement Living (Callable 02/15/1999)...............  5.150     02/15/2028        892,125
                                                                                                      -----------
                                                                                                        3,866,963
             KANSAS  1.4%
   500,000   Topeka, Kansas Industrial Revenue -
             Reser's Fine Foods, Incorporated (Callable 04/01/2001).........  5.100     04/01/2002        500,625

   500,000   Topeka, Kansas Industrial Revenue -
             Reser's Fine Foods, Incorporated (Callable 04/01/2001).........  5.200     04/01/2003        500,625

   500,000   Topeka, Kansas Industrial Revenue -
             Reser's Fine Foods, Incorporated (Callable 04/01/2001).........  5.300     04/01/2004        500,625

   500,000   Topeka, Kansas Industrial Revenue -
             Reser's Fine Foods, Incorporated (Callable 04/01/2001).........  5.400     04/01/2005        500,625
                                                                                                      -----------
                                                                                                        2,002,500
             LOUISIANA  3.2%
 2,040,000   Louisiana Public Facilities Authority
             Beverly Enterprises, Incorporated (Callable 09/01/2002)........  8.250     09/01/2008      2,244,000

 1,420,000   St. Tammany, Louisiana Public Trust Finance Authority -
             Christwood.....................................................  5.000     11/15/2003      1,407,575

 1,000,000   St. Tammany, Louisiana Public Trust Finance Authority -
             Christwood.....................................................  5.250     11/15/2008        983,750
                                                                                                      -----------
                                                                                                        4,635,325
             MARYLAND  3.5%
 1,500,000   Frederick County, Maryland Retirement Community -
             Buckingham's Choice (Callable 01/01/2000)......................  5.250     01/01/2027      1,501,875

 3,600,000   Maryland Health & Higher Education Facilities Authority -
             Heron Point of Chestertown (Callable 10/01/2000) (b)...........  5.250     10/01/2028      3,577,500
                                                                                                      -----------
                                                                                                        5,079,375
             MASSACHUSETTS  3.7%
 1,260,000   Massachusetts Industrial Finance Agency -
             Reeds Landing Project (Callable 07/01/1998)....................  7.750     10/01/2000      1,282,365

   945,000   Massachusetts Industrial Finance Agency - Glenmeadow
             Retirement Community (Callable 02/15/2000).....................  5.000     02/15/2026        946,181

   970,000   Massachusetts Industrial Finance Agency - Glenmeadow
             Retirement Community (Callable 02/15/2000).....................  5.250     02/15/2026        970,000

 2,000,000   Massachusetts Housing Finance Agency -
             Single Family Mortgage (Callable 04/01/2003)...................  6.375     04/01/2021      2,117,500
                                                                                                      -----------
                                                                                                        5,316,046

                                         HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                                    SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT        LONG-TERM INVESTMENTS - 99.4% [cont'd]                                         COUPON       MATURITY         VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 99.4% [cont'd]

              MINNESOTA - 0.9%
$ 1,325,000   Burnsville, Minnesota Commercial Development Revenue -
                Holiday Inn Project (Callable 04/01/2005)................................    5.650%      10/01/2007       $1,334,938

              MISSOURI - 5.1%
  4,875,000   Independence, Missouri Tax Increment Revenue -
                Homart Development Company (Callable 04/01/2004).........................    8.750       04/01/2015        5,527,031

    900,000   Missouri Health & Education Facilities Authority -
                Freeman Health System....................................................    4.700       02/15/2004          894,375

  1,000,000   Missouri Health & Education Facilities Authority -
                Freeman Health System....................................................    4.750       02/15/2005          992,500
                                                                                                                         -----------
                                                                                                                           7,413,906
              NEW HAMPSHIRE - 0.5%
    650,000   New Hampshire Higher Education & Health Facilities -
                River Woods at Exeter (Callable 09/01/1998)..............................    8.000       03/01/2001          663,969

              NEW JERSEY - 9.6%
  3,500,000   South Amboy, New Jersey Housing Authority -
                Shore Gate Village Grand Project (Callable 07/15/1998)...................    6.000       08/15/1999        3,500,875

    120,000   Union County, New Jersey Utilities Authority -
                Solid Waste Revenue......................................................    6.850       06/15/2002          120,150

    105,000   Union County, New Jersey Utilities Authority -
                Solid Waste Revenue (Callable 06/15/2002)................................    6.950       06/15/2003          105,131

    245,000   Union County, New Jersey Utilities Authority -
                Solid Waste Revenue (Callable 06/15/2002)................................    7.000       06/15/2004          245,306

  1,180,000   Union County, New Jersey Utilities Authority -
                Solid Waste Revenue (Callable 06/15/2002)................................    7.100       06/15/2006        1,182,950

  2,510,000   Union County, New Jersey Utilities Authority -
                Solid Waste Revenue (Callable 06/15/2002)................................    7.150       06/15/2009        2,516,275

  6,200,000   Union County, New Jersey Utilities Authority -
                Solid Waste Revenue (Callable 06/15/2002)................................    7.200       06/15/2014        6,207,750
                                                                                                                         -----------
                                                                                                                          13,878,437
              NEW MEXICO - 0.7%
  1,000,000   Santa Fe County, New Mexico Project Revenue -
                El Castillo Retirement Residences (Callable 05/15/2000)..................    5.250       05/15/2028        1,001,250

              NEW YORK - 0.7%
  1,070,000   Suffolk County, New York Industrial Development Agency -
                Spellman High-Voltage Electronics Corporation............................    5.625       12/01/2004        1,076,688

              NORTH CAROLINA - 0.8%
  1,000,000   Gaston County, North Carolina Industrial Facilities & PCR
                Finance Authority - Combustion Engineering (Callable 11/01/2001).........    8.850       11/01/2015        1,117,500

              OHIO - 7.2%
  1,054,181   Clark County, Ohio Industrial Development Revenue -
                Main Associates Project (Callable 07/01/1998)............................    8.000       11/01/2005        1,059,452

    640,000   Cuyahoga County, Ohio Mortgage Revenue -
                Maple Care Center........................................................    6.350       08/20/2006          696,000

    745,000   Franklin County, Ohio Mortgage Revenue -
                Gateway Apartment Homes (Callable 07/20/1998)............................    5.375       10/20/2010          745,365

  1,000,000   Holmes County, Ohio Industrial Development Revenue -
                Owens-Illinois, Incorporated (Callable 09/01/1998).......................    5.850       09/01/2007        1,000,390

  1,050,000   Montgomery County, Ohio Health Care Facilities -
                Friendship Village of Dayton (Callable 02/01/2001).......................    5.375       02/01/2022        1,056,563

  1,700,000   Montgomery County, Ohio Health Care Facilities -
                Friendship Village of Dayton (Callable 02/01/2003).......................    5.500       02/01/2007        1,723,375

  1,100,000   Ohio Capital Corporation for Housing -
                Bella Vista Section 8 Assisted Project...................................    7.250       02/01/2002        1,102,750

                                         HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                                    SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT        LONG-TERM INVESTMENTS - 99.4% [cont'd]                                         COUPON       MATURITY         VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 99.4% [cont'd]

              OHIO - 7.2% [cont'd]
$ 1,200,000   Pike County, Ohio Hospital Facilities -
                Pike Health Services, Incorporated........................................    6.350%     07/01/2007       $1,236,000

  1,610,000   Summit County, Ohio Industrial Development Revenue -
                Kroger Company (Callable 10/01/2002)......................................    7.650      10/01/2006        1,807,225
                                                                                                                         -----------
                                                                                                                          10,427,120
              OKLAHOMA - 1.4%
  1,065,000   Tulsa County, Oklahoma Industrial Authority - Multifamily
                Housing 1st Mortgage Revenue (Callable 12/01/2005)........................    7.400      12/01/2017        1,057,013

  1,000,000   Tulsa County, Oklahoma Industrial Authority - Multifamily
                Housing 1st Mortgage Revenue (Callable 12/01/2005)........................    7.500      12/01/2027          991,250
                                                                                                                         -----------
                                                                                                                           2,048,263

              PENNSYLVANIA - 12.0%
  6,400,000   Allegheny County, Pennsylvania Industrial Development
                Authority - Lanchester Energy Partners....................................    6.800      01/01/2005        6,408,000

    730,000   Clarion County, Pennsylvania Industrial Development Authority -
                Beverly Enterprises, Inc. (Callable 05/01/1999)...........................   10.125      05/01/2007          775,443

    500,000   Delaware County, Pennsylvania Industrial Development
                Authority Revenue - Martins Run Project (Callable 12/15/2001).............    5.750      12/15/2003          510,000

  1,000,000   Montgomery County, Pennsylvania Industrial Development
                Authority Revenue - Meadowood Corporation (Callable 12/01/1999)...........    5.500      12/01/2019        1,002,500

    700,000   Montgomery County, Pennsylvania Industrial Development
                Authority Revenue - Meadowood Corporation (Callable 12/01/1999)...........    5.150      12/01/2003          700,875

    745,000   Philadelphia, Pennsylvania Hospitals & Higher Education
                Facilities - Graduate Health System.......................................    7.000      07/01/2001          743,137

    410,000   Philadelphia, Pennsylvania Hospitals & Higher Education
                Facilities - Graduate Health System.......................................    5.900      07/01/2003          404,363

  2,550,000   Philadelphia Authority for Industrial Development -
                The Baptist Home of Philadelphia (Callable 11/15/2000)....................    5.250      11/15/2028        2,556,375

    500,000   Scranton-Lackawanna Health & Welfare Authority - Allied
                Services Rehabilitation Hospitals  (Callable 07/15/2004)..................    7.125      07/15/2005          550,000

  3,600,000   Westmoreland County, Pennsylvania Industrial Development
                Authority - Lancaster Energy Partners.....................................    6.800      01/01/2005        3,604,500
                                                                                                                         -----------
                                                                                                                          17,255,193

              TENNESSEE - 2.5%
  1,000,000   Rutherford County, Tennessee Industrial Development
                Board - Kroger Company (Callable 12/01/2004)..............................    7.300      06/01/2021        1,165,000

  2,450,000   Shelby County, Tennessee Health, Education & Housing
                Facilities - Kirby Pines Retirement Community (Callable 11/15/1999).......    5.500      11/15/2027        2,474,500
                                                                                                                         -----------
                                                                                                                           3,639,500

                                         HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                                    SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT      LONG-TERM INVESTMENTS - 99.4% [cont'd]                                         COUPON       MATURITY         VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 99.4% [cont'd]

              TEXAS - 5.2%
$ 2,405,000   Edinburg, Texas Industrial Development Corporation -
                Water Park Project........................................................    7.000%     09/01/2006     $  2,411,013

  2,000,000   Edinburg, Texas Industrial Development Corporation -
                Water Park Project (Callable 09/01/2008)..................................    7.500      09/01/2023        1,965,000

    190,000   Rusk County, Texas Health Facilities Corporation -
                Sugarland Retirement Communities (Callable 03/01/2000)....................    6.375      03/01/2006          190,712

    270,000   Rusk County, Texas Health Facilities Corporation -
                Sugarland Retirement Communities (Callable 03/01/2000)....................    6.500      03/01/2007          271,013

    155,000   Rusk County, Texas Health Facilities Corporation -
                Sugarland Retirement Communities (Callable 03/01/2000)....................    6.625      03/01/2008          155,581

  1,430,000   Rusk County, Texas Health Facilities Corporation -
                Sugarland Retirement Communities (Callable 03/01/2000)....................    7.500      03/01/2014        1,435,362

  1,000,000   San Antonio, Texas Health Facilities Development
                Corporation - Beverly Enterprises, Incorporated (Callable 12/01/2002).....    8.250      12/01/2019        1,102,500
                                                                                                                        ------------
                                                                                                                           7,531,181

              VIRGIN ISLANDS - 4.4%
  3,000,000   Virgin Islands Public Finance Authority -
                Virgin Islands Matching Fund Loan.........................................    6.000      10/01/2004        3,172,500

  3,000,000   Virgin Islands Public Finance Authority -
                Virgin Islands Matching Fund Loan.........................................    6.000      10/01/2005        3,183,750
                                                                                                                        ------------
                                                                                                                           6,356,250

              WEST VIRGINIA - 0.8%
  1,175,000   Monongalia County, West Virginia Building Commission -
                The Village at Heritage Point (Callable 11/15/1999).......................    5.250      11/15/2027        1,176,469

              WISCONSIN - 2.0%
  1,110,000   Wisconsin Health & Education Facilities Authority -
                The Millennium Housing Foundation.........................................    5.750      01/01/2008        1,112,775

  1,750,000   Wisconsin Health & Education Facilities Authority -
                St. John's Home and Sunrise Care Center (Callable 12/15/2002).............    5.625      12/15/2022        1,747,813
                                                                                                                        ------------
                                                                                                                           2,860,588

              TOTAL MUNICIPAL BONDS...................................................................................  $143,219,698
                                                                                                                        ------------
              TOTAL LONG-TERM INVESTMENTS (Cost $141,861,555).........................................................  $143,219,698
                                                                                                                        ------------

                                         HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                                    SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT      SHORT TERM INVESTMENTS - 2.2%                                                  COUPON       MATURITY        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 0.6%
              ALABAMA - 0.2%
$   340,000   Valley, Alabama Special Care Facilities Finance Authority -
                Lanier Memorial Hospital..................................................   4.250%      11/01/1998    $    340,125

              NEW HAMPSHIRE - 0.4%
    600,000   New Hampshire Industrial Development Authority -
                Maryland Cup Corporation (Callable 07/01/1998)............................   6.750       06/01/1999         606,000
                                                                                                                       ------------
              TOTAL MUNICIPAL BONDS................................................................................... $    946,125

              DAILY VARIABLE RATE PUT BONDS - 1.6%

              INDIANA - 0.4%
    500,000   Rockport, Indiana Pollution Control Revenue -
                AEP Generating Company Project............................................   2.700       07/01/2025    $    500,000

              NEW YORK - 1.2%
  1,800,000   New York State Dormitory Authority Revenue -
                St. Francis Center at the Knolls..........................................   2.900       07/01/2023       1,800,000

              TOTAL DAILY VARIABLE RATE PUT BONDS..................................................................... $  2,300,000
                                                                                                                       ------------
              TOTAL SHORT-TERM INVESTMENTS (Cost $3,244,460).......................................................... $  3,246,125
                                                                                                                       ------------
              TOTAL INVESTMENTS (Cost $145,106,015)....................101.6%                                          $146,465,823

              Liabilities, less cash and receivables................... (1.6)                                            (2,317,735)
                                                                       -----                                           ------------
              TOTAL NET ASSETS.........................................100.0%                                          $144,148,088
                                                                       =====                                           ============

      (a) All or a portion of security pledged to cover margin requirements for futures contracts.
      (b) When-issued security.

      The accompanying Notes to Financial Statements are an integral part of this Schedule.

                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
              SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (Unaudited)

   PAR
  AMOUNT    LONG-TERM INVESTMENTS  97.1%                                            COUPON         MATURITY              VALUE
----------------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS  97.1%
            ALABAMA  5.9%
$2,000,000  Mobile, Alabama Industrial Development Board -
              Mobile Energy Services (Callable 01/01/2005).......................    6.950%         01/01/2020         $ 1,000,000

 2,000,000  Vance, Alabama Governmental Utility Services Corporation -
              Sewer Services Revenue (Callable 10/01/2007).......................    7.500          10/01/2018           2,127,500
                                                                                                                       -----------
                                                                                                                         3,127,500
            CALIFORNIA  4.6%
 2,500,000  Yucaipa, California Redevelopment Agency - Eldorado Palms
              Mobile Home Estates (Callable 05/01/2008)..........................    6.000          05/01/2030           2,418,750

            FLORIDA  10.6%
 1,000,000  Leon County, Florida Educational Facilities Authority -
              Southgate Residence Hall (Callable 03/01/2008).....................    6.750          09/01/2028           1,003,750

 2,000,000  Mexico Beach, Florida Public Service Facilities -
              Heritage House of Sarasota (Callable 12/01/2002)...................    8.000          12/01/2027           2,015,000

 2,500,000  Seminole County, Florida Industrial Development Authority -
              RHA/Fern Park MR, Incorporated (Callable 04/01/1999)...............    9.250          04/01/2012           2,575,000
                                                                                                                       -----------
                                                                                                                         5,593,750
            GEORGIA  5.7%
 3,000,000  Houston County, Georgia Development Authority -
              Grantley, Incorporated Project (Callable 04/01/2003)...............    7.375          04/01/2028           2,988,750

            ILLINOIS  3.2%
 1,700,000  Worth, Illinois Nursing Home Revenue -
              Belhaven Convalescent Center (Callable 12/15/2002).................    7.250          12/15/2027           1,708,500

            INDIANA  6.8%
   715,000  Beech Grove, Indiana Economic Development Revenue -
              Diplomat South Apartments (Callable 01/01/2003)....................    7.000          01/01/2028             708,744

 1,200,000  Beech Grove, Indiana Economic Development Revenue -
              Beech Grove Village Apartments (Callable 01/01/2003)...............    7.000          01/01/2028           1,216,500

 1,700,000  Huntingburg, Indiana Hospital Revenue - St. Joseph's
              Hospital of Huntingburg (Callable 01/01/2006) (a)..................    5.750          01/01/2018           1,674,500
                                                                                                                       -----------
                                                                                                                         3,599,744
            LOUISIANA  5.0%
 2,725,000  St. Tammany, Louisiana Public Trust Finance Authority -
              Christwood (Callable 11/15/2008)...................................    5.700          11/15/2028           2,646,656

            MICHIGAN  5.6%
 1,140,000  Redford Township, Michigan Economic Development
              Corporation - The Malachi Corp. (Callable 05/01/2003)..............    7.500          05/01/2028           1,140,000

 1,800,000  Riverview, Michigan Economic Development Corporation -
              The Malachi Corporation (Callable 05/01/2003)......................    7.500          05/01/2028           1,806,750
                                                                                                                       -----------
                                                                                                                         2,946,750
            MINNESOTA  3.1%
 1,600,000  Oakdale, Minnesota Elderly Housing Revenue -
              PMH/Oakdale, Incorporated (Callable 03/01/2005)....................    6.000          03/01/2028           1,622,000

            MISSOURI  8.2%
   630,000  Gallatin, Missouri Certificates of Participation -
              Electric Distribution System (Callable 07/01/2007).................    7.125          01/01/2014             641,025

 1,820,000  Gallatin, Missouri Certificates of Participation -
              Electric Distribution System (Callable 07/01/2007).................    7.375          01/01/2028           1,865,500

 1,750,000  St. Louis County, Missouri Industrial Development Authority -
              Dasal Caring Centers (Callable 12/01/2007).........................    7.750          12/01/2016           1,828,750
                                                                                                                       -----------
                                                                                                                         4,335,275
            NORTH CAROLINA 7.6%
 4,000,000  Fletcher, North Carolina First Mortgage Housing Revenue -
              Avery's View Retirement Facilities (Callable 03/01/2007) (b).......    7.000          03/01/2028           4,025,000

                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
          SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1998 (Unaudited)

   PAR
  AMOUNT    LONG-TERM INVESTMENTS  97.1% (cont'd)                                     COUPON         MATURITY              VALUE
----------------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS 97.1% (cont'd)
            OHIO 2.3%
$  555,000  Franklin County, Ohio Hospital Facilities
              Worthington Christian Village......................................    7.875%         06/01/2005         $   555,000

   675,000  Franklin County, Ohio Hospital Facilities -
              Worthington Christian Village (Callable 06/01/2005)................    8.000          06/01/2010             675,000
                                                                                                                       -----------
                                                                                                                         1,230,000
            OKLAHOMA 3.7%
 2,000,000  Tulsa County, Oklahoma Industrial Authority - 1st Mortgage
              Multifamily Housing (Callable 12/01/2005)..........................    7.500          12/01/2027           1,982,500

            PENNSYLVANIA  3.0%
 1,600,000  Westmoreland County, Pennsylvania Industrial Development
              Authority - Lancaster Energy Partners..............................    7.000          01/01/2008           1,594,000

            TENNESSEE 3.6%
   630,000  Shelby County, Tennessee Health, Education & Housing
              Facilities - Winfield Village of Cordova (Callable 08/29/2006).....    8.500          07/01/2026             680,400

 1,225,000  Sweetwater, Tennessee Industrial Development Board -
              Wood Presbyterian Home (Callable 01/01/2006).......................    7.750          01/01/2029           1,232,656
                                                                                                                       -----------
                                                                                                                         1,913,056

            TEXAS  12.5%
 2,370,000  Bexar County, Texas Housing Finance Corporation -
              King's Point & Thompson Place Apartments (Callable 07/01/2003).....    7.000          07/01/2028           2,378,888

   665,000  Danforth, Texas Health Facilities Corporation - Sam Houston
              Long-Term Care Facility (Callable 03/01/2004)......................    8.250          03/01/2027             679,962

 1,800,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities (Callable 03/01/2000).............    7.750          03/01/2019           1,775,250

 1,095,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities (Callable 03/01/2000).............    8.250          03/01/2028           1,085,419

   685,000  Tarrant County, Texas Health Facilities Development
              Corporation - St. Joseph Long Term Care Facility
              (Callable 05/01/2004)..............................................    8.500          05/01/2027             708,975
                                                                                                                      ------------
                                                                                                                         6,628,494
            WISCONSIN 5.7%
 1,000,000  Wisconsin Health & Education Facilities Authority -
              RFDF, Incorporated Project (Callable 07/15/2007)...................    7.375          07/15/2027           1,017,500

 2,000,000  Wisconsin Health & Education Facilities Authority -
              The Millennium Housing Foundation (Callable 07/01/2008)............    6.100          01/01/2028           2,000,000
                                                                                                                       -----------
                                                                                                                         3,017,500

            TOTAL MUNICIPAL BONDS.................................................................................     $51,378,225
                                                                                                                       -----------
            TOTAL LONG-TERM INVESTMENTS (Cost $51,007,958)........................................................     $51,378,225
                                                                                                                       -----------

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1998 (Unaudited)

  PAR
 AMOUNT         SHORT-TERM INVESTMENT  0.6%                         COUPON   MATURITY      VALUE
---------------------------------------------------------------------------------------------------
            DAILY VARIABLE RATE PUT BOND  0.6%
            TEXAS  0.6%
$300,000   Lone Star, Texas Airport Improvement Authority -
           American Airlines, Incorporated........................  2.900%  12/01/2014  $   300,000
                                                                                        -----------
           TOTAL SHORT-TERM INVESTMENT (Cost $300,000)................................  $   300,000
                                                                                        -----------
           TOTAL INVESTMENTS (Cost $51,307,958)........   97.7%                         $51,678,225
           Cash and receivables, less liabilities......    2.3%                           1,217,559
                                                         ------                         -----------
          TOTAL NET ASSETS.............................  100.0%                         $52,895,784
                                                         ======                         ===========

     (a) All or a portion of security pledged to cover margin requirements for futures contracts.
     (b) Coupon payment periodically increases over the life of the security. Rate stated is in effect on June 30, 1998.

     The accompanying Notes to Financial Statements are an integral part of this Schedule.

                      STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 1998 (Unaudited)

                                                                              Short
                                                                            Duration
                                                                           High-Yield     High-Yield
                                                                            Municipal      Municipal
ASSETS:                                                                       Fund         Bond Fund
                                                                          ------------  -------------
  Investments in securities, at cost....................................  $145,106,015  $  51,307,958
                                                                          ============  =============
  Investments in securities, at value...................................  $146,465,823  $  51,678,225
  Receivable from securities sold.......................................     2,583,387             --
  Receivable from fund shares sold......................................     2,223,522        715,596
  Accrued interest......................................................     2,171,904        898,189
  Prepaid expenses......................................................        12,901          6,679
  Deferred organization expenses........................................        16,550         16,550
  Receivable from Advisor for expense reimbursement
    and management fee waiver...........................................         7,745          6,446
                                                                          ------------  -------------
   Total Assets.........................................................   153,481,832     53,321,685
                                                                          ------------  -------------
LIABILITIES:
  Payable for securities purchased......................................     8,772,220        250,097
  Payable for fund shares redeemed......................................       360,211        109,231
  Payable to custodian..................................................        59,813          7,903
  Payable to Advisor for management fee.................................        49,134         26,522
  Payable to Advisor for deferred organization expenses.................        16,550         16,550
  Variation margin on open futures contracts............................        51,562          6,249
  Accrued expenses......................................................        24,254          9,349
                                                                          ------------  -------------
   Total Liabilities....................................................     9,333,744        425,901
                                                                          ------------  -------------
TOTAL NET ASSETS........................................................  $144,148,088  $  52,895,784
                                                                          ============  =============
NET ASSETS CONSIST OF:
  Paid in capital.......................................................  $143,562,987  $  52,244,628
  Accumulated undistributed net realized gains (losses) on investments..      (346,582)       285,264
  Net unrealized appreciation on investments............................       931,683        365,892
                                                                          ------------  -------------
TOTAL NET ASSETS........................................................  $144,148,088  $  52,895,784
                                                                          ============  =============
SHARES OUTSTANDING, $.001 par value
  (100,000,000 shares authorized, respectively).........................    14,242,101      5,061,584
                                                                          ============  =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE..........  $      10.12  $       10.45
                                                                          ============  =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                            STATEMENTS OF OPERATIONS
                      For the period from January 1, 1998
                          to June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                              Short
                                                                             Duration
                                                                            High-Yield   High-Yield
                                                                             Municipal    Municipal
INVESTMENT INCOME:                                                             Fund       Bond Fund
                                                                            ----------   ----------
       Interest...........................................................  $3,823,331   $1,474,925
                                                                            ----------   ----------
          Total investment income.........................................   3,823,331    1,474,925
                                                                            ----------   ----------
EXPENSES:
       Management fees....................................................     264,776      131,034
       Distribution fees..................................................     165,176       54,598
       Registration fees..................................................      27,821        9,899
       Transfer agent fees................................................      16,386        8,646
       Custodian fees.....................................................      10,264        5,019
       Audit fees.........................................................       4,180        2,356
       Directors' fees....................................................       3,775        3,621
       Printing and communications........................................       2,926        1,235
       Amortization of deferred organization expenses.....................       2,364        2,364
       Postage............................................................       1,601        1,167
       Legal fees.........................................................         565          368
       Other operating expenses...........................................       7,403        2,991
                                                                            ----------   ----------
          Total expenses..................................................     507,237      223,298
          Less: Fees paid indirectly......................................          --           --
          Less: Expense reimbursement and management fee waiver...........    (169,630)    (100,247)
                                                                            ----------   ----------
          Net expenses....................................................     337,607      123,051
                                                                            ----------   ----------
NET INVESTMENT INCOME.....................................................   3,485,724    1,351,874
                                                                            ----------   ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
       Net realized gains (losses) on:
          Securities......................................................     (39,671)     320,347
          Futures contracts...............................................    (336,174)     (62,840)
       Net increase (decrease) in unrealized appreciation on:
          Securities......................................................     214,770     (151,643)
          Futures contracts...............................................    (147,393)      70,228
                                                                            ----------   ----------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS...............    (308,468)     176,092
                                                                            ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................  $3,177,256   $1,527,966
                                                                            ==========   ==========

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Short Duration High-Yield             High-Yield Municipal
                                                                      Municipal Fund                         Bond Fund
                                                             ---------------------------------    ---------------------------------
                                                                                  Jan. 2, 1997                       Jan. 2, 1997
                                                               Jan. 1, 1998     (commencement of   Jan. 1, 1998    (commencement of
                                                             to June 30, 1998    operations) to   to June 30,1998   operations to
                                                                (Unaudited)      Dec. 31, 1997      (Unaudited)     Dec. 31, 1997
                                                             ----------------   ----------------  ---------------  ----------------
OPERATIONS:
  Net investment income......................................... $  3,485,724   $  3,076,220        $  1,351,874      $   887,447
  Net realized gains (losses) on investments....................     (375,845)        29,263             257,507          345,439
  Net increase (decrease) in unrealized
   appreciation on investments..................................       67,377        864,306             (81,415)         447,307
                                                                 ------------   ------------        ------------      -----------
  Net increase in net assets resulting from
   operations...................................................    3,177,256      3,969,789           1,527,966        1,680,193
                                                                 ------------   ------------        ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................................   (3,485,724)    (3,076,220)         (1,351,874)        (887,447)
  Net realized gains on investments.............................           --             --            (230,338)         (87,344)
                                                                 ------------   ------------        ------------      -----------
    Total distributions to shareholders.........................   (3,485,724)    (3,076,220)         (1,582,212)        (974,791)

FUND SHARE ACTIVITIES:
  Proceeds from shares issued...................................   81,010,761    162,747,963          40,400,304       34,304,367
  Reinvested dividends from net investment income
   and distributions from net realized gains on investments.....    3,059,755      2,700,941           1,375,653          858,813
  Cost of shares redeemed.......................................  (60,555,778)   (45,400,655)        (19,434,001)      (5,260,508)
                                                                 ------------   ------------        ------------      -----------

    Net increase in net assets derived from Fund
     share activities...........................................   23,514,738    120,048,249          22,341,956       29,902,672
                                                                 ------------   ------------        ------------      -----------

TOTAL INCREASE IN NET ASSETS....................................   23,206,270    120,941,818          22,287,710       30,608,074

NET ASSETS AT THE BEGINNING OF THE PERIOD.......................  120,941,818             --          30,608,074               --
                                                                 ------------   ------------        ------------      -----------

NET ASSETS AT THE END OF THE PERIOD............................. $144,148,088   $120,941,818        $ 52,895,784      $30,608,074
                                                                 ============   ============        ============      ===========

UNDISTRIBUTED NET INVESTMENT INCOME............................. $         --   $      4,729        $         --      $     4,729
                                                                 ============   ============        ============      ===========


The accompanying Notes to Financial Statements are an integral part of these Statements.

18


FINANCIAL HIGHLIGHTS
                                              Short Duration High-Yield                            High-Yield Municipal
                                                   Municipal Fund                                       Bond Fund
                                        ------------------------------------              -------------------------------------
                                             For the                                           For the
                                        six months ending    Jan. 2, 1997(1)              six months ending      Jan. 2, 1997(1)
                                          June 30, 1998          through                    June 30, 1998            through
                                           (Unaudited)        Dec. 31, 1997                  (Unaudited)          Dec. 31, 1997
                                        -----------------    ---------------              -----------------      ---------------
Per Share Data
Net asset value, beginning of
 period...........................         $  10.15              $   10.00                    $ 10.45               $ 10.00
Income from investment operations:
   Net investment income..........             0.26                   0.57                       0.32                  0.68
   Net realized and unrealized
    gains on investments..........            (0.03)                  0.15                       0.05                  0.48
                                           --------              ---------                    -------               -------
   Total income from investment
    operations....................             0.23                   0.72                       0.37                  1.16
Less distributions from:
   Net investment income..........            (0.26)                 (0.57)                     (0.32)                (0.68)
   Net realized gains on
    investments...................               --                     --                      (0.05)                (0.03)
                                           --------              ---------                    -------               -------
     Total distributions..........            (0.26)                 (0.57)                     (0.37)                (0.71)
                                           --------              ---------                    -------               -------
Net asset value, end of period....         $  10.12              $   10.15                      10.45                $10.45
                                           ========              =========                    =======               =======

Total Return......................             2.3%(2)                7.4%                       3.6%(2)              11.7%
Ratios and Supplemental Data
   Net assets, end of period (in
    thousands)....................         $144,148              $ 120,942                     $52,896               $30,608
   Ratio of net expenses to
    average net assets............            0.50%(3)(4)            0.00%(4)                  0.53%(3)(5)            0.00%(5)
   Ratio of net investment income
    to average net assets.........            5.18%(3)(4)            5.33%(4)                  5.89%(3)(5)            6.01%(5)
   Portfolio turnover rate........             121%                  175%                       198%                   439%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement and management fee waiver by the Advisor, the ratio of net expenses to average net assets for the periods ended June 30, 1998 and December 31, 1997 would have been 0.75% and 0.84%, respectively, and the ratio of net investment income to average net assets would have been 4.93% and 4.49%, respectively.
(5) If there had been no expense reimbursement and management fee waiver by the Advisor, the ratio of net expenses to average net assets for the periods ended June 30, 1998 and December 31, 1997 would have been 0.97% and 1.25%, respectively, and the ratio of net investment income to average net assets would have been 5.45% and 4.76%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

           NOTES TO FINANCIAL STATEMENTS . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund (the "Funds"), each of which is a diversified fund, are two of the nine series of funds issued by the Corporation at June 30, 1998.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At June 30, 1998, the Short Duration High-Yield Municipal Fund had a Federal income tax capital loss carryforward of $27,690 expiring in 2005. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

     (d) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (e) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

       The Funds had the following open short futures contracts at June 30, 1998:

       Short Duration High-Yield Municipal Fund



                                            Number             Expiration           Unrealized
       Type                              of Contracts             Date             Depreciation
       ----                              ------------        --------------        ------------
       Municipal Bond Index                 (165)            September 1998         ($428,125)

       High-Yield Municipal Bond Fund
                                            Number             Expiration           Unrealized
       Type                              of Contracts             Date             Depreciation
       ----                              ------------        --------------        ------------
       Municipal Bond Index                  (20)            September 1998          ($4,375)

                                                                              19

     (f) The Funds have entered into a fee arrangement with its custodian bank and transfer agent which provides for a reduction in custody and transfer agent fees based upon net amounts of uninvested cash balances. This reduction of expenses, if any, is shown on the Statement of Operations as "Fees Paid Indirectly."

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)  Credit Facility

     Deutsche Bank AG has made available to seven of the nine series of funds issued by the Corporation, including the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, a $70 million credit facility pursuant to a Credit Agreement dated March 31, 1998. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the NIBOR rate plus 0.5% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. During the period from March 31, 1998 though June 30, 1998 the Funds did not borrow against the credit facility. Commitment fees for the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund were $1,006 and $349, respectively.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of .40% of the daily net asset value of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of .60% of the daily net asset value of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets.

     The Advisor voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. Effective January 1, 1998, the Advisor began to reduce the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual total fund operating expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at June 30, 1998, were $16,550 for each fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     During the period from January 1, 1998 through June 30, 1998, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                                            Short Duration   High-Yield
                                              High-Yield      Municipal
                                            Municipal Fund    Bond Fund
                                            ---------------  -----------
    Cost of purchases                              $188,340     $106,616
    Proceeds from sales                             161,495     $ 86,318


    At June 30, 1998, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows (in thousands):

                                              Short Duration   High-Yield
                                                High-Yield     Municipal
                                              Municipal Fund   Bond Fund
                                              --------------   ----------
    Appreciation                                      $1,456         $653
    Depreciation                                         (97)        (283)
                                              --------------   ----------
                                                      $1,359         $370
                                              ==============   ==========


    Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.


(7) Fund Share Transactions

    For the period from January 1, 1998 through June 30, 1998, Fund share transactions were as follows:

                                              Short Duration   High-Yield
                                                High-Yield      Municipal
                                              Municipal Fund    Bond Fund
                                              ---------------  -----------
    Shares issued                                   8,009,108    3,864,975
    Reinvested dividends from net
      investment income and
      distributions from net realized
      gains on investments                            302,510      131,723
    Shares redeemed                                (5,988,186)  (1,864,895)
                                               --------------   ----------
           Net increase in Fund shares              2,323,432    2,131,803
                                               ==============   ==========

    For the period ended December 31, 1997, Fund share transactions were as follows:

                                            Short Duration   High-Yield
                                              High-Yield      Municipal
                                            Municipal Fund    Bond Fund
                                            ---------------  ----------
    Shares issued                                16,144,715   3,358,272
    Reinvested dividends from net
      investment income and
      distributions from net realized
      gains on investments                          267,346      83,609
    Shares redeemed                              (4,493,392)   (512,100)
                                            ---------------  ----------
           Net increase in Fund shares           11,918,669   2,929,781
                                            ===============  ==========

                         The Heartland Family of Funds

                              Large Cap Value Fund

                               Mid Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                           Small Cap Contrarian Fund
                            (closed to new accounts)

                                   Value Fund
                            (closed to new accounts)

                    Short Duration High-Yield Municipal Fund

                         High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund

                                 1.800.432.7856

                             [Logo] Heartland Funds
                            ------------------------
                            AMERICA'S VALUE INVESTOR

                  790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Wisconsin Tax Free Fund income may be subject to alternative minimum tax and Municipal Fund income may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.